Exhibit 10.1
SECURITIES PURCHASE AGREEMENT
     This Securities Purchase Agreement (this “Agreement”) is dated as of April 23, 2010, by and among Oriental Financial Group Inc., a financial holding company and corporation organized in the Commonwealth of Puerto Rico (the “Company”), and each purchaser identified on the signature pages hereto (each, including its successors and assigns, a “Purchaser” and collectively, the “Purchasers”).
RECITALS
     A. The Company and each Purchaser is executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”), and Rule 506 of Regulation D (“Regulation D”) as promulgated by the United States Securities and Exchange Commission (the “Commission”) under the Securities Act.
     B. Each Purchaser, severally and not jointly, wishes to purchase, and the Company wishes to sell, upon the terms and conditions stated in this Agreement, that aggregate number of shares of the Company’s mandatorily convertible non-cumulative non-voting perpetual preferred stock, $1,000 liquidation preference per share (the “Preferred Stock”), set forth below such Purchaser’s name on the signature page of this Agreement (which aggregate amount for all Purchasers together shall be 200,000 shares of Preferred Stock and shall be collectively referred to herein as the “Preferred Shares”). When purchased, the Preferred Stock will have the terms set forth in a certificate of designations for the Preferred Stock in the form attached as Exhibit A hereto (the “Certificate of Designations”) made a part of the Company’s Certificate of Incorporation, as amended, by the filing of the Certificate of Designations with the Secretary of State of the Commonwealth of Puerto Rico (the “Secretary of State”). The Preferred Stock will be convertible into shares of common stock, par value $1.00 per share (the “Common Stock”), of the Company (the “Underlying Shares” and, together with the Preferred Shares, the “Securities”), subject to and in accordance with the terms and conditions of the Certificate of Designations.
     C. The Company has engaged Keefe, Bruyette & Woods, Inc. as its exclusive placement agent (the “Placement Agent”) for the offering of the Securities.
     D. Contemporaneously with the execution and delivery of this Agreement, the parties hereto are executing and delivering a Registration Rights Agreement, substantially in the form attached hereto as Exhibit B (the “Registration Rights Agreement”), pursuant to which, among other things, the Company will agree to provide certain registration rights with respect to the Securities under the Securities Act and the rules and regulations promulgated thereunder and applicable state securities laws.
     NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Company and the Purchasers hereby agree as follows:

ARTICLE 1:
DEFINITIONS
     1.1 Definitions. In addition to the terms defined elsewhere in this Agreement, for all purposes of this Agreement, the following terms shall have the meanings indicated in this Section 1.1:
     “Action” means any action, suit, inquiry, notice of violation, proceeding (including any partial proceeding such as a deposition) or investigation pending or, to the Company’s Knowledge, threatened in writing against the Company, any Subsidiary or any of their respective properties or any officer, director or employee of the Company or any Subsidiary acting in his or her capacity as an officer, director or employee before or by any federal, state, county, local or foreign court, arbitrator, governmental or administrative agency, regulatory authority, stock market, stock exchange or trading facility.
     “Affiliate” means, with respect to any Person, any other Person that, directly or indirectly through one or more intermediaries, Controls, is controlled by or is under common control with such Person, as such terms are used in and construed under Rule 405 under the Securities Act.
     “Agreement” shall have the meaning ascribed to such term in the Preamble.
     “AST” has the meaning set forth in Section 2.1(b).
     “AST Escrow Agreement” has the meaning set forth in Section 2.1(b).
     “Bank” has the meaning set forth in Section 6.17.
     “BHCA” has the meaning set forth in Section 3.1(b).
     “Business Day” means a day, other than a Saturday or Sunday, on which banks in New York City are open for the general transaction of business.
     “Certificate of Designations” has the meaning set forth in the Recitals.
     “Certificate of Incorporation” means the Certificate of Incorporation of the Company and all amendments and certificates of determination thereto, as the same may be amended from time to time.
     “Closing” means the closing of the purchase and sale of the Preferred Shares pursuant to this Agreement.
     “Closing Date” means the Trading Day when all of the Transaction Documents have been executed and delivered by the applicable parties thereto, and all of the conditions set forth in Sections 2.1, 2.2, 5.1 and 5.2 hereof are satisfied, or such other date as the parties may agree.
     “Code” means the Internal Revenue Code of 1986, as amended, including the regulations and published interpretations thereunder.
     “Commission” has the meaning set forth in the Recitals.
     “Common Stock” has the meaning set forth in the Recitals, and also includes any securities into which the Common Stock may hereafter be reclassified or changed.
     “Company Deliverables” has the meaning set forth in Section 2.2(a).

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     “Company Puerto Rican Counsel” means McConnell Valdes LLC.
     “Company Reports” has the meaning set forth in Section 3.1(kk).
     “Company U.S. Counsel” means Skadden, Arps, Slate, Meagher & Flom LLP.
     “Company’s Knowledge” means with respect to any statement made to the knowledge of the Company, that the statement is based upon the actual knowledge of the executive officers of the Company having responsibility for the matter or matters that are the subject of the statement after reasonable investigation.
     “Control” (including the terms “controlling”, “controlled by” or “under common control with”) means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise.
     “Custodian” has the meaning set forth in Section 2.1(b).
     “Custodian Agreement” has the meaning set forth in Section 2.1(b).
     “DTC” means The Depository Trust Company.
     “Effectiveness Date” has the meaning set forth in Section 6.16.
     “Environmental Laws” has the meaning set forth in Section 3.1(l).
     “ERISA” means the Employee Retirement Income Security Act of 1974, as amended, including the regulations and published interpretations thereunder.
     “ERISA Affiliate”, as applied to the Company, means any Person under common control with the Company, who together with the Company, is treated as a single employer within the meaning of Section 414(b), (c), (m) or (o) of the Code.
     “Escrow Agent” has the meaning set forth in Section 2.1(b).
     “Escrow Agreement” has the meaning set forth in Section 2.1(b).
     “Exchange Act” means the Securities Exchange Act of 1934, as amended, or any successor statute, and the rules and regulations promulgated thereunder.
     “Failed Bank” has the meaning set forth in Section 6.17.
     “FDIC” means the Federal Deposit Insurance Corporation.
     “FRB” means the Board of Governors of the Federal Reserve System.
     “GAAP” means U.S. generally accepted accounting principles, as applied by the Company.
     “Indemnified Person” has the meaning set forth in Section 4.8(b).
     “Intellectual Property” has the meaning set forth in Section 3.1(r).
     “Lien” means any lien, charge, claim, encumbrance, security interest, right of first refusal, preemptive right or other restrictions of any kind.
     “Material Adverse Effect” means any of (i) a material and adverse effect on the legality, validity or enforceability of this Agreement, the Registration Rights Agreement, the Certificate of Designations or the Escrow Agreement, (ii) a material and adverse effect on the results of operations, assets, properties, business, condition (financial or otherwise) of the Company and the

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Subsidiaries, taken as a whole, or (iii) any adverse impairment to the Company’s ability to perform in any material respect on a timely basis its obligations under this Agreement, the Registration Rights Agreement, the Certificate of Designations or the Escrow Agreement; provided, that in determining whether a Material Adverse Effect has occurred, there shall be excluded any effect to the extent resulting from the following: (A) changes, after the date hereof, in U.S. GAAP or regulatory accounting principles generally applicable to banks, savings associations or their holding companies, (B) changes, after the date hereof, in applicable laws, rules and regulations or interpretations thereof by any court, administrative agency or other governmental authority, whether federal, state, local or foreign, or any applicable industry self-regulatory organization, (C) actions or omissions of the Company expressly required by the terms of this Agreement or taken with the prior written consent of an affected Purchaser, (D) changes, after the date hereof, in general economic, monetary or financial conditions, (E) changes in the market price or trading volumes of the Common Stock (but not the underlying causes of such changes), (F) changes in global or national political conditions, including the outbreak or escalation of war or acts of terrorism and (G) the public disclosure of this Agreement or the transactions contemplated hereby; except, with respect to clauses (A), (B), (D) and (F), to the extent that the effects of such changes have a disproportionate effect on the Company and the Subsidiaries, taken as a whole, relative to other similarly situated banks, savings associations or their holding companies generally.
     “Material Contract” means any contract of the Company that was filed as an exhibit to the SEC Reports pursuant to Item 601 of Regulation S-K.
     “Material Permits” has the meaning set forth in Section 3.1(p).
     “Multiemployer Plan” means a “multiemployer plan” as defined in Section 4001(a)(3) of ERISA to which the Company or any ERISA Affiliate is making, or is accruing an obligation to make, contributions or has made, or been obligated to make, contributions within the preceding six (6) years.
     “New York Court” means the courts of the State of New York and the United States District Courts located in the city of New York.
     “NYSE” means the New York Stock Exchange.
     “OCFI” means the Office of the Commissioner of Financial Institutions of Puerto Rico.
     “P&A Agreement” has the meaning set forth in Section 6.17.
     “P&A Closing” has the meaning set forth in Section 6.17.
     “Pension Plan” means any employee pension benefit plan within the meaning of Section 3(2) of ERISA, other than a Multiemployer Plan, which is subject to the provisions of Title IV of ERISA or Section 412 of the Code or Section 302 of ERISA and which (i) is maintained for employees of the Company or any of its ERISA Affiliates or (ii) has at any time during the last six (6) years been maintained for the employees of the Company or any current or former ERISA Affiliate.
     “Person” means an individual, corporation, partnership, limited liability company, trust, business trust, association, joint stock company, joint venture, sole proprietorship, unincorporated organization or governmental authority.
     “Placement Agent” has the meaning set forth in the Recitals.
     “Preferred Shares” has the meaning set forth in the Recitals.

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     “Preferred Stock” has the meaning set forth in the Recitals.
     “Principal Trading Market” means the Trading Market on which the Common Stock is primarily listed on and quoted for trading, which, as of the date of this Agreement and the Closing Date, shall be the NYSE.
     “Proceeding” means an action, claim, suit, investigation or proceeding (including, without limitation, an investigation or partial proceeding, such as a deposition), whether commenced or threatened.
     “Purchase Price” means $1,000 per Preferred Share.
     “Purchaser Deliverables” has the meaning set forth in Section 2.2(b).
     “Purchaser Party” has the meaning set forth in Section 4.8(a).
     “Registration Rights Agreement” has the meaning set forth in the Recitals.
     “Registration Statement” means a registration statement meeting the requirements set forth in the Registration Rights Agreement and covering the resale by the Purchasers of the Registrable Securities (as defined in the Registration Rights Agreement).
     “Regulation D” has the meaning set forth in the Recitals.
     “Regulatory Agreement” has the meaning set forth in Section 3.1(mm).
     “Required Approvals” has the meaning set forth in Section 3.1(e).
     “Rule 144” means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.
     “Scheduled Date” has the meaning set forth in Section 6.16.
     “SEC Reports” has the meaning set forth in Section 3.1(h).
     “Secretary of State” has the meaning set forth in the Recitals.
     “Section 2.1(c)(iii) Purchaser” has the meaning set forth in Section 2.1(c)(iii).
     “Secretary’s Certificate” has the meaning set forth in Section 2.2(a)(v).
     “Securities” has the meaning set forth in the Recitals.
     “Securities Act” has the meaning set forth in the Recitals.
     “Stockholder Approvals” has the meaning set forth in Section 4.11.
     “Stockholder Proposals” has the meaning set forth in Section 4.11.
     “Subscription Amount” means with respect to each Purchaser, the aggregate amount to be paid for the Preferred Shares purchased hereunder as indicated on such Purchaser’s signature page to this Agreement next to the heading “Aggregate Purchase Price (Subscription Amount)”.
     “Subsidiary” means any entity in which the Company, directly or indirectly, owns sufficient capital stock or holds a sufficient equity or similar interest such that it is consolidated with the Company in the financial statements of the Company.
     “Trading Day” means (i) a day on which the Common Stock is listed or quoted and traded on its Principal Trading Market (other than the OTC Bulletin Board), or (ii) if the Common Stock is

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not listed on a Trading Market (other than the OTC Bulletin Board), a day on which the Common Stock is traded in the over-the-counter market, as reported by the OTC Bulletin Board, or (iii) if the Common Stock is not quoted on any Trading Market, a day on which the Common Stock is quoted in the over-the-counter market as reported in the “pink sheets” by Pink Sheets LLC (or any similar organization or agency succeeding to its functions of reporting prices); provided , that in the event that the Common Stock is not listed or quoted as set forth in (i), (ii) and (iii) hereof, then Trading Day shall mean a Business Day.
     “Trading Market” means whichever of the NYSE, the NYSE Amex, the NASDAQ Global Select Market, the NASDAQ Global Market, the NASDAQ Capital Market or the OTC Bulletin Board on which the Common Stock is listed or quoted for trading on the date in question.
     “Transaction Documents” means this Agreement, the schedules and exhibits attached hereto, the Registration Rights Agreement, the Certificate of Designations, the Escrow Agreement and any other documents or agreements executed in connection with the transactions contemplated hereunder.
     “Transfer Agent” means The Registrar and Trust Company, or any successor transfer agent for the Company.
     “Underlying Shares” has the meaning set forth in the Recitals.
ARTICLE 2:
PURCHASE AND SALE
     2.1 Closing.
          (a) Purchase of Preferred Shares. Subject to the terms and conditions set forth in this Agreement, at the Closing the Company shall issue and sell to each Purchaser, and each Purchaser shall, severally and not jointly, purchase from the Company, the number of Preferred Shares set forth below such Purchaser’s name on the signature page of this Agreement at a per Preferred Share price equal to the Purchase Price.
          (b) Escrow. Unless Purchaser is a Section 2.1(c)(iii) Purchaser, concurrent with the signing hereof, (i) each Purchaser has (A) deposited the Subscription Amount with American Stock Transfer & Trust Company, LLC, as Escrow Agent (“AST” and, collectively with any Custodians, the "Escrow Agent”), pursuant to that certain Escrow Agreement (in the form attached hereto as Exhibit I) between the Company and AST (as it may be amended or otherwise modified from time to time, the “AST Escrow Agreement”, and collectively with any Custodian Agreements, the "Escrow Agreement”) or (B) segregated cash equal to the Subscription Amount in an account with a custodian (a “Custodian”) of funds held on behalf of an “investment company” under the Investment Company Act of 1940, as amended, pursuant to binding escrow instructions (“Custodian Agreements”) for release of such funds by such Custodian to the Company, at the direction of the Company, upon the satisfaction of conditions set forth in the AST Escrow Agreement, and (ii) the Company has issued instructions to the Transfer Agent authorizing the issuance, in book-entry form, of the number of Preferred Shares specified on such Purchaser’s signature page hereto (or, if the Company and such Purchaser shall have agreed, as indicated on such Purchaser’s signature page hereto, that such Purchaser will receive Preferred Shares in certificated form, then the Company shall instead instruct the Transfer Agent to issue such specified Preferred Shares in certificated form (the "Stock Certificates”), or as otherwise set forth on the

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Stock Certificate Questionnaire included as Exhibit C-2 hereto) concurrent with the Escrow Agent’s release of the Subscription Amount to the Company pursuant to the Escrow Agreement.
          (c) Closing.
               (i) The Closing of the purchase and sale of the Preferred Shares shall take place at 10:00 a.m., New York City time, at the offices of Skadden, Arps, Slate, Meagher & Flom LLP, on the Closing Date or at such other locations or remotely by facsimile transmission or other electronic means as the parties may mutually agree. The “Closing Date” shall be April 30, 2010, unless the FDIC shall have notified the Company that the P&A Closing will not occur on April 30, 2010. In the event that the FDIC notifies the Company that the P&A Closing will not occur on April 30, 2010 (or any other Scheduled Date as contemplated by this paragraph), the Company will provide each Purchaser notice thereof. Upon notice from the FDIC of a different Scheduled Date for the P&A Closing, the Company shall promptly provide each Purchaser notice thereof. Unless the FDIC shall have notified the Company that the P&A Closing will not occur on a particular Scheduled Date, then the “Closing Date” shall mean such Scheduled Date. The “Closing” means the release of funds and issuance of Preferred Shares as contemplated hereby.
               (ii) Unless Purchaser is a Section 2.1(c)(iii) Purchaser, pursuant to the terms of the Escrow Agreement, on the Closing Date, the Escrow Agent shall release the Subscription Amount to the Company and the Transfer Agent shall issue the Preferred Shares to each Purchaser as provided in the instructions referred to in paragraph (b) above. If Purchaser and the Company have previously agreed (as indicated on such Purchaser’s signature page hereto) that such Purchaser may rely on Section 2.1(c)(iii) instead of on Sections 2.1 (c)(i) and (ii), such Purchaser is a “Section 2.1(c)(iii) Purchaser”.
               (iii) If Purchaser is prohibited by the terms of its organizational or constituent documents to enter into an escrow agreement and has provided the Company with documented evidence of such prohibition (any such Purchaser, a “Section 2.1(c)(iii) Purchaser”), then with respect to such Purchaser Section 2.1(c)(ii) shall not apply and shall have no force and effect, and this Section 2.1(c)(iii) shall apply instead. This Section 2.1(c)(iii) shall not apply and shall have no force or effect for any Purchaser that is not a Section 2.1(c)(iii) Purchaser. If a Purchaser is a Section 2.1(c)(iii) Purchaser, then at 9:00 a.m., New York City time, on the Closing Date (i) Purchaser shall pay the Subscription Amount by wire transfer of immediately available funds to an account designated by the Company and (ii) the Company shall issue instructions to the Transfer Agent to issue in book-entry form the number of Preferred Shares specified on such Purchaser’s signature page hereto (or, if the Company and such Purchaser shall have agreed, as indicated on such Purchaser’s signature page hereto, that such Purchaser will receive Preferred Shares in certificated form, then the Company shall instead instruct the Transfer Agent to issue such specified Preferred Shares in Stock Certificates, or as otherwise set forth on the Stock Certificate Questionnaire included as Exhibit C-2 hereto) concurrent with such Purchaser’s payment of the Subscription Amount to the Company.
     2.2 Closing Deliveries.
          (a) On or prior to the Closing, the Company shall issue, deliver or cause to be delivered to each Purchaser the following (the “Company Deliverables”):

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               (i) this Agreement, duly executed by the Company;
               (ii) as the Company and such Purchaser agree, the Company shall cause the Transfer Agent to issue, in book-entry form the number of Preferred Shares specified on such Purchaser’s signature page hereto (or, if the Company and such Purchaser shall have agreed, as indicated on such Purchaser’s signature pages hereto, that such Purchaser will receive Stock Certificates for their Preferred Shares, then the Company shall instead instruct the Transfer Agent to issue such specified Stock Certificates registered in the name of such Purchaser or as otherwise set forth on the Stock Certificate Questionnaire);
               (iii) a legal opinion of Company Puerto Rican Counsel, dated as of the Closing Date and in the form attached hereto as Exhibit D, executed by such counsel and addressed to the Purchasers;
               (iv) a legal opinion of Company U.S. Counsel, dated as of the Closing Date and in the form attached hereto as Exhibit E, executed by such counsel and addressed to the Purchasers;
               (v) the Registration Rights Agreement, duly executed by the Company (which shall be delivered on the date hereof);
               (vi) the AST Escrow Agreement, duly executed by the Company and AST (which shall be delivered on the date hereof);
               (vii) a certificate of the Secretary of the Company, in the form attached hereto as Exhibit F (the “Secretary’s Certificate”), dated as of the Closing Date, (a) certifying the resolutions adopted by the Board of Directors of the Company or a duly authorized committee thereof approving the transactions contemplated by this Agreement and the other Transaction Documents and the issuance of the Securities, (b) certifying the current versions of the Certificate of Incorporation, as amended, and by-laws, as amended, of the Company and (c) certifying as to the signatures and authority of persons signing the Transaction Documents and related documents on behalf of the Company; and
               (viii) the Compliance Certificate referred to in Section 5.1(f).
          (b) Each Purchaser shall deliver or cause to be delivered to the Company or the Escrow Agent, as applicable, the following (the “Purchaser Deliverables”):
               (i) On or prior to the date hereof:
                    a) this Agreement, duly executed by such Purchaser;
                    b) the Registration Rights Agreement, duly executed by such Purchaser;
                    c) a Custodian Agreement, if applicable, duly executed by such Purchaser;

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                    d) a fully completed and duly executed Accredited Investor Questionnaire, reasonably satisfactory to the Company, and the Stock Certificate Questionnaire in the forms attached hereto as Exhibits C-1 and C-2 , respectively; and
                    e) if such Purchaser is not a Section 2.1(c)(iii) Purchaser, its Subscription Amount, in United States dollars and in immediately available funds, in the amount indicated below such Purchaser’s name on the applicable signature page hereto under the heading “Aggregate Purchase Price (Subscription Amount)” by wire transfer to the Escrow Account in accordance with the Escrow Agent’s written instructions.
               (ii) On or prior to the Closing Date:
                    a) if such Purchaser is a Section 2.1(c)(iii) Purchaser, then such Purchaser shall deliver or cause to be delivered to the Company on or prior to the Closing Date, its Subscription Amount, in United States dollars and in immediately available funds, in the amount indicated below such Purchaser’s name on the applicable signature page hereto under the heading “Aggregate Purchase Price (Subscription Amount)” by wire transfer in accordance with the Company’s written instructions.
ARTICLE 3:
REPRESENTATIONS AND WARRANTIES
     3.1 Representations and Warranties of the Company. The Company hereby represents and warrants as of the date hereof and the Closing Date (except for the representations and warranties that speak as of a specific date, which shall be made as of such date), to each of the Purchasers that:
          (a) Subsidiaries. The Company has no direct or indirect Subsidiaries other than as set forth in Exhibit H. The Company owns, directly or indirectly, all of the capital stock or comparable equity interests of each Subsidiary free and clear of any and all Liens, and all the issued and outstanding shares of capital stock or comparable equity interest of each Subsidiary are validly issued and are fully paid, non-assessable and free of preemptive and similar rights to subscribe for or purchase securities.
          (b) Organization and Qualification. The Company and each of its “Significant Subsidiaries” (as defined in Rule 1-02 of Regulation S-X) is an entity duly incorporated or otherwise organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization (as applicable), with the requisite power and authority to own or lease and use its properties and assets and to carry on its business as currently conducted. Neither the Company nor any Significant Subsidiary is in violation of any of the provisions of its respective articles or certificate of incorporation, bylaws or other organizational or charter documents. The Company and each of its Subsidiaries is duly qualified to conduct business and is in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, would not in the reasonable judgment of the Company be expected to have a Material Adverse Effect. The Company is duly registered as a bank holding company under the Bank Holding Company Act of 1956, as amended (the “BHCA”), and a financial holding company under the Gramm-Leach-Bliley Act of 1999, as amended. The

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Company’s depository institution Subsidiary’s deposit accounts are insured up to applicable limits by the FDIC. The Company has conducted its business in compliance with all applicable federal, state and foreign laws, orders, judgments, decrees, rules, regulations and applicable stock exchange requirements, including all laws and regulations restricting activities of bank holding companies and banking organizations, except for any noncompliance that, individually or in the aggregate, has not had and would not be reasonably expected to have a Material Adverse Effect.
          (c) Authorization; Enforcement; Validity. The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by each of the Transaction Documents to which it is a party and otherwise to carry out its obligations hereunder and thereunder, including, without limitation, to issue the Preferred Shares in accordance with the terms hereof and, subject to the Stockholder Approvals, to issue the Underlying Shares in accordance with the Certificate of Designations. The Company’s execution and delivery of each of the Transaction Documents to which it is a party and the consummation by it of the transactions contemplated hereby and thereby (including, but not limited to, the sale and delivery of the Preferred Shares and the Underlying Shares) have been duly authorized by all necessary corporate action on the part of the Company, and no further corporate action is required by the Company, its Board of Directors or its stockholders in connection therewith other than in connection with the Required Approvals. Each of the Transaction Documents to which it is a party has been (or upon delivery will have been) duly executed by the Company and is, or when delivered in accordance with the terms hereof, will constitute the legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except (i) as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally the enforcement of, creditors’ rights and remedies or by other equitable principles of general application, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law. Except for Material Contracts, there are no stockholder agreements, voting agreements, or other similar arrangements with respect to the Company’s capital stock to which the Company is a party or, to the Company’s Knowledge, between or among any of the Company’s stockholders.
          (d) No Conflicts. The execution, delivery and performance by the Company of the Transaction Documents to which it is a party and the consummation by the Company of the transactions contemplated hereby or thereby (including, without limitation, the issuance of the Preferred Shares and the Underlying Shares) do not and will not (i) conflict with or violate any provisions of the Company’s or any Subsidiary’s articles or certificate of incorporation, bylaws or otherwise result in a violation of the organizational documents of the Company or any Subsidiary, (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would result in a default) under, result in the creation of any Lien upon any of the properties or assets of the Company or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any Material Contract, or (iii) subject to the Required Approvals, conflict with or result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company is subject (including federal and state securities laws and regulations and the rules and regulations, assuming the correctness of the representations and warranties made by the Purchasers herein, of any self-regulatory organization to which the Company or its securities are subject, including all applicable Trading Markets), or by which any property or asset of the Company is

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bound or affected, except in the case of clauses (ii) and (iii) such as would not have or reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.
          (e) Filings, Consents and Approvals. Neither the Company nor any of its Subsidiaries is required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other Person in connection with the execution, delivery and performance by the Company of the Transaction Documents (including, without limitation, the issuance of the Preferred Shares and the Underlying Shares), other than (i) obtaining the Stockholder Approvals to issue the Underlying Shares in accordance with the terms of the Certificate of Designations, (ii) the filing of the Certificate of Designations with the Secretary of State, (iii) the filing with the Commission of one or more Registration Statements in accordance with the requirements of the Registration Rights Agreement, (iv) filings required by applicable state securities laws, (v) the filing of a Notice of Sale of Securities on Form D with the Commission under Regulation D of the Securities Act, (vi) the filing of any requisite notices and/or application(s) to the Principal Trading Market for the issuance and sale of the Underlying Shares and the listing of the Underlying Shares for trading or quotation, as the case may be, thereon in the time and manner required thereby, (vii) the filings required in accordance with Section 4.6 of this Agreement and (viii) those that have been made or obtained prior to the date of this Agreement (collectively, the “Required Approvals”).
          (f) Issuance of the Preferred Shares. The issuance of the Preferred Shares has been duly authorized and the Preferred Shares, when issued and paid for in accordance with the terms of the Transaction Documents, will be duly and validly issued, fully paid and non-assessable and free and clear of all Liens, other than restrictions on transfer provided for in the Transaction Documents or imposed by applicable securities laws, and shall not be subject to preemptive or similar rights. The issuance of the Underlying Shares has been duly authorized and the Underlying Shares, when issued in accordance with the terms of the Certificate of Designations, will be duly and validly issued, fully paid and non-assessable and free and clear of all Liens, other than restrictions on transfer provided for in the Transaction Documents or imposed by applicable securities laws, and shall not be subject to preemptive or similar rights. Assuming the accuracy of the representations and warranties of the Purchasers in this Agreement, the Securities will be issued in compliance with all applicable federal and state securities laws.
          (g) Capitalization. The number of shares and type of all authorized, issued and outstanding capital stock, options and other securities of the Company (whether or not presently convertible into or exercisable or exchangeable for shares of capital stock of the Company) has been set forth in the SEC Reports and has changed since the date of such SEC Reports only due to (i) the sale and issuance of 8,740,000 shares of Common Stock in March 2010, and (ii) stock grants or other equity awards or stock option and warrant exercises that do not, individually or in the aggregate, have a material effect on the issued and outstanding capital stock, options and other securities. All of the outstanding shares of capital stock of the Company are duly authorized, validly issued, fully paid and non-assessable, have been issued in compliance in all material respects with all applicable federal and state securities laws, and none of such outstanding shares was issued in violation of any preemptive rights or similar rights to subscribe for or purchase any capital stock of the Company. Except as specified in the SEC Reports: (i) no shares of the Company’s outstanding capital stock are subject to preemptive rights or any other similar rights; (ii) there are no outstanding options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever

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relating to, or securities or rights convertible into, or exercisable or exchangeable for, any shares of capital stock of the Company, or contracts, commitments, understandings or arrangements by which the Company is or may become bound to issue additional shares of capital stock of the Company or options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, or exercisable or exchangeable for, any shares of capital stock of the Company, other than those issued or granted pursuant to Material Contracts or equity or incentive plans or arrangements described in the SEC Reports; (iii) there are no material outstanding debt securities, notes, credit agreements, credit facilities or other agreements, documents or instruments evidencing indebtedness of the Company or by which the Company is bound; (iv) except for the Registration Rights Agreement, there are no agreements or arrangements under which the Company is obligated to register the sale of any of its securities under the Securities Act; (v) there are no outstanding securities or instruments of the Company that contain any redemption or similar provisions, and there are no contracts, commitments, understandings or arrangements by which the Company is or may become bound to redeem a security of the Company; (vi) the Company does not have any stock appreciation rights or “phantom stock” plans or agreements or any similar plan or agreement; and (vii) the Company has no liabilities or obligations required to be disclosed in the SEC Reports but not so disclosed in the SEC Reports, which, individually or in the aggregate, will have or would reasonably be expected to have a Material Adverse Effect. There are no securities or instruments containing anti-dilution or similar provisions that will be triggered by the issuance of the Securities.
          (h) SEC Reports. The Company has filed all reports, schedules, forms, statements and other documents required to be filed by it under the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, since January 1, 2009 (the foregoing materials, including the exhibits thereto and documents incorporated by reference therein, being collectively referred to herein as the “SEC Reports”), on a timely basis or has received a valid extension of such time of filing and has filed any such SEC Reports prior to the expiration of any such extension. As of their respective filing dates, the SEC Reports complied in all material respects with the requirements of the Securities Act and the Exchange Act and the rules and regulations of the Commission promulgated thereunder, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. On March 19, 2010, the Company issued 8,740,000 shares of Common Stock pursuant to a prospectus supplement and an accompanying prospectus, each filed with the Commission pursuant to Rule 424(b); such prospectus supplement and the accompanying prospectus contain important information about the Company’s Common Stock and certain other material information about the Company. The Company advises any Purchaser to read such prospectus supplement and accompanying prospectus, in particular the sections entitled “Risk Factors,” “Description of Capital Stock” and “Material United States Federal Income Tax Consideration.”
          (i) Financial Statements. The financial statements of the Company and its Subsidiaries included in the SEC Reports comply in all material respects with applicable accounting requirements and the rules and regulations of the Commission with respect thereto as in effect at the time of filing. Such financial statements have been prepared in accordance with GAAP applied on a consistent basis during the periods involved, except as may be otherwise specified in such financial statements or the notes thereto and except that unaudited financial statements may not contain all footnotes required by GAAP, and fairly present in all material respects the balance sheet of the

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Company and its consolidated Subsidiaries taken as a whole as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, year-end audit adjustments, which would not be material, either individually or in the aggregate.
          (j) Tax Matters. The Company and each of its Subsidiaries has (i) filed all material foreign, U.S. federal, Puerto Rico and local tax returns, information returns and similar reports that are required to be filed, and all such tax returns are true, correct and complete in all material respects, and (ii) paid all material taxes required to be paid by it and any other material assessment, fine or penalty levied against it other than taxes (x) currently payable without penalty or interest, or (y) being contested in good faith by appropriate proceedings.
          (k) Material Changes. Since the date of the latest audited financial statements included within the SEC Reports, except as disclosed in subsequent SEC Reports filed prior to the date hereof, (i) there have been no events, occurrences or developments that have had or would reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect, (ii) the Company has not incurred any material liabilities (contingent or otherwise) other than (A) trade payables, accrued expenses and other liabilities incurred in the ordinary course of business consistent with past practice and (B) liabilities not required to be reflected in the Company’s financial statements pursuant to GAAP or required to be disclosed in filings made with the Commission, (iii) the Company has not altered materially its method of accounting or the manner in which it keeps its accounting books and records, (iv) the Company has not declared or made any dividend or distribution of cash or other property to its stockholders or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock (other than in connection with repurchases of unvested stock issued to employees of the Company and a quarterly cash dividend of $0.04 per share of Common Stock on April 15, 2010), (v) the Company has not issued any equity securities to any officer, director or Affiliate, except (A) Common Stock issued pursuant to existing Company option plans or equity based plans disclosed in the SEC Reports and (B) 8,740,000 shares of Common Stock issued in March 2010, and (vi) there has not been any material change or amendment to, or any waiver of any material right by the Company under, any Material Contract under which the Company or any of its Subsidiaries is bound or subject. Except for the transactions contemplated by this Agreement (including, for the avoidance of doubt, the execution of any P&A Agreement and the consummation of any of the transactions contemplated thereunder, including any purchase of the Failed Bank or portion thereof), no event, liability or development has occurred or exists with respect to the Company or its Subsidiaries or their respective business, properties, operations or financial condition that would be required to be disclosed by the Company under applicable securities laws at the time this representation is made that has not been publicly disclosed at least one Trading Day prior to the date that this representation is made.
          (l) Environmental Matters. Except as disclosed in the SEC Reports, neither the Company nor any of its Subsidiaries (i) is in violation of any statute, rule, regulation, decision or order of any governmental agency or body or any court, domestic or foreign, relating to the use, disposal or release of hazardous or toxic substances or relating to the protection or restoration of the environment or human exposure to hazardous or toxic substances (collectively, “Environmental Laws”), (ii) is liable for any off-site disposal or contamination pursuant to any Environmental Laws, or (iii) is subject to any claim relating to any Environmental Laws; in each case, which violation, contamination, liability or claim has had or would reasonably be expected to have, individually or in

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the aggregate, a Material Adverse Effect; and, to the Company’s Knowledge, there is no pending or threatened investigation that might lead to such a claim.
          (m) Litigation. There is no Action which (i) adversely affects or challenges the legality, validity or enforceability of any of the Transaction Documents or the issuance of the Preferred Shares or (ii) except as disclosed in the SEC Reports, is reasonably likely to have a Material Adverse Effect, individually or in the aggregate, if there were an unfavorable decision. Neither the Company nor any Subsidiary, nor any director or officer thereof, is or has been the subject of any Action involving a claim of violation of or liability under federal or state securities laws or a claim of breach of fiduciary duty. There has not been, and to the Company’s knowledge there is not pending or contemplated, any investigation by the Commission involving the Company or any current or former director or officer of the Company.
          (n) Employment Matters. No material labor dispute exists or, to the Company’s Knowledge, is imminent with respect to any of the employees of the Company which would have or reasonably be expected to have a Material Adverse Effect. To the Company’s Knowledge, no executive officer is, or is now expected to be, in violation of any material term of any employment contract, confidentiality, disclosure or proprietary information agreement or non-competition agreement, or any other contract or agreement or any restrictive covenant in favor of a third party, and to the Company’s Knowledge, the continued employment of each such executive officer does not subject the Company or any Subsidiary to any liability with respect to any of the foregoing matters. The Company is in compliance with all U.S. federal, state, local and foreign laws and regulations relating to employment and employment practices, terms and conditions of employment and wages and hours, except where the failure to be in compliance would not have or reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.
          (o) Compliance. Neither the Company nor any of its Subsidiaries (i) is in default under or in violation of (and no event has occurred that has not been waived that, with notice or lapse of time or both, would result in a default by the Company or any of its Subsidiaries under), nor has the Company or any of its Subsidiaries received written notice of a claim that it is in default under or that it is in violation of, any Material Contract (whether or not such default or violation has been waived), (ii) is in violation of any order of which the Company has been made aware in writing of any court, arbitrator or governmental body having jurisdiction over the Company or its properties or assets, or (iii) is in violation of, or in receipt of written notice that it is in violation of, any statute, rule or regulation of any governmental authority applicable to the Company, or which would have the effect of revoking or limiting FDIC deposit insurance, except in each case as would not have or reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.
          (p) Regulatory Permits. The Company and each of its Subsidiaries possess or have applied for all certificates, authorizations, consents and permits issued by the appropriate federal, state, local or foreign regulatory authorities necessary to conduct their respective businesses as currently conducted and as described in the SEC Reports, except where the failure to possess such permits, individually or in the aggregate, has not and would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect (“Material Permits”), and (i) neither the Company nor any of its Subsidiaries has received any notice in writing of proceedings relating to the revocation or material adverse modification of any such Material Permits

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and (ii) the Company is unaware of any facts or circumstances that would give rise to the revocation or material adverse modification of any Material Permits.
          (q) Title to Assets. The Company and its Subsidiaries have good and marketable title to all real property and tangible personal property owned by them which is material to the business of the Company and its Subsidiaries, taken as a whole, in each case free and clear of all Liens except such as do not materially affect the value of such property or do not interfere with the use made and proposed to be made of such property by the Company and any of its Subsidiaries. Any real property and facilities held under lease by the Company and any of its Subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company and its Subsidiaries.
          (r) Patents and Trademarks. The Company and its Subsidiaries own, possess, license, or can acquire on reasonable terms, or have other rights to use all foreign and domestic patents, patent applications, trade and service marks, trade and service mark registrations, trade names, copyrights, inventions, trade secrets, technology, Internet domain names, know-how and other intellectual property (collectively, the “Intellectual Property”) necessary for the conduct of their respective businesses as now conducted, except where the failure to own, possess, license or have such rights would not have or reasonably be expected to have a Material Adverse Effect. Except as set forth in the SEC Reports and except where such violations or infringements would not have or reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect, (a) there are no rights of third parties to any such Intellectual Property; (b) there is no infringement by third parties of any such Intellectual Property; (c) there is no pending or threatened action, suit, proceeding or claim by others challenging the Company’s and its Subsidiaries’ rights in or to any such Intellectual Property; (d) there is no pending or threatened action, suit, proceeding or claim by others challenging the validity or scope of any such Intellectual Property; and (e) there is no Proceeding by others that the Company and/or any Subsidiary infringes or otherwise violates any patent, trademark, copyright, trade secret or other proprietary rights of others.
          (s) Insurance. The Company and each of the Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as the Company believes to be prudent and customary in the businesses and locations in which the Company and the Subsidiaries are engaged. Neither the Company nor any of its Subsidiaries has received any notice of cancellation of any such insurance, nor, to the Company’s Knowledge, will it or any Subsidiary be unable to renew their respective existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not have a Material Adverse Effect.
          (t) Transactions With Affiliates and Employees. Except as set forth in the SEC Reports and other than the grant of stock options or other equity awards that are not individually or in the aggregate material in amount, none of the officers or directors of the Company and, to the Company’s Knowledge, none of the employees of the Company, is presently a party to any transaction with the Company or to a presently contemplated transaction (other than for services as employees, officers and directors) that would be required to be disclosed pursuant to Item 404 of Regulation S-K promulgated under the Securities Act.

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          (u) Internal Control Over Financial Reporting. Except as set forth in the SEC Reports, the Company maintains internal control over financial reporting (as such term is defined in Rule 13a-15(f) under the Exchange Act) designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles and such internal control over financial reporting was effective as of the date of the most recent SEC Report.
          (v) Sarbanes-Oxley; Disclosure Controls. The Company is in compliance in all material respects with all of the provisions of the Sarbanes-Oxley Act of 2002 which are applicable to it. Except as disclosed in the SEC Reports, the Company maintains disclosure controls and procedures (as such term is defined in Rule 13a-15(e) and 15d-15(e) under the Exchange Act), and such disclosure controls and procedures are effective.
          (w) Certain Fees. No person or entity will have, as a result of the transactions contemplated by this Agreement, any valid right, interest or claim against or upon the Company or a Purchaser for any commission, fee or other compensation pursuant to any agreement, arrangement or understanding entered into by or on behalf of the Company, other than the Placement Agent with respect to the offer and sale of the Preferred Shares (which placement agent fees are being paid by the Company). The Company shall indemnify, pay, and hold each Purchaser harmless against, any liability, loss or expense (including, without limitation, attorneys’ fees and out-of-pocket expenses) arising in connection with any such right, interest or claim.
          (x) Private Placement. Assuming the accuracy of the Purchasers’ representations and warranties set forth in Section 3.2 of this Agreement and the accuracy of the information disclosed in the Accredited Investor Questionnaires, no registration under the Securities Act is required for the offer and sale of the Securities by the Company to the Purchasers under the Transaction Documents. The issuance and sale of the Preferred Shares hereunder does not contravene the rules and regulations of the Principal Trading Market and, upon the receipt of the Stockholder Approvals, the issuance of the Underlying Shares in accordance with the Certificate of Designations will not contravene the rules and regulations of the Principal Trading Market.
          (y) Registration Rights. Other than each of the Purchasers, no Person has any right to cause the Company to effect the registration under the Securities Act of any securities of the Company other than those securities which are currently registered on an effective registration statement on file with the Commission.
          (z) Listing and Maintenance Requirements. The Company’s Common Stock is registered pursuant to Section 12(b) of the Exchange Act, and the Company has taken no action designed to terminate the registration of the Common Stock under the Exchange Act nor has the Company received any notification that the Commission is contemplating terminating such registration. The Company has not, in the 12 months preceding the date hereof, received written notice from any Trading Market on which the Common Stock is listed or quoted to the effect that the Company is not in compliance with the listing or maintenance requirements of such Trading Market. The Company is, and has no reason to believe that it will not in the foreseeable future continue to be, in compliance in all material respects with the listing and maintenance requirements for continued trading of the Common Stock on the Principal Trading Market.

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          (aa) Investment Company. Neither the Company nor any of its Subsidiaries is required to be registered as, and immediately following the Closing will not be required to register as, an “investment company” within the meaning of the Investment Company Act of 1940, as amended.
          (bb) Unlawful Payments. Neither the Company nor any of its Subsidiaries, nor to the Company’s Knowledge, any directors, officers, employees, agents or other Persons acting at the direction of or on behalf of the Company or any of its Subsidiaries has, in the course of its actions for, or on behalf of, the Company: (a) directly or indirectly, used any corporate funds for unlawful contributions, gifts, entertainment or other unlawful expenses relating to foreign or domestic political activity; (b) made any direct or indirect unlawful payments to any foreign or domestic governmental officials or employees or to any foreign or domestic political parties or campaigns from corporate funds; (c) violated any provision of the Foreign Corrupt Practices Act of 1977, as amended, or (d) made any other unlawful bribe, rebate, payoff, influence payment, kickback or other material unlawful payment to any foreign or domestic government official or employee.
          (cc) Application of Takeover Protections; Rights Agreements. The Company has not adopted any stockholder rights plan or similar arrangement relating to accumulations of beneficial ownership of Common Stock or a change in control of the Company. The Company and its Board of Directors have taken all necessary action, if any, in order to render inapplicable any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar anti-takeover provision under the Company’s Certificate of Incorporation or other organizational documents or the laws of the jurisdiction of its incorporation or otherwise which is or could become applicable to any Purchaser solely as a result of the transactions contemplated by this Agreement, including, without limitation, the Company’s issuance of the Securities and any Purchaser’s ownership of the Securities.
          (dd) Disclosure. The Company confirms that neither it nor, to the Company’s Knowledge, any of its officers or directors nor any other Person acting on its or their behalf has provided, including the Placement Agent to provide, any Purchaser or its respective agents or counsel with any information that it believes constitutes or could reasonably be expected to constitute material, non-public information except insofar as the existence, provisions and terms of the Transaction Documents and the proposed transactions hereunder may constitute such information, all of which will be disclosed by the Company in the Press Release as contemplated by Section 4.6 hereof. The Company understands and confirms that each of the Purchasers will rely on the representations in this Section 3.1(dd) in effecting transactions in securities of the Company. No event or circumstance has occurred or information exists with respect to the Company or any of its Subsidiaries or its or their business, properties, operations or financial conditions, which, under applicable law, rule or regulation, requires public disclosure or announcement by the Company but which has not been so publicly announced or disclosed, except for the announcement of this Agreement and related transactions and as may be disclosed on the Form 8-K filed pursuant to Section 4.6.
          (ee) Off Balance Sheet Arrangements. There is no transaction, arrangement, or other relationship between the Company (or any Subsidiary) and an unconsolidated or other off balance sheet entity that is required to be disclosed by the Company in its Exchange Act filings and is not so disclosed and would have or reasonably be expected to have a Material Adverse Effect.

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          (ff) Acknowledgment Regarding Purchasers’ Purchase of Preferred Shares. The Company acknowledges and agrees that each of the Purchasers is acting solely in the capacity of an arm’s length purchaser with respect to the Transaction Documents and the transactions contemplated hereby and thereby. The Company further acknowledges that no Purchaser is acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to the Transaction Documents and the transactions contemplated thereby and any advice given by any of the Purchasers or any of their respective representatives or agents in connection with the Transaction Documents and the transactions contemplated thereby is merely incidental to the Purchasers’ purchase of the Preferred Shares.
          (gg) Absence of Manipulation. The Company has not, and to the Company’s Knowledge no one acting on its behalf has, taken, directly or indirectly, any action designed to cause or to result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of any of the Securities.
          (hh) OFAC. Neither the Company nor any Subsidiary nor, to the Company’s Knowledge, any director, officer, agent, employee, Affiliate or Person acting on behalf of the Company or any Subsidiary is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”); and the Company will not knowingly use the proceeds of the sale of the Preferred Shares, towards any sales or operations in Cuba, Iran, Syria, Sudan, Myanmar or any other country sanctioned by OFAC or for the purpose of financing the activities of any Person currently subject to any U.S. sanctions administered by OFAC.
          (ii) Money Laundering Laws. The operations of each of the Company and any Subsidiary are in compliance in all material respects with the money laundering statutes of applicable jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any applicable governmental agency (collectively, the “Money Laundering Laws”) and to the Company’s Knowledge, no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company and/or any Subsidiary with respect to the Money Laundering Laws is pending or threatened.
          (jj) Reports, Registrations and Statements. Since December 31, 2008, the Company and each Subsidiary have filed all material reports, registrations and statements, together with any required amendments thereto, that it was required to file with the FRB, the FDIC, the OCFI and any other applicable federal or state securities or banking authorities, except where the failure to file any such report, registration or statement would not have or reasonably be expected to have a Material Adverse Effect. All such reports and statements filed with any such regulatory body or authority are collectively referred to herein as the “Company Reports.” As of their respective dates, the Company Reports complied as to form in all material respects with all the rules and regulations promulgated by the FRB, the FDIC, the OCFI and any other applicable foreign, federal or state securities or banking authorities, as the case may be.
          (kk) Adequate Capitalization. As of December 31, 2009, the Company’s Subsidiary insured depository institutions meet or exceed the standards necessary to be considered

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“adequately capitalized” under the Federal Deposit Insurance Company’s regulatory framework for prompt corrective action.
          (ll) Agreements with Regulatory Agencies; Compliance with Certain Banking Regulations. Neither the Company nor any Subsidiary is subject to any cease-and-desist or other similar order or enforcement action issued by, or is a party to any written agreement, consent agreement or memorandum of understanding with, or is a party to any commitment letter or similar undertaking to, or is subject to any capital directive by, or since December 31, 2007, has adopted any board resolutions at the request of, any governmental entity that currently restricts in any material respect the conduct of its business or that in any material manner relates to its capital adequacy, its liquidity and funding policies and practices, its ability to pay dividends, its credit, risk management or compliance policies, its internal controls, its management or its operations or business (each item in this sentence, a “Regulatory Agreement”), nor has the Company or any Subsidiary been advised since December 31, 2008 by any governmental entity that it intends to issue, initiate, order, or request any such Regulatory Agreement.
          The Company has no knowledge of any facts and circumstances, and has no knowledge of any facts or circumstances exist, that would cause its Subsidiary banking institutions: (i) to be operating in violation, in any material respect, of the Bank Secrecy Act, the Patriot Act, any order issued with respect to anti-money laundering by OFAC, or any other anti-money laundering statute, rule or regulation; or (ii) not to be in satisfactory compliance, in any material respect, with all applicable privacy of customer information requirements contained in any applicable federal and state privacy laws and regulations as well as the provisions of all information security programs adopted by the Subsidiary.
          (mm) No General Solicitation or General Advertising. Neither the Company nor, to the Company’s Knowledge, any Person acting on its behalf has engaged or will engage in any form of general solicitation or general advertising (within the meaning of Regulation D under the Securities Act) in connection with any offer or sale of the Preferred Shares.
          (nn) Risk Management Instruments. Except as has not had or would not reasonably be expected to have a Material Adverse Effect, since January 1, 2009, all material derivative instruments, including, swaps, caps, floors and option agreements, whether entered into for the Company’s own account, or for the account of one or more of the Company Subsidiaries, were entered into (1) only in the ordinary course of business, (2) in accordance with prudent practices and in all material respects with all applicable laws, rules, regulations and regulatory policies, and (3) with counterparties believed to be financially responsible at the time; and each of them constitutes the valid and legally binding obligation of the Company or one of the Subsidiaries, enforceable in accordance with its terms. Neither the Company or the Subsidiaries, nor, to the knowledge of the Company, any other party thereto, is in breach of any of its material obligations under any such agreement or arrangement.
          (oo) ERISA. The Company and each ERISA Affiliate is in compliance in all material respects with all presently applicable provisions of ERISA; no “reportable event” described in Section 4043 of ERISA (other than an event for which the 30-day notice requirement has been waived by applicable regulation) has occurred with respect to any Pension Plan for which the Company would have any liability that would reasonably be expected to have a Material Adverse

19

Effect; the Company has not incurred and does not expect to incur liability under (i) Title IV of ERISA with respect to termination of, or withdrawal from, any Pension Plan; or (ii) Sections 412 or 4971 of the Code that would reasonably be expected to have a Material Adverse Effect; and each Pension Plan for which the Company would have liability that is intended to be qualified under Section 401(a) of the Code is so qualified in all material respects and nothing has occurred, whether by action or by failure to act, which would cause the loss of such qualification.
          (pp) Reservation of Underlying Shares. Assuming the Stockholder Approvals have been obtained, the Company will reserve, free of any preemptive or similar rights of stockholders of the Company, a number of unissued shares of Common Stock, sufficient to issue and deliver the Underlying Shares into which the Preferred Shares are convertible.
          (qq) Shell Company Status. The Company is not, and has never been, an issuer identified in Rule 144(i)(1).
          (rr) Registration Eligibility. The Company is eligible to register the resale of the Securities by the Purchasers using Form S-3 promulgated under the Securities Act.
          (ss) FDIC Policy Statement. The Company and the Bank are not subject to, and do not expect that, as a result of the issuance of Preferred Shares provided herein or otherwise arising in connection with the Bank’s acquisition of the Failed Bank, they will become subject to, the FDIC Statement of Policy on Qualifications for Failed Bank Acquisitions (as in effect and interpreted on the date hereof) (the “FDIC Policy Statement”).
          (tt) No Additional Agreements. The Company has no other agreements or understandings (including, without limitation, side letters) with any Purchaser to purchase Preferred Shares on terms that are different from those set forth herein.
     3.2 Representations and Warranties of the Purchasers. Each Purchaser hereby, for itself and for no other Purchaser, represents and warrants as of the date hereof and as of the Closing Date to the Company as follows:
          (a) Organization; Authority. If such Purchaser is an entity, it is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization with the requisite corporate or partnership power and authority to enter into and to consummate the transactions contemplated by the applicable Transaction Documents and otherwise to carry out its obligations hereunder and thereunder. If such Purchaser is an entity, the execution, delivery and performance by such Purchaser of the transactions contemplated by this Agreement have been duly authorized by all necessary corporate or, if such Purchaser is not a corporation, such partnership, limited liability company or other applicable like action, on the part of such Purchaser. If such Purchaser is an entity, each of this Agreement, the Registration Rights Agreement and the Escrow Agreement has been duly executed by such Purchaser, and when delivered by such Purchaser in accordance with the terms hereof, will constitute the valid and legally binding obligation of such Purchaser, enforceable against it in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally the enforcement of, creditors’ rights and remedies or by other equitable principles of general application.

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          (b) No Conflicts. The execution, delivery and performance by such Purchaser of this Agreement, the Registration Rights Agreement and the Escrow Agreement and the consummation by such Purchaser of the transactions contemplated hereby and thereby will not (i) result in a violation of the organizational documents of such Purchaser (if such Purchaser is an entity), (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which such Purchaser is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws) applicable to such Purchaser, except in the case of clauses (ii) and (iii) above, for such conflicts, defaults, rights or violations which would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the ability of such Purchaser to perform its obligations hereunder.
          (c) Investment Intent. Such Purchaser understands that the Preferred Shares are “restricted securities” and have not been registered under the Securities Act or any applicable state securities law and is acquiring the Preferred Shares as principal for its own account and not with a view to, or for distributing or reselling such Preferred Shares or any part thereof in violation of the Securities Act or any applicable state securities laws, provided, that by making the representations herein, other than as set forth herein, such Purchaser does not agree to hold any of the Preferred Shares for any minimum period of time and reserves the right at all times to sell or otherwise dispose of all or any part of such Preferred Shares pursuant to an effective registration statement under the Securities Act or under an exemption from such registration and in compliance with applicable federal and state securities laws. Such Purchaser is acquiring the Preferred Shares hereunder in the ordinary course of its business. Such Purchaser does not presently have any agreement, plan or understanding, directly or indirectly, with any Person to distribute or effect any distribution of any of the Securities (or any securities which are derivatives thereof) to or through any Person or entity.
          (d) Purchaser Status. At the time such Purchaser was offered the Preferred Shares, it was, and at the date hereof it is, an “accredited investor” as defined in Rule 501(a) under the Securities Act. Such Purchaser has provided the information in the Accredited Investor Questionnaire attached hereto as Exhibit C-1.
          (e) Reliance. The Company and the Placement Agent (on behalf of its client) will be entitled to rely upon this Agreement and are irrevocably authorized to produce this Agreement or a copy hereof to (A) any regulatory authority having jurisdiction over the Company and its affiliates and (B) any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby, in each case, to the extent required by any court or governmental authority to which the Company is subject, provided that the Company provides the Purchaser with prior written notice of such disclosure.
          (f) General Solicitation. Purchaser: (i) became aware of the offering of the Preferred Shares, and the Preferred Shares were offered to Purchaser, solely by direct contact between Purchaser and the Company or Placement Agent, and not by any other means, including any form of “general solicitation” or “general advertising” (as such terms are used in Regulation D promulgated under the Securities Act and interpreted by the Commission); (ii) reached its decision to invest in the Company independently from any other Purchaser; (iii) has entered into no

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agreements with stockholders of the Company or other subscribers for the purpose of controlling the Company or any of its subsidiaries; and (iv) has entered into no agreements with stockholders of the Company or other subscribers regarding voting or transferring Purchaser’s interest in the Company.
          (g) Direct Purchase. Purchaser is purchasing Preferred Shares directly from the Company and not from the Placement Agent. The Placement Agent did not make any representations, declarations or warranties to Purchaser, express or implied, regarding the Preferred Shares, the Company or the Company’s offering of the Preferred Shares, and the Placement Agent did not offer to sell, or solicit an offer to buy, any of the Preferred Shares that Purchaser proposes to acquire from the Company hereunder.
          (h) Experience of Such Purchaser. Such Purchaser, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Preferred Shares, and has so evaluated the merits and risks of such investment. Such Purchaser is able to bear the economic risk of an investment in the Preferred Shares and, at the present time, is able to afford a complete loss of such investment.
          (i) Access to Information. Such Purchaser acknowledges that it has been afforded (i) the opportunity to ask such questions as it has deemed necessary of, and to receive answers from, representatives of the Company concerning the terms and conditions of the offering of the Preferred Shares and the merits and risks of investing in the Preferred Shares; (ii) access to information about the Company and the Subsidiaries and their respective financial condition, results of operations, business, properties, management and prospects sufficient to enable it to evaluate its investment; (iii) the opportunity to obtain such additional information that the Company possesses or can acquire without unreasonable effort or expense that is necessary to make an informed investment decision with respect to the investment; and (iv) the opportunity to ask questions of management. Neither such inquiries nor any other investigation conducted by or on behalf of such Purchaser or its representatives or counsel shall modify, amend or affect such Purchaser’s right to rely on the truth, accuracy and completeness of the Company’s representations and warranties contained in the Transaction Documents. Such Purchaser has sought such accounting, legal and tax advice as it has considered necessary to make an informed decision with respect to its acquisition of the Preferred Shares. Purchaser acknowledges that neither the Company nor the Placement Agent has made any representation, express or implied, with respect to the accuracy, completeness or adequacy of any available information except, with respect to the Company, as expressly set forth in the SEC Reports or to the extent such information is covered by the representations and warranties of the Company contained in Section 3.1.
          (j) Brokers and Finders. Other than the Placement Agent with respect to the Company, no Person will have, as a result of the transactions contemplated by the Transaction Documents, any valid right, interest or claim against or upon the Company or any Purchaser for any commission, fee or other compensation pursuant to any agreement, arrangement or understanding entered into by or on behalf of the Purchaser.
          (k) Independent Investment Decision. Such Purchaser has independently evaluated the merits of its decision to purchase Preferred Shares pursuant to the Transaction

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Documents, and such Purchaser confirms that it has not relied on the advice of any other Purchaser’s business and/or legal counsel in making such decision. Such Purchaser understands that nothing in this Agreement or any other materials presented by or on behalf of the Company to the Purchaser in connection with the purchase of the Preferred Shares constitutes legal, regulatory, tax or investment advice. Such Purchaser has consulted such legal, tax and investment advisors as it, in its sole discretion, has deemed necessary or appropriate in connection with its purchase of the Preferred Shares. Such Purchaser understands that the Placement Agent has acted solely as the agent of the Company in this placement of the Securities and such Purchaser has not relied on any statement, representation or warranty including any business or legal advice of the Placement Agent or any of its agents, counsel or Affiliates in making its investment decision hereunder, and confirms that none of such Persons has made any representations or warranties to such Purchaser in connection with the transactions contemplated by the Transaction Documents.
          (l) Acquisition. The Board of Directors of the Company will control the entry into the P&A Agreement with respect to any acquisition of the Failed Bank or any portion thereof and stockholders of the Company will have no opportunity to affect the investment decision regarding the potential acquisition.
          (m) ERISA. (i) If Purchaser is, or is acting on behalf of, an ERISA Entity (as defined below), Purchaser represents and warrants that on the date hereof;
                    (A) The decision to invest assets of the ERISA Entity in the Preferred Shares was made by fiduciaries independent of the Company or its affiliates, which fiduciaries are duly authorized to make such investment decisions and who have not relied on any advice or recommendations of the Company or its affiliates;
                    (B) Neither the Company nor any of its agents, representatives or affiliates have exercised any discretionary authority or control with respect to the ERISA Entity’s investment in the Preferred Shares;
                    (C) The purchase and holding of the Preferred Shares will not constitute a nonexempt prohibited transaction under ERISA or Section 4975 of the Code or a similar violation under any applicable similar laws; and
                    (D) The terms of the Documents comply with the instruments and applicable laws governing such ERISA Entity.
(ii) For the purpose of this paragraph, the term “ERISA Entity” will mean (A) an “employee benefit plan” within the meaning of Section 3(3) of ERISA subject to Title I of ERISA, (B) a “plan” within the meaning of Section 4975(e)(1) of the Code and (C) any person whose assets are deemed to be “plan assets” within the meaning of ERISA Section 3(42) and 29 C.F.R. § 2510.3-101 or otherwise under ERISA.
          (n) Reliance on Exemptions. Such Purchaser understands that the Securities being offered and sold to it in reliance on specific exemptions from the registration requirements of U.S. federal and state securities laws and that the Company is relying in part upon the truth and accuracy of, and such Purchaser’s compliance with, the representations, warranties, agreements,

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acknowledgements and understandings of such Purchaser set forth herein in order to determine the availability of such exemptions and the eligibility of such Purchaser to acquire the Preferred Shares.
          (o) No Governmental Review. Such Purchaser understands that no U.S. federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Securities or the fairness or suitability of the investment in the Securities nor have such authorities passed upon or endorsed the merits of the offering of the Securities. Purchaser understands that the Securities are not savings accounts, deposits or other obligations of any bank and are not insured by the FDIC, including the FDIC’s Deposit Insurance Fund, or any other governmental agency.
          (p) Antitrust. No approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any governmental entity or authority or any other person or entity in respect of any law or regulation, including the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the rules and regulations thereunder, is necessary or required, and no lapse of a waiting period under law applicable to such Purchaser is necessary or required, in each case in connection with the execution, delivery or performance by such Purchaser of this Agreement or the purchase of the Preferred Shares contemplated hereby.
          (q) Residency. Such Purchaser’s residence (if an individual) or office in which its investment decision with respect to the Preferred Shares was made (if an entity) are located at the address immediately below such Purchaser’s name on its signature page hereto.
          (r) Regulatory Matters. Purchaser understands and acknowledges that: (i) the Company is a registered bank holding company under the BHCA, and is subject to regulation by the FRB; (ii) acquisitions of interests in bank holding companies are subject to the BHCA and the Change in Bank Control Act (the “CIBCA”) and may be reviewed by the FRB to determine the circumstances under which such acquisitions of interests will result in Purchaser becoming subject to the BHCA or subject to the prior notice requirements of the CIBCA. Assuming the accuracy of the representations and warranties of the Company contained herein, Purchaser represents that neither it nor its Affiliates will, as a result of the transactions contemplated herein, be deemed to (i) own or control 10% or more of any class of voting securities of the Company or (ii) otherwise control the Company for purposes of the BHCA or CIBCA. Purchaser is not participating and has not participated with any other investor in the offering of the Preferred Shares in any joint activity or parallel action towards a common goal between or among such investors of acquiring control of the Company.
          (s) Trading. Purchaser acknowledges that there is no trading market for the Preferred Stock, and no such market is expected to develop.
          (t) OFAC and Anti-Money Laundering. The Purchaser understands, acknowledges, represents and agrees that (i) the Purchaser is not the target of any sanction, regulation, or law promulgated by the Office of Foreign Assets Control, the Financial Crimes Enforcement Network or any other U.S. governmental entity (“U.S. Sanctions Laws”); (ii) the Purchaser is not owned by, controlled by, under common control with, or acting on behalf of any person that is the target of U.S. Sanctions Laws; (iii) the Purchaser is not a “foreign shell bank” and is not acting on behalf of a “foreign shell bank” under applicable anti-money laundering laws and regulations; (iv) the Purchaser’s entry into this Agreement or consummation of the transactions

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contemplated hereby will not contravene U.S. Sanctions Laws or applicable anti-money laundering laws or regulations; (v) the Purchaser will promptly provide to the Company or any regulatory or law enforcement authority such information or documentation as may be required to comply with U.S. Sanctions Laws or applicable anti-money laundering laws or regulations; and (vi) the Company may provide to any regulatory or law enforcement authority information or documentation regarding, or provided by, the Purchaser for the purposes of complying with U.S. Sanctions Laws or applicable anti-money laundering laws or regulations.
          (u) Purchaser has not discussed the Offering with any other party or potential investors (other than the Company, Placement Agent, any other Purchaser and Purchaser’s authorized representatives), except as expressly permitted under the terms of this Agreement.
          (v) Knowledge as to Conditions. Purchaser does not know of any reason why any regulatory approvals and, to the extent necessary, any other approvals, authorizations, filings, registrations, and notices required or otherwise a condition to the consummation by it of the transactions contemplated by this Agreement will not be obtained.
     The Company and each of the Purchasers acknowledge and agree that no party to this Agreement has made or makes any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in this Article 3 and the Transaction Documents.
ARTICLE 4:
OTHER AGREEMENTS OF THE PARTIES
     4.1 Transfer Restrictions.
     (a) Compliance with Laws. Notwithstanding any other provision of this Article 4, each Purchaser covenants that the Securities may be disposed of only pursuant to an effective registration statement under, and in compliance with the requirements of, the Securities Act, or pursuant to an available exemption from, or in a transaction not subject to, the registration requirements of the Securities Act, and in compliance with any applicable state, federal or foreign securities laws. In connection with any transfer of the Securities other than (i) pursuant to an effective registration statement, (ii) to the Company or (iii) pursuant to Rule 144 (provided that the transferor provides the Company with reasonable assurances (in the form of seller and broker representation letters) that such securities may be sold pursuant to such rule), the Company may require the transferor thereof to provide to the Company and the Transfer Agent, at the transferor’s expense, an opinion of counsel selected by the transferor and reasonably acceptable to the Company and the Transfer Agent, the form and substance of which opinion shall be reasonably satisfactory to the Company and the Transfer Agent, to the effect that such transfer does not require registration of such transferred Securities under the Securities Act. As a condition of transfer (other than pursuant to clauses (i), (ii) or (iii) of the preceding sentence), any such transferee shall agree in writing to be bound by the terms of this Agreement and shall have the rights of a Purchaser under this Agreement and the Registration Rights Agreement with respect to such transferred Securities.
     (b) Legends. Certificates evidencing the Securities shall bear any legend as required by the “blue sky” laws of any state and a restrictive legend in substantially the following form (and,

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with respect to Securities held in book-entry form, the Transfer Agent will record such a legend on the share register), until such time as they are not required under Section 4.1(c) or applicable law:
THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OR (B) AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS OR BLUE SKY LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY AND ITS TRANSFER AGENT OR (II) UNLESS SOLD PURSUANT TO RULE 144 UNDER SAID ACT (PROVIDED THAT THE TRANSFEROR PROVIDES THE COMPANY WITH REASONABLE ASSURANCES (IN THE FORM OF SELLER AND BROKER REPRESENTATION LETTERS) THAT THE SECURITIES MAY BE SOLD PURSUANT TO SUCH RULE). NO REPRESENTATION IS MADE BY THE ISSUER AS TO THE AVAILABILITY OF THE EXEMPTION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT FOR RESALES OF THESE SECURITIES.
     (c) Removal of Legends. The restrictive legend set forth in Section 4.1(b) above shall be removed and the Company shall issue a certificate without such restrictive legend or any other restrictive legend to the holder of the applicable Securities upon which it is stamped or issue to such holder by electronic delivery at the applicable balance account at DTC, if (i) such Securities are sold or transferred pursuant to Rule 144 (if the transferor is not an Affiliate of the Company), or (ii) such Securities are eligible for sale under Rule 144, without the requirement for the Company to be in compliance with the current public information required under Rule 144(c)(1) (or Rule 144(i)(2), if applicable) as to such securities and without volume or manner-of-sale restrictions. Following the earlier of (i) the Effective Date (as defined in the Registration Rights Agreement) or (ii) Rule 144 becoming available for the resale of Securities, without the requirement for the Company to be in compliance with the current public information required under 144(c)(1) (or Rule 144(i)(2), if applicable) as to the Securities and without volume or manner-of-sale restrictions, the Company shall instruct the Transfer Agent to remove the legend from the Securities and shall cause its counsel to issue any legend removal opinion required by the Transfer Agent. Any fees (with respect to the Transfer Agent, Company counsel or otherwise) associated with the issuance of such opinion or the removal of such legend shall be borne by the Company. If a legend is no longer required pursuant to the foregoing, the Company will no later than three (3) Trading Days following the delivery by a Purchaser to the Company or the Transfer Agent (with notice to the Company) of a legended certificate or instrument representing such Securities (endorsed or with stock powers attached, signatures guaranteed, and otherwise in form necessary to affect the reissuance and/or transfer) and a representation letter to the extent required by Section 4.1(a), (such third Trading

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Day, the “Legend Removal Date”) deliver or cause to be delivered to such Purchaser a certificate or instrument (as the case may be) representing such Securities that is free from all restrictive legends. The Company may not make any notation on its records or give instructions to the Transfer Agent that enlarge the restrictions on transfer set forth in this Section 4.1(c). Certificates for Securities free from all restrictive legends may be transmitted by the Transfer Agent to the Purchasers by crediting the account of the Purchaser’s prime broker with DTC as directed by such Purchaser.
     (d) Acknowledgement. Each Purchaser hereunder acknowledges its primary responsibilities under the Securities Act and accordingly will not sell or otherwise transfer the Securities or any interest therein without complying with the requirements of the Securities Act            and the rules and regulations promulgated thereunder. Except as otherwise provided below, while the above-referenced registration statement remains effective, each Purchaser hereunder may sell the Securities in accordance with the plan of distribution contained in the registration statement and if it does so it will comply therewith and with the related prospectus delivery requirements unless an exemption therefrom is available or unless the Securities are sold pursuant to Rule 144. Each Purchaser, severally and not jointly with the other Purchasers, agrees that if it is notified by the Company in writing at any time that the registration statement registering the resale of the Securities is not effective or that the prospectus included in such registration statement no longer complies with the requirements of Section 10 of the Securities Act, such Purchaser will refrain from selling such Securities until such time as such Purchaser is notified by the Company that such registration statement is effective or such prospectus is compliant with Section 10 of the Exchange Act, unless such Purchaser is able to, and does, sell such Securities pursuant to an available exemption from the registration requirements of Section 5 of the Securities Act.
     4.2 Acknowledgment of Dilution. The Company acknowledges that the issuance of the Securities may result in dilution of the outstanding shares of Common Stock. The Company further acknowledges that its obligations under the Transaction Documents, including without limitation its obligation to issue the Securities pursuant to the Transaction Documents, are unconditional and absolute and not subject to any right of set off, counterclaim, delay or reduction, regardless of the effect of any such dilution or any claim the Company may have against any Purchaser and regardless of the dilutive effect that such issuance may have on the ownership of the other stockholders of the Company.
     4.3 Furnishing of Information. In order to enable the Purchasers to sell the Securities under Rule 144 of the Securities Act, for a period of one year from the Closing, the Company shall maintain the registration of the Common Stock under Section 12(b) or 12(g) of the Exchange Act and to timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to the Exchange Act. During such one year period, if the Company is not required to file reports pursuant to such laws, it will prepare and furnish to the Purchasers and make publicly available the information described in Rule 144(c)(2), if the provision of such information will allow resales of the Securities pursuant to Rule 144.
     4.4 Form D and Blue Sky. The Company agrees to timely file a Form D with respect to the Preferred Shares as required under Regulation D. The Company, on or before the Closing Date, shall take such action as the Company shall reasonably determine is necessary in order to obtain an exemption for or to qualify the Preferred Shares for sale to the Purchasers at the Closing pursuant to

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this Agreement under applicable securities or “Blue Sky” laws of the states of the United States (or to obtain an exemption from such qualification). The Company shall make all filings and reports relating to the offer and sale of the Preferred Shares required under applicable securities or “Blue Sky” laws of the states of the United States following the Closing Date.
     4.5 No Integration. The Company shall not, and shall use its commercially reasonable efforts to ensure that no Affiliate of the Company shall, sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the Securities Act) that will be integrated with the offer or sale of the Securities in a manner that would require the registration under the Securities Act of the sale of the Securities to the Purchasers.
     4.6 Securities Laws Disclosure; Publicity. On or before 7:30 p.m., New York City time, on the Closing Date, the Company shall issue one or more press releases (collectively, the “Press Release”) disclosing the material terms of the transactions contemplated hereby, including, without limitation, the issuance of the Preferred Shares and the acquisition of the Failed Bank. On or before 5:30 p.m., New York City time, on the fourth Trading Day immediately following the Closing Date, the Company will file a Current Report on Form 8-K with the Commission describing the terms of the Transaction Documents and the P&A Agreement (and including as exhibits to such Current Report on Form 8-K the material Transaction Documents (including, without limitation, this Agreement, the Registration Rights Agreement and the Certificate of Designations) and the P&A Agreement (unless the FDIC objects)). Notwithstanding the foregoing, the Company shall not publicly disclose the name of any Purchaser or any Affiliate or investment adviser of any Purchaser, or include the name of any Purchaser or any Affiliate or investment adviser of any Purchaser in any press release or filing with the Commission (other than the Registration Statement) or Trading Market, without the prior written consent of such Purchaser, except (i) as required by federal securities law in connection with (A) any registration statement contemplated by the Registration Rights Agreement and (B) the filing of final Transaction Documents with the Commission, (ii) to the extent such disclosure is required by law, at the request of the Staff of the Commission or Trading Market regulations, in which case the Company shall provide the Purchasers with prior written notice of such disclosure permitted under this subclause (ii). Notwithstanding the foregoing, the Company may disclose the name of any Purchaser or any Affiliate or investment adviser of any Purchaser to the FDIC in connection with its bid for the Failed Bank. From and after the issuance of the Press Release, no Purchaser shall be in possession of any material, non-public information received from the Company, any Subsidiary or any of their respective officers, directors or employees, that is not disclosed in the Press Release. Each Purchaser, severally and not jointly with the other Purchasers, covenants that until such time as the transactions contemplated by this Agreement are publicly disclosed by the Company as described in this Section 4.6, such Purchaser will maintain the confidentiality of all disclosures made to it in connection with this transaction (including the existence and terms of this transaction).
     4.7 Non-Public Information. Except with the express written consent of such Purchaser and unless prior thereto such Purchaser shall have executed a written agreement regarding the confidentiality and use of such information, the Company shall not, and shall cause each Subsidiary and each of their respective officers, directors, employees and agents, not to, and each Purchaser shall not directly solicit the Company, any of its Subsidiaries or any of their respective officers, directors, employees or agents to provide any Purchaser with any material, non-public information regarding the Company or any of its Subsidiaries from and after the filing of the Press Release.

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     4.8 Indemnification.
          (a) Indemnification of Purchasers. In addition to the indemnity provided in the Registration Rights Agreement, the Company will indemnify and hold each Purchaser and its directors, officers, stockholders, members, partners, employees and agents (and any other Persons with a functionally equivalent role of a Person holding such titles notwithstanding a lack of such title or any other title), each Person who controls such Purchaser (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, stockholders, agents, members, partners or employees (and any other Persons with a functionally equivalent role of a Person holding such titles notwithstanding a lack of such title or any other title) of such controlling person (each, a “Purchaser Party”) harmless from any and all losses, liabilities, obligations, claims, contingencies, damages, costs and expenses, including all judgments, amounts paid in settlements, court costs and reasonable attorneys’ fees and costs of investigation that any such Purchaser Party may suffer or incur as a result of (i) any breach of any of the representations, warranties, covenants or agreements made by the Company in this Agreement or in the other Transaction Documents or (ii) any action instituted against a Purchaser Party in any capacity, or any of them or their respective affiliates, by any stockholder of the Company who is not an affiliate of such Purchaser Party, with respect to any of the transactions contemplated by this Agreement. The Company will not be liable to any Purchaser Party under this Agreement to the extent, but only to the extent that a loss, claim, damage or liability is attributable to any Purchaser Party’s breach of any of the representations, warranties, covenants or agreements made by such Purchaser Party in this Agreement or in the other Transaction Documents or attributable to the gross negligence or willful misconduct on the part of such Purchaser Party.
          (b) Conduct of Indemnification Proceedings. Promptly after receipt by any Person (the "Indemnified Person”) of notice of any demand, claim or circumstances which would or might give rise to a claim or the commencement of any action, proceeding or investigation in respect of which indemnity may be sought pursuant to Section 4.8(a), such Indemnified Person shall promptly notify the Company in writing and the Company shall assume the defense thereof, including the employment of counsel reasonably satisfactory to such Indemnified Person, and shall assume the payment of all fees and expenses; provided, that the failure of any Indemnified Person so to notify the Company shall not relieve the Company of its obligations hereunder except to the extent that the Company is actually and materially and adversely prejudiced by such failure to notify. In any such proceeding, any Indemnified Person shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Person unless: (i) the Company and the Indemnified Person shall have mutually agreed to the retention of such counsel; (ii) the Company shall have failed promptly to assume the defense of such proceeding and to employ counsel reasonably satisfactory to such Indemnified Person in such proceeding; or (iii) in the reasonable judgment of counsel to such Indemnified Person, representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them; provided, that the Indemnifying Party shall not be liable for the fees and expenses of more than one separate firm of attorneys at any time for all Indemnified Parties. The Company shall not be liable for any settlement of any proceeding effected without its written consent, which consent shall not be unreasonably withheld, delayed or conditioned. Without the prior written consent of the Indemnified Person, which consent shall not be unreasonably withheld, delayed or conditioned, the Company shall not effect any settlement of any pending or threatened proceeding in respect of which any Indemnified Person is or could have been a party and

29

indemnity could have been sought hereunder by such Indemnified Party, unless such settlement includes an unconditional release of such Indemnified Person from all liability arising out of such proceeding.
     4.9 Listing of Common Stock. The Company will use its reasonable best efforts to list the Underlying Shares for quotation on the NYSE and maintain the listing of the Common Stock on the NYSE.
     4.10 Use of Proceeds. The Company intends to use the net proceeds from the sale of the Preferred Shares hereunder for the purpose of acquiring certain assets and liabilities of the Failed Bank from the FDIC and related transaction fees and expenses and general corporate purposes.
     4.11 Stockholders Meeting. The Company shall call a special meeting of its stockholders, to be held as promptly as practicable following the Closing, but in no event later than 75 days after the Closing, to vote on proposals (the “Stockholder Proposals”) to (i) approve the conversion of the Preferred Shares into Common Stock for purposes of Rule 312.03 of the NYSE Listed Company Manual, and (ii) if necessary, amend the Certificate of Incorporation to increase the number of authorized shares of Common Stock to at least such number as shall be sufficient to permit the full conversion of the Preferred Shares (such approval of the Stockholder Proposals, "Stockholder Approvals”). The Board of Directors of the Company shall recommend to the Company’s stockholders that such stockholders vote in favor of the Stockholder Proposals. In connection with such meeting, the Company shall promptly prepare and file (but in no event more than 15 Business Days after the Closing Date) with the Commission a preliminary proxy statement, shall use its reasonable best efforts to respond to any comments of the Commission or its staff and to cause a definitive proxy statement related to such stockholders’ meeting to be mailed to the Company’s stockholders not more than 10 Business Days after clearance thereof by the Commission, and shall use its reasonable best efforts to solicit proxies for such Stockholder Approvals. If at any time prior to such stockholders’ meeting there shall occur any event that is required to be set forth in an amendment or supplement to the proxy statement, the Company shall as promptly as practicable prepare and mail to its stockholders such an amendment or supplement. In the event that Stockholder Approvals are not obtained at such special stockholders meeting, the Company shall include a proposal to approve (and the Board of Directors shall recommend approval of) such proposal at a meeting of its stockholders to be held no less than once in each subsequent six-month period beginning on the date of such special stockholders meeting until such approval is obtained.
     4.12 Limitation on Beneficial Ownership. No Purchaser (and its Affiliates or any other Persons with which it is acting in concert) will be entitled to purchase a number of Preferred Shares that would result in such Purchaser becoming, directly or indirectly, the beneficial owner (as determined under Rule 13d-3 under the Exchange Act) of more than 9.9% of the number of shares of Common Stock issued and outstanding.
ARTICLE 5:
CONDITIONS PRECEDENT TO CLOSING
     5.1 Conditions Precedent to the Obligations of the Purchasers to Purchase Preferred Shares. The obligation of each Purchaser to acquire Preferred Shares at the Closing is subject to the fulfillment, on or prior to the Closing Date, of each of the following conditions, any of which may be waived by such Purchaser (as to itself only):

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          (a) Representations and Warranties. The representations and warranties of the Company contained herein shall be true and correct in all material respects (except for those representations and warranties that are qualified by materiality, which shall be true and correct in all respects) as of the date hereof and as of the Closing Date, as though made on and as of such date, except for such representations and warranties that speak as of a specific date.
          (b) Performance. The Company shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by it at or prior to the Closing.
          (c) No Injunction. No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction that prohibits the consummation of any of the transactions contemplated by the Transaction Documents.
          (d) Consents. Other than the Required Approvals contemplated in Section 3.1(e)(i), (iii), (v) and (vi) above, the Company shall have obtained in a timely fashion any and all consents, permits, approvals, registrations and waivers necessary for consummation of the purchase and sale of the Preferred Shares, all of which shall be and remain so long as necessary in full force and effect.
          (e) Company Deliverables. The Company shall have delivered the Company Deliverables in accordance with Section 2.2(a).
          (f) Compliance Certificate. The Company shall have delivered to each Purchaser a certificate, dated as of the Closing Date and signed by its Chief Executive Officer or its Chief Financial Officer, dated as of the Closing Date, certifying to the fulfillment of the conditions specified in Sections 5.1(a) and (b) in the form attached hereto as Exhibit F.
          (g) Certificate of Designations. The Company shall have filed the Certificate of Designations with the Secretary of State.
          (h) Termination. This Agreement shall not have been terminated as to such Purchaser in accordance with Sections 6.16 or 6.17 herein.
          (i) Acquisition. (i) The FDIC shall have accepted the bid from the Bank for the Failed Bank, (ii) the Bank shall have executed the P&A Agreement with the FDIC with respect to the Failed Bank and (iii) the closing under the P&A Agreement shall be imminent.
          (j) Minimum Gross Proceeds. The Company shall simultaneously issue and deliver at the Closing to the Purchasers hereunder in the aggregate at least sufficient Preferred Shares against payment of aggregate Subscription Amounts of at least $175.0 million.
     5.2 Conditions Precedent to the Obligations of the Company to sell Preferred Shares. The Company’s obligation to sell and issue the Preferred Shares at the Closing is subject to the fulfillment, on or prior to the Closing Date, of the following conditions, any of which may be waived by the Company:

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          (a) Representations and Warranties. The representations and warranties made by each Purchaser in Section 3.2 hereof shall be true and correct in all material respects (except for those representations and warranties that are qualified by materiality, which shall be true and correct in all respects) as of the date hereof and as of the Closing Date as though made on and as of such date, except for representations and warranties that speak as of a specific date.
          (b) Performance. Such Purchaser shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by such Purchaser at or prior to the Closing Date.
          (c) No Injunction. No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction that prohibits the consummation of any of the transactions contemplated by the Transaction Documents.
          (d) Consents. Other than the Required Approvals contemplated in Section 3.1(e)(i), (iii), (v) and (vi) above, the Company shall have obtained in a timely fashion any and all consents, permits, approvals, registrations and waivers necessary for consummation of the purchase and sale of the Preferred Shares, all of which shall be and remain so long as necessary in full force and effect.
          (e) Purchasers Deliverables. Such Purchaser shall have delivered its Purchaser Deliverables in accordance with Section 2.2(b).
          (f) Termination. This Agreement shall not have been terminated as to such Purchaser in accordance with Sections 6.16 or 6.17 herein.
ARTICLE 6:
MISCELLANEOUS
     6.1 Fees and Expenses. The parties hereto shall be responsible for the payment of all expenses incurred by them in connection with the preparation and negotiation of the Transaction Documents and the consummation of the transactions contemplated hereby. The Company shall pay all amounts owed to the Placement Agent relating to or arising out of the transactions contemplated hereby. The Company shall pay all Transfer Agent fees, stamp taxes and other taxes and duties levied in connection with the sale and issuance of the Securities to the Purchasers.
     6.2 Entire Agreement. The Transaction Documents, together with the Exhibits and Schedules thereto, contain the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements, understandings, discussions and representations, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules. At or after the Closing, and without further consideration, the Company and the Purchasers will execute and deliver to the other such further documents as may be reasonably requested in order to give practical effect to the intention of the parties under the Transaction Documents.

32

     6.3 Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (a) the date of transmission, if such notice or communication is delivered via facsimile (provided the sender receives a machine-generated confirmation of successful transmission) at the facsimile number specified in this Section prior to 5:00 p.m., New York City time, on a Trading Day, (b) the next Trading Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number specified in this Section on a day that is not a Trading Day or later than 5:00 p.m., New York City time, on any Trading Day, (c) the Trading Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service with next day delivery specified, or (d) upon actual receipt by the party to whom such notice is required to be given. The address for such notices and communications shall be as follows:
If to the Company:	Oriental Financial Group Inc. 997 San Roberto Street San Juan, Puerto Rico 00926 Attention: General Counsel Telephone: (787) 993-4206 Fax: (787) 771-6896

With a copy to:	Skadden, Arps, Slate, Meagher & Flom LLP 300 S. Grand Ave, 34th Floor Los Angeles, CA 90017 Attention: Gregg Noel Telephone: (213) 687-5000 Fax: (213) 687-5600

If to a Purchaser:	To the address set forth under such Purchaser’s name on the signature page hereof;
     or such other address as may be designated in writing hereafter, in the same manner, by such Person.
     6.4 Amendments; Waivers; No Additional Consideration. No amendment or waiver of any provision of this Agreement will be effective with respect to any party unless made in writing and signed by an officer or a duly authorized representative of such party. No consideration shall be offered or paid to any Purchaser to amend or consent to a waiver or modification of any provision of any Transaction Document unless the same consideration is also offered to all Purchasers who then hold Preferred Shares.
     6.5 Construction. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party. This Agreement shall be construed as if drafted jointly by the parties, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Agreement or any of the Transaction Documents.

33

     6.6 Successors and Assigns. The provisions of this Agreement shall inure to the benefit of and be binding upon the parties and their successors and permitted assigns. This Agreement, or any rights or obligations hereunder, may not be assigned by the Company without the prior written consent of the Purchasers. Any Purchaser may assign its rights hereunder in whole or in part to any Person to whom such Purchaser assigns or transfers any Securities in compliance with the Transaction Documents and applicable law, provided such transferee shall agree in writing to be bound, with respect to the transferred Securities, by the terms and conditions of this Agreement that apply to the “Purchasers”.
     6.7 No Third-Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person, other than, solely with respect to the provisions of Section 4.8, the Indemnified Persons.
     6.8 Governing Law. This Agreement will be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed entirely within such State. Each party agrees that all Proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement and any other Transaction Documents (whether brought against a party hereto or its respective Affiliates, employees or agents) may be commenced on a non-exclusive basis in the New York Courts. Each party hereto hereby irrevocably submits to the non-exclusive jurisdiction of the New York Courts for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of any of the Transaction Documents), and hereby irrevocably waives, and agrees not to assert in any Proceeding, any claim that it is not personally subject to the jurisdiction of any such New York Court, or that such Proceeding has been commenced in an improper or inconvenient forum. Each party hereto hereby irrevocably waives personal service of process and consents to process being served in any such Proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.
     6.9 Survival. Subject to applicable statute of limitations, the representations, warranties, agreements and covenants contained herein shall survive the Closing and the delivery of the Preferred Shares; provided, that the representations and warranties of the Company shall survive the Closing and the delivery of Preferred Shares for a period of one year.
     6.10 Execution. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become

34

effective when counterparts have been signed by each party and delivered to the other party, it being understood that the parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission, or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile signature page were an original thereof.
     6.11 Severability. If any provision of this Agreement is held to be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Agreement shall not in any way be affected or impaired thereby and the parties will attempt to agree upon a valid and enforceable provision that is a reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Agreement.
     6.12 Replacement of Preferred Shares. If any certificate or instrument evidencing any Preferred Shares is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation thereof, or in lieu of and substitution therefor, a new certificate or instrument, but only upon receipt of evidence reasonably satisfactory to the Company and the Transfer Agent of such loss, theft or destruction and the execution by the holder thereof of a customary lost certificate affidavit of that fact and an agreement to indemnify and hold harmless the Company and the Transfer Agent for any losses in connection therewith or, if required by the Transfer Agent, a bond in such form and amount as is required by the Transfer Agent. The applicants for a new certificate or instrument under such circumstances shall also pay any reasonable third-party costs associated with the issuance of such replacement Preferred Shares. If a replacement certificate or instrument evidencing any Preferred Shares is requested due to a mutilation thereof, the Company may require delivery of such mutilated certificate or instrument as a condition precedent to any issuance of a replacement.
     6.13 Remedies. In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, each of the Purchasers and the Company may be entitled to specific performance under the Transaction Documents. The parties agree that monetary damages may not be adequate compensation for any loss incurred by reason of any breach of obligations described in the foregoing sentence and hereby agree to waive in any action for specific performance of any such obligation (other than in connection with any action for a temporary restraining order) the defense that a remedy at law would be adequate.
     6.14 Payment Set Aside. To the extent that the Company makes a payment or payments to any Purchaser pursuant to any Transaction Document or a Purchaser enforces or exercises its rights thereunder, and such payment or payments or the proceeds of such enforcement or exercise or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside, recovered from, disgorged by or are required to be refunded, repaid or otherwise restored to the Company, a trustee, receiver or any other person under any law (including, without limitation, any bankruptcy law, state or federal law, common law or equitable cause of action), then to the extent of any such restoration the obligation or part thereof originally intended to be satisfied shall be revived

35

and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred.
     6.15 Independent Nature of Purchasers’ Obligations and Rights. The obligations of each Purchaser under any Transaction Document are several and not joint with the obligations of any other Purchaser, and no Purchaser shall be responsible in any way for the performance of the obligations of any other Purchaser under any Transaction Document. The decision of each Purchaser to purchase Preferred Shares pursuant to the Transaction Documents has been made by such Purchaser independently of any other Purchaser and independently of any information, materials, statements or opinions as to the business, affairs, operations, assets, properties, liabilities, results of operations, condition (financial or otherwise) or prospects of the Company or any Subsidiary which may have been made or given by any other Purchaser or by any agent or employee of any other Purchaser, and no Purchaser and any of its agents or employees shall have any liability to any other Purchaser (or any other Person) relating to or arising from any such information, materials, statement or opinions. Nothing contained herein or in any Transaction Document, and no action taken by any Purchaser pursuant thereto, shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Documents. Each Purchaser acknowledges that no other Purchaser has acted as agent for such Purchaser in connection with making its investment hereunder and that no Purchaser will be acting as agent of such Purchaser in connection with monitoring its investment in the Securities or enforcing its rights under the Transaction Documents. Each Purchaser shall be entitled to independently protect and enforce its rights, including without limitation the rights arising out of this Agreement or out of the other Transaction Documents, and it shall not be necessary for any other Purchaser to be joined as an additional party in any proceeding for such purpose.
     6.16 Effectiveness. Sections 6.1 through 6.8, Section 6.10, Section 6.11 and this Section 6.16 shall be effective upon the execution of this Agreement by the parties hereto. All other provisions of this Agreement shall become automatically effective, without further action of the parties, upon the later of the date (such date, the “Effectiveness Date”) (i) that is two business days prior to the date (the “Scheduled Date”) on which the FDIC is scheduled to be appointed receiver for the Failed Bank and will enter into the P&A Agreement with the Bank relating to the Bank’s purchase of certain assets and assumption of deposits (and certain other specified liabilities) of the Failed Bank and (ii) that the Company notifies the Purchasers of the Scheduled Date. The Company will provide notification to each Purchaser of (i) the Scheduled Date upon the notification to the Company by the FDIC that the Bank is the winning bidder for the Failed Bank and (ii) any changes to the Scheduled Date by the FDIC following the initial determination of the Scheduled Date by the FDIC. If (i) the FDIC notifies the Company that the Bank will not be permitted to enter a bid for the Failed Bank, (ii) the FDIC has notified the Company that the scheduled due date for bids with respect to the Failed Bank has been modified, changed or set to a date later than June 1, 2010, or such other date as the parties mutually agree, or that the FDIC intends not to schedule or re-schedule a bid date for the Failed Bank on or before June 1, 2010, or such other date as the parties mutually agree, (iii) the Bank fails to submit a bid for the Failed Bank by the deadline for such submission established by the FDIC, (iv) the FDIC has notified the Company that the Bank is not the winning bidder for the Failed Bank, (v) no bid by the Bank for the Failed Bank has been

36

accepted by the FDIC by June 1, 2010 or (vi) if the Bank has been selected as the winning bidder for the Failed Bank, the P&A Closing has not occurred by June 30, 2010, then, in each case, this Agreement shall terminate, other than Sections 6.1 through 6.8, Section 6.10, Section 6.11 and this Section 6.16, which shall survive such termination. The Company shall promptly notify Purchaser upon receipt of any notification described in the two preceding sentences from the FDIC. Prior to such termination, neither party may revoke its acceptance of this Agreement.
     6.17 Termination, Rescission.
          (a) In the event that, following the Effectiveness Date, the Purchase and Assumption Agreement with the FDIC relating to the purchase by Oriental Bank and Trust, a wholly owned Subsidiary of the Company (the “Bank”), of certain assets, and the assumption by the Bank of deposits (and certain other specified liabilities), of Eurobank, San Juan, Puerto Rico (“Failed Bank”) (the “P&A Agreement”), is not entered into on or before June 1, 2010, or is entered into prior to such date but the consummation of the transfer of the assets and liabilities of the Failed Bank to the Bank pursuant to the P&A Agreement (such transfer, the “P&A Closing”) does not occur by June 30, 2010, then either the Company, upon written notice to the Purchasers, or any Purchaser, solely with respect to itself and not with respect to any other Purchaser, upon written notice to the Company, may terminate this Agreement.
          (b) Promptly following the termination of this Agreement pursuant to Section 6.16 or Section 6.17(a), the Company shall provide written notice to the Escrow Agent notifying the Escrow Agent that this Agreement has been terminated. Pursuant to the terms of the Escrow Agreement, the Escrow Agent shall (A) distribute to each Purchaser that is not a Section 2.1(c)(iii) Purchaser such Purchaser’s Subscription Amount and (B) advise the Transfer Agent that the share issuance instructions with respect to such Purchaser shall be null and void.
          (c) In the event that following the Closing, the P&A Agreement is not entered into on or before June 1, 2010 or the P&A Agreement is terminated prior to the P&A Closing, or the P&A Closing does not occur by June 30, 2010, then the Company shall promptly notify Purchaser of such event and either (i) the Company, upon written notice to the Purchasers, may redeem the Securities purchased hereunder or (ii) any Purchaser, solely with respect to itself and not with respect to any other Purchaser, upon written notice to the Company, require the Company to repurchase the Securities purchased hereunder as specified on such Purchaser’s signature page hereto. Promptly following either such notice, (i) the Company and Purchaser shall provide written notice to the Transfer Agent notifying the Transfer Agent that such Securities have been redeemed or repurchased, as the case may be (unless Purchaser is a Certificate Purchaser, in which case Purchaser shall return to the Company for cancellation the certificates for its Preferred Shares concurrently with the Company returning Purchaser’s Subscription Amount pursuant to the following clause (ii)) and (ii) the Company shall promptly return to Purchaser by wire transfer of immediately available funds to a bank account designated by Purchaser, its Subscription Amount.
          (d) Notwithstanding anything to the contrary contained in (and without limiting any similar provisions of) the Transaction Documents, whenever any Purchaser exercises a right, election, demand or option under a Transaction Document and the Company does not timely perform its related obligations within the periods therein provided, then such Purchaser may rescind or withdraw, in its sole discretion from time to time upon written notice to the Company, any relevant notice, demand or election in whole or in part without prejudice to its future actions and rights.

37

     IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

ORIENTAL FINANCIAL GROUP INC.
By:	/s/ José Rafael Fernández
	Name:	José Rafael Fernández
	Title:	President, Chief Executive Officer and Vice Chairman of the Board
[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]
[SIGNATURE PAGES FOR PURCHASERS FOLLOW]

PURCHASER: Bay Pond Partners, L.P.
By:	Wellington Management Company, LLP, as investment adviser

By:	/s/ Robert J. Toner
	Name:	Robert J. Toner
	Title:	Vice President and Counsel

Aggregate Purchase Price (Subscription Amount): $16,640,000.00

Number of Preferred Shares to be Acquired: 16,640

Tax ID No.: 04-3217743

Address for Notice:
c/o Wellington Management Company, LLP
75 State Street, Boston, MA 02109

Telephone No.:	617.790.7770

Facsimile No.:	617.289.5699

E-mail Address:	seclaw@wellington.com

Attention:	Legal and Compliance

☐ Purchaser is prohibited by the terms of its organizational or constituent documents to enter into an escrow agreement and has provided the Company with documented evidence of such prohibition. Purchaser meets the requirements of a Section 2.1(c)(iii) Purchaser.
Delivery Instructions:
(if different than above)
c/o See settlement spreadsheet
Street:

City/State/Zip:

Attention:

Telephone No.:

[Signature Page to Stock Purchase Agreement]

PURCHASER: Bay Pond Investors (Bermuda), L.P.
By:	Wellington Management Company, LLP, as investment adviser

By:	/s/ Robert J. Toner
	Name:	Robert J. Toner
	Title:	Vice President and Counsel

Aggregate Purchase Price (Subscription Amount): $7,903,000.00

Number of Preferred Shares to be Acquired: 7,903

Tax ID No.: 98-0218500

Address for Notice:
c/o Wellington Management Company, LLP
75 State Street, Boston, MA 02109

Telephone No.:	617.790.7770

Facsimile No.:	617.289.5699

E-mail Address:	seclaw@wellington.com

Attention:	Legal and Compliance

☐ Purchaser is prohibited by the terms of its organizational or constituent documents to enter into an escrow agreement and has provided the Company with documented evidence of such prohibition. Purchaser meets the requirements of a Section 2.1(c)(iii) Purchaser.
Delivery Instructions:
(if different than above)
c/o See settlement spreadsheet
Street:

City/State/Zip:

Attention:

Telephone No.:

[Signature Page to Stock Purchase Agreement]

PURCHASER: Ithan Creek Master Investment Partnership (Cayman) II, L.P.
By:	Wellington Management Company, LLP, as investment adviser

By:	/s/ Robert J. Toner
	Name:	Robert J. Toner
	Title:	Vice President and Counsel

Aggregate Purchase Price (Subscription Amount): $991,000.00

Number of Preferred Shares to be Acquired: 991

Tax ID No.: 98-0643603

Address for Notice:
c/o Wellington Management Company, LLP
75 State Street, Boston, MA 02109

Telephone No.:	617.790.7770

Facsimile No.:	617.289.5699

E-mail Address:	seclaw@wellington.com

Attention:	Legal and Compliance

☐ Purchaser is prohibited by the terms of its organizational or constituent documents to enter into an escrow agreement and has provided the Company with documented evidence of such prohibition. Purchaser meets the requirements of a Section 2.1(c)(iii) Purchaser.
Delivery Instructions:
(if different than above)
c/o See settlement spreadsheet
Street:

City/State/Zip:

Attention:

Telephone No.:

[Signature Page to Stock Purchase Agreement]

PURCHASER: Ithan Creek Master Investors (Cayman) L.P.
By:	Wellington Management Company, LLP, as investment adviser

By:	/s/ Robert J. Toner
	Name:	Robert J. Toner
	Title:	Vice President and Counsel

Aggregate Purchase Price (Subscription Amount): $9,670,000.00

Number of Preferred Shares to be Acquired: 9,670

Tax ID No.: 98-0580385

Address for Notice:
c/o Wellington Management Company, LLP
75 State Street, Boston, MA 02109

Telephone No.:	617.790.7770

Facsimile No.:	617.289.5699

E-mail Address:	seclaw@wellington.com

Attention:	Legal and Compliance

☐ Purchaser is prohibited by the terms of its organizational or constituent documents to enter into an escrow agreement and has provided the Company with documented evidence of such prohibition. Purchaser meets the requirements of a Section 2.1(c)(iii) Purchaser.
Delivery Instructions:
(if different than above)
c/o See settlement spreadsheet
Street:

City/State/Zip:

Attention:

Telephone No.:

[Signature Page to Stock Purchase Agreement]

PURCHASER: Wolf Creek Investors (Bermuda) L.P.
By:	Wellington Management Company, LLP, as investment adviser

By:	/s/ Robert J. Toner
	Name:	Robert J. Toner
	Title:	Vice President and Counsel

Aggregate Purchase Price (Subscription Amount): $2,680,000.00

Number of Preferred Shares to be Acquired: 2,680

Tax ID No.: 98-0346053

Address for Notice:
c/o Wellington Management Company, LLP
75 State Street, Boston, MA 02109

Telephone No.:	617.790.7770

Facsimile No.:	617.289.5699

E-mail Address:	seclaw@wellington.com

Attention:	Legal and Compliance

☐ Purchaser is prohibited by the terms of its organizational or constituent documents to enter into an escrow agreement and has provided the Company with documented evidence of such prohibition. Purchaser meets the requirements of a Section 2.1(c)(iii) Purchaser.
Delivery Instructions:
(if different than above)
c/o See settlement spreadsheet
Street:

City/State/Zip:

Attention:

Telephone No.:

[Signature Page to Stock Purchase Agreement]

PURCHASER: Wolf Creek Partners, L.P.
By:	Wellington Management Company, LLP, as investment adviser

By:	/s/ Robert J. Toner
	Name:	Robert J. Toner
	Title:	Vice President and Counsel

Aggregate Purchase Price (Subscription Amount): $1,116,000.00

Number of Preferred Shares to be Acquired: 1,116

Tax ID No.: 04-3539573

Address for Notice:
c/o Wellington Management Company, LLP
75 State Street, Boston, MA 02109

Telephone No.:	617.790.7770

Facsimile No.:	617.289.5699

E-mail Address:	seclaw@wellington.com

Attention:	Legal and Compliance

☐ Purchaser is prohibited by the terms of its organizational or constituent documents to enter into an escrow agreement and has provided the Company with documented evidence of such prohibition. Purchaser meets the requirements of a Section 2.1(c)(iii) Purchaser.
Delivery Instructions:
(if different than above)
c/o See settlement spreadsheet
Street:

City/State/Zip:

Attention:

Telephone No.:

[Signature Page to Stock Purchase Agreement]

PURCHASER: Burnham Financial Industries Fund
By:	/s/ Michael E. Barna
	Name:	Michael E. Barna
	Title:	EVP/CFO

Aggregate Purchase Price (Subscription Amount): $2,500,000.00

Number of Preferred Shares to be Acquired: 2,500

Tax ID No.: 57-1199020

Address for Notice:
Mendon Capital Advisors
150 Allens Creek Rd
Rochester, NY 14618

Telephone No.:	1.585.770.1770

Facsimile No.:	1.585.770.1779

E-mail Address:	asullivan@mendoncapital.com

Attention:	Amy Sullivan

☐ Purchaser is prohibited by the terms of its organizational or constituent documents to enter into an escrow agreement and has provided the Company with documented evidence of such prohibition. Purchaser meets the requirements of a Section 2.1(c)(iii) Purchaser.
Delivery Instructions:
(if different than above)
c/o Brown Brothers Harriman
Street: 140 Broadway

PURCHASER: Burnham Financial Services Fund
By:	/s/ Michael E. Barna
	Name:	Michael E. Barna
	Title:	EVP/CFO

Aggregate Purchase Price (Subscription Amount): $500,000.00

Number of Preferred Shares to be Acquired: 500

Tax ID No.: 134052634

Address for Notice:
Mendon Capital Advisors Corp
150 Allens Creek Road
Rochester, NY 14618

Telephone No.:	585.770.1770

Facsimile No.:	585.770.1779

E-mail Address:	asullivan@mendoncapital.com

Attention:	Amy Sullivan

☐ Purchaser is prohibited by the terms of its organizational or constituent documents to enter into an escrow agreement and has provided the Company with documented evidence of such prohibition. Purchaser meets the requirements of a Section 2.1(c)(iii) Purchaser.
Delivery Instructions:
(if different than above)
c/o Brown Brothers Harriman
Street: 140 Broadway
City/State/Zip: New York, NY 10005

PURCHASER: Moors and Mendon Master Fund LP
By:	/s/ Anton V. Schutz
	Name:	Anton V. Schutz
	Title:	Director, Moors and Mendon Capital LTD, GP to the Moors and Mendon Master Fund LP

Aggregate Purchase Price (Subscription Amount): $1,500,000.00

Number of Preferred Shares to be Acquired: 1,500

Tax ID No.: 98-0401323

Address for Notice:
Mendon Capital Advisors
150 Allens Creek Road
Rochester, NY 14618

Telephone No.:	585.770.1770
Facsimile No.:	585.770.1779
E-mail Address:	asullivan@mendoncapital.com
Attention:	Amy Sullivan

Wire instructions for return of escrowed funds:

☐ Purchaser is prohibited by the terms of its organizational or constituent documents to enter into an escrow agreement and has provided the Company with documented evidence of such prohibition. Purchaser meets the requirements of a Section 2.1(c)(iii) Purchaser.

☐ Purchaser has entered into a Custodian Agreement.
Delivery Instructions:
(if different than above)
c/o Jake Tisinger/Jefferies and Co.
Street: 520 Madison Avenue, 12th Floor

PURCHASER: Northaven Offshore, Ltd.
By:	/s/ Paul Burke
	Name:	Paul Burke
	Title:	Director

Aggregate Purchase Price (Subscription Amount): $375,000

Number of Preferred Shares to be Acquired: 375 shares

Tax ID No.: None

Address for Notice:
c/o Northaven Management, Inc.
375 Park Avenue, Suite 2709
New York, NY 10152

Telephone No.:	212.798.0304
Facsimile No.:	212.798.0310
E-mail Address:	paul.burke@northavenmgt.com
Attention:	Paul Burke

Wire instructions for return of escrowed funds:

See Attached

☐ Purchaser is prohibited by the terms of its organizational or constituent documents to enter into an escrow agreement and has provided the Company with documented evidence of such prohibition. Purchaser meets the requirements of a Section 2.1(c)(iii) Purchaser.

☐ Purchaser has entered into a Custodian Agreement.
Delivery Instructions:
(if different than above)
c/o

Street:

City/State/Zip:

Attention:

Telephone No.:

[Signature Page to Securities Purchase Agreement]

Northaven Offshore, Ltd.
Wire Instructions
Please wire to:
UBS AG
ABA #026-007-993
For Credit to:
UBS Securities LLC — HFS
Account # 101WA797414000
For Further Credit to:
Northaven Offshore, Ltd.
Account # 483-80145

PURCHASER: Northaven Partners II, L.P.
By:	/s/ Paul Burke
	Name:	Paul Burke
	Title:	Member of the GP

Aggregate Purchase Price (Subscription Amount): $200,000 Number of Preferred Shares to be Acquired: 200 shares Tax ID No.: 13-3880614 Address for Notice: 375 Park Avenue, Suite 2709 New York, NY 10152

Telephone No.:	212.798.0304
Facsimile No.:	212.798.0310
E-mail Address:	paul.burke@northavenmgt.com
Attention:	Paul Burke

Wire instructions for return of escrowed funds:

See Attached

☐ Purchaser is prohibited by the terms of its organizational or constituent documents to enter into an escrow agreement and has provided the Company with documented evidence of such prohibition. Purchaser meets the requirements of a Section 2.1(c)(iii) Purchaser.

☐ Purchaser has entered into a Custodian Agreement.
Delivery Instructions:
(if different than above)
c/o

Street:

City/State/Zip:

Attention:

Telephone No.:

[Signature Page to Securities Purchase Agreement]

Northaven Partners II, L.P.
Wire Instructions
Please wire to:
UBS AG
ABA #026-007-993
For Credit to:
UBS Securities LLC — HFS
Account # 101WA797414000
For Further Credit to:
Northaven Partners II, L.P.
Account # 483-90655

PURCHASER: Northaven Partners, L.P.
By:	/s/ Paul Burke
	Name:	Paul Burke
	Title:	Member of the GP

Aggregate Purchase Price (Subscription Amount): $2,425,000 Number of Preferred Shares to be Acquired: 2,425 Tax ID No.: 13-3818682 Address for Notice: 375 Park Avenue, Suite 2709 New York, NY 10152

Telephone No.:	212.798.0304
Facsimile No.:	212.798.0310
E-mail Address:	paul.burke@northavenmgt.com
Attention:	Paul Burke

Wire instructions for return of escrowed funds:

See Attached

☐ Purchaser is prohibited by the terms of its organizational or constituent documents to enter into an escrow agreement and has provided the Company with documented evidence of such prohibition. Purchaser meets the requirements of a Section 2.1(c)(iii) Purchaser.

☐ Purchaser has entered into a Custodian Agreement.
Delivery Instructions:
(if different than above)
c/o

Street:

City/State/Zip:

Attention:

Telephone No.:

[Signature Page to Securities Purchase Agreement]

PURCHASER: Fidelity Northstar Fund
By:	/s/ Paul Murphy
	Name:	Paul Murphy
	Title:	Assistant Treasurer

Aggregate Purchase Price (Subscription Amount): $1,500,000.00 Number of Preferred Shares to be Acquired: 1,500 Tax ID No.: ______________ Address for Notice: 82 Devonshire Street V13H Boston, MA 02109

Telephone No.:	617.563.5144
Facsimile No.:	617.392.1605
E-mail Address:	andrew.boyd@fmr.com
Attention:	Andrew Boyd

Wire instructions for return of escrowed funds:

☑ Purchaser is prohibited by the terms of its organizational or constituent documents to enter into an escrow agreement and has provided the Company with documented evidence of such prohibition. Purchaser meets the requirements of a Section 2.1(c)(iii) Purchaser.

☐ Purchaser has entered into a Custodian Agreement.
Delivery Instructions:
(if different than above)
c/o See attached
Street:

City/State/Zip:

Attention:

Telephone No.:

[Signature Page to Securities Purchase Agreement]

PURCHASER: Fidelity Puritan Trust: Fidelity Low-Priced Stock Fund
By:	/s/ Paul Murphy
	Name:	Paul Murphy
	Title:	Assistant Treasurer

Aggregate Purchase Price (Subscription Amount): $16,885,000.00 Number of Preferred Shares to be Acquired: 16,885 Tax ID No.: 04-3070917 Address for Notice: 82 Devonshire Street V13H Boston, MA 02109

Telephone No.:	617.563.5144
Facsimile No.:	617.392.1605
E-mail Address:	andrew.boyd@fmr.com
Attention:	Andrew Boyd

Wire instructions for return of escrowed funds:

☑ Purchaser is prohibited by the terms of its organizational or constituent documents to enter into an escrow agreement and has provided the Company with documented evidence of such prohibition. Purchaser meets the requirements of a Section 2.1(c)(iii) Purchaser.

☐ Purchaser has entered into a Custodian Agreement.
Delivery Instructions:
(if different than above)
c/o See attached
Street:

City/State/Zip:

Attention:

Telephone No.:

[Signature Page to Securities Purchase Agreement]

PURCHASER: Fidelity Select Portfolios: Banking Portfolio
By:	/s/ Paul Murphy
	Name:	Paul Murphy
	Title:	Assistant Treasurer

Aggregate Purchase Price (Subscription Amount): $297,000.00 Number of Preferred Shares to be Acquired: 297 Tax ID No.: 04-2959666 Address for Notice: 82 Devonshire Street V13H Boston, MA 02109

Telephone No.:	617.563.5144
Facsimile No.:	617.392.1605
E-mail Address:	andrew.boyd@fmr.com
Attention:	Andrew Boyd

Wire instructions for return of escrowed funds:

☑ Purchaser is prohibited by the terms of its organizational or constituent documents to enter into an escrow agreement and has provided the Company with documented evidence of such prohibition. Purchaser meets the requirements of a Section 2.1(c)(iii) Purchaser.

☐ Purchaser has entered into a Custodian Agreement.
Delivery Instructions:
(if different than above)
c/o See attached
Street:

City/State/Zip:

Attention:

Telephone No.:

[Signature Page to Securities Purchase Agreement]

PURCHASER: Fidelity Commonwealth Trust: Fidelity Mid-Cap Stock Fund
By:	/s/ Paul Murphy
	Name:	Paul Murphy
	Title:	Assistant Treasurer

Aggregate Purchase Price (Subscription Amount): $4,597,000.00 Number of Preferred Shares to be Acquired: 4,597 Tax ID No.: 04-3216044 Address for Notice: 82 Devonshire Street V13H Boston, MA 02109

Telephone No.:	617.563.5144
Facsimile No.:	617.392.1605
E-mail Address:	andrew.boyd@fmr.com
Attention:	Andrew Boyd

Wire instructions for return of escrowed funds:

☑ Purchaser is prohibited by the terms of its organizational or constituent documents to enter into an escrow agreement and has provided the Company with documented evidence of such prohibition. Purchaser meets the requirements of a Section 2.1(c)(iii) Purchaser.

☐ Purchaser has entered into a Custodian Agreement.
Delivery Instructions:
(if different than above)
c/o See attached
Street:

City/State/Zip:

Attention:

Telephone No.:

[Signature Page to Securities Purchase Agreement]

PURCHASER: Fidelity Destiny Portfolios: Fidelity Advisor Capital Development Fund
By:	/s/ Paul Murphy
	Name:	Paul Murphy
	Title:	Assistant Treasurer

Aggregate Purchase Price (Subscription Amount): $1,721,000.00 Number of Preferred Shares to be Acquired: 1,721 Tax ID No.: 04-6538289 Address for Notice: 82 Devonshire Street V13H Boston, MA 02109

Telephone No.:	617.563.5144
Facsimile No.:	617.392.1605
E-mail Address:	andrew.boyd@fmr.com
Attention:	Andrew Boyd

Wire instructions for return of escrowed funds:

☑ Purchaser is prohibited by the terms of its organizational or constituent documents to enter into an escrow agreement and has provided the Company with documented evidence of such prohibition. Purchaser meets the requirements of a Section 2.1(c)(iii) Purchaser.

☐ Purchaser has entered into a Custodian Agreement.
Delivery Instructions:
(if different than above)
c/o See attached
Street: _______________________________________________
City/State/Zip: _________________________________________
Attention: _____________________________________________
Telephone No.: _________________________________________
[Signature Page to Securities Purchase Agreement]

PURCHASER: Integrated Core Strategies (US) LLC*
* By: Integrated Holding Group LP, its Managing Member

By: Millennium Management LLC, its General Partner

By:	/s/ Larry Statsky
	Name:	Larry Statsky
	Title:	Chief Administrative Officer

Aggregate Purchase Price (Subscription Amount): $10,000,000 (Ten Million) Number of Preferred Shares to be Acquired: 10,000 (Ten Thousand) Tax ID No.: 20-2196675

Address for Notice:
c/o Millennium Management LLC
666 Fifth Avenue, 8th Floor
New York, NY 10103
Telephone No.:	212.841.4100
Facsimile No.:	212.841.4141
E-mail Address:	General.Counsel@mlp.com
Attention:	General Counsel

Wire instructions for return of escrowed funds:
Bank Name: CHASE MANHATTAN BANK, N.A.
City/State: NEW YORK, N.Y.
Bank ABA # 021-000-021
Bnf Account #: 066-024390
Bnf Name: MERRILL LYNCH PROFESSIONAL CLEARING CORP.
Sub-Account #: 359-42315-D5
Sub A/c Name: Millennium Partners

☐ Purchaser is prohibited by the terms of its organizational or constituent documents to enter into an escrow agreement and has provided the Company with documented evidence of such prohibition. Purchaser meets the requirements of a Section 2.1(c)(iii) Purchaser.

☐ Purchaser has entered into a Custodian Agreement.
Delivery Instructions:
(if different than above)
c/o

Street:

City/State/Zip:

Attention:

Telephone No.:

[Signature Page to Securities Purchase Agreement]

PURCHASER: Marshall Wace North America LP, in its capacity as Discretionary Investment Adviser
By:	/s/ S. Goodman
	Name:	S. Goodman
	Title:	Partner, Marshall Wace LLC for and on behalf of Marshall Wace North America LP

Aggregate Purchase Price (Subscription Amount): $5,000,000 Number of Preferred Shares to be Acquired: 5,000 Tax ID No.: 47-0943020 Address for Notice: Harborside, 3 River Road Greenwich, CT 06807-2717

Telephone No.:	203.625.3200
Facsimile No.:	203.625.3299
E-mail Address:	m.sargent@mwam.com
Attention:	Michael Sargent

Wire instructions for return of escrowed funds:

To Follow

☐ Purchaser is prohibited by the terms of its organizational or constituent documents to enter into an escrow agreement and has provided the Company with documented evidence of such prohibition. Purchaser meets the requirements of a Section 2.1(c)(iii) Purchaser.

☐ Purchaser has entered into a Custodian Agreement.
Delivery Instructions:
(if different than above)
c/o

Street:

City/State/Zip:

Attention:

Telephone No.:

[Signature Page to Securities Purchase Agreement]

PURCHASER: Front Point Financial Horizons Fund, L.P.
By:	Front Point Financial Horizons Fund GP, LLC

By:	/s/ T.A. McKinney
	Name:	T.A. McKinney
	Title:	Authorized Signatory

Aggregate Purchase Price (Subscription Amount): $2,086,000

Number of Preferred Shares to be Acquired: 2,086

Tax ID No.: 68-0618363

Address for Notice:
Front Point Financial Horizons Fund GP, LLC
Two Greenwich Plaza, 4th Floor
Greenwich, CT 06830

Telephone No.:	203.622.5200
Facsimile No.:	203.622.5230
E-mail Address:	ops@fppartners.com
Attention:	Operations Department

Wire instructions for return of escrowed funds:
ABA: 021000021
Bank: JP Morgan Chase, New York
A/C #: 9301011483
Entity Name: Goldman Sachs & Co., New York
a/c #: 002396224

☐ Purchaser is prohibited by the terms of its organizational or constituent documents to enter into an escrow agreement and has provided the Company with documented evidence of such prohibition. Purchaser meets the requirements of a Section 2.1(c)(iii) Purchaser.

☐ Purchaser has entered into a Custodian Agreement.
Delivery Instructions:
(if different than above)
c/o

Street:

City/State/Zip:

Attention:

Telephone No.:

[Signature Page to Securities Purchase Agreement]

PURCHASER: Front Point Financial Services Fund, L.P.
By:	Front Point Financial Services Fund GP, LLC

By:	/s/ T.A. McKinney
	Name:	T.A. McKinney
	Title:	Authorized Signatory

Aggregate Purchase Price (Subscription Amount): $7,914,000

Number of Preferred Shares to be Acquired: 7,914

Tax ID No.: 98-0503297

Address for Notice:
Front Point Financial Services Fund GP, LLC
Two Greenwich Plaza, 4th Floor
Greenwich, CT 06830

Telephone No.:	203.622.5200
Facsimile No.:	203.622.5230
E-mail Address:	ops@fppartners.com
Attention:	Operations Department

Wire instructions for return of escrowed funds:
ABA: 021000021
Bank: JP Morgan Chase, New York
A/C #: 9301011483
Entity Name: Goldman Sachs & Co., New York
a/c #: 00236630

☐ Purchaser is prohibited by the terms of its organizational or constituent documents to enter into an escrow agreement and has provided the Company with documented evidence of such prohibition. Purchaser meets the requirements of a Section 2.1(c)(iii) Purchaser.

☐ Purchaser has entered into a Custodian Agreement.
Delivery Instructions:
(if different than above)
c/o

Street:

City/State/Zip:

Attention:

Telephone No.:

[Signature Page to Securities Purchase Agreement]

PURCHASER: Zweig-DiMenna Partners, L.P.
By:	/s/ Kevin Cannon
	Name:	Kevin Cannon
	Title:	CEO of Managing General Partner

Aggregate Purchase Price (Subscription Amount): $7,158,000

Number of Preferred Shares to be Acquired: 7,158 shares

Tax ID No.: 13-3185100

Address for Notice:
900 Third Ave., 31st Floor
New York, N.Y. 10022

Telephone No.:	212.451.1100
Facsimile No.:	212.451.1408
E-mail Address:	ops@Zweig-DiMenna.com
Attention:	Jeannine Lanese

Wire instructions for return of escrowed funds:
Citibank / NYC
ABA: 021-000089
Morgan Stanley A/C #: 388-90774
F/F/C: Zweig-DiMenna Partners, LP
A/C #: 038-00056

☐ Purchaser is prohibited by the terms of its organizational or constituent documents to enter into an escrow agreement and has provided the Company with documented evidence of such prohibition. Purchaser meets the requirements of a Section 2.1(c)(iii) Purchaser.

☐ Purchaser has entered into a Custodian Agreement.
Delivery Instructions:
(if different than above)
c/o

Street:

City/State/Zip:

Attention:

Telephone No.:

[Signature Page to Securities Purchase Agreement]

PURCHASER: Zweig-DiMenna International, Ltd.
By:	/s/ Kevin Cannon
	Name:	Kevin Cannon
	Title:	CEO of Investment Manager

Aggregate Purchase Price (Subscription Amount): $11,758,000 Number of Preferred Shares to be Acquired: 11,758 shares Tax ID No.: N/A Address for Notice: 900 Third Ave., 31st Floor New York, N.Y. 10022

Telephone No.:	212.451.1100
Facsimile No.:	212.451.1408
E-mail Address:	ops@Zweig-DiMenna.com
Attention:	Jeannine Lanese

Wire instructions for return of escrowed funds:
Citibank / NYC
ABA: 021-000089
Morgan Stanley a/c #: 388-90774
F/F/C: Zweig-DiMenna International Ltd.
a/c #: 038-00856

☐ Purchaser is prohibited by the terms of its organizational or constituent documents to enter into an escrow agreement and has provided the Company with documented evidence of such prohibition. Purchaser meets the requirements of a Section 2.1(c)(iii) Purchaser.

☐ Purchaser has entered into a Custodian Agreement.
Delivery Instructions:
(if different than above)
c/o

Street:

City/State/Zip:

Attention:

Telephone No.:

[Signature Page to Securities Purchase Agreement]

PURCHASER: Zweig-DiMenna Investors, L.P.
By:	/s/ Kevin Cannon
	Name:	Kevin Cannon
	Title:	CEO of Managing General Partner

Aggregate Purchase Price (Subscription Amount): $267,000

Number of Preferred Shares to be Acquired: 267 shares

Tax ID No.: 13-3997890

Address for Notice:

900 Third Ave., 31st Floor
New York, N.Y. 10022

Telephone No.:	212.451.1100
Facsimile No.:	212.451.1408
E-mail Address:	ops@Zweig-DiMenna.com
Attention:	Jeannine Lanese

Wire instructions for return of escrowed funds:
Citibank / NYC
ABA: 021-000089
Morgan Stanley a/c #: 388-90774
F/F/C: Zweig-DiMenna Investors, LP
a/c #: 038-5601

☐ Purchaser is prohibited by the terms of its organizational or constituent documents to enter into an escrow agreement and has provided the Company with documented evidence of such prohibition. Purchaser meets the requirements of a Section 2.1(c)(iii) Purchaser.

☐ Purchaser has entered into a Custodian Agreement.
Delivery Instructions:
(if different than above)
c/o

Street:

City/State/Zip:

Attention:

Telephone No.:

[Signature Page to Securities Purchase Agreement]

PURCHASER: Zweig-DiMenna Market Neutral, LP
By:	/s/ Kevin Cannon
	Name:	Kevin Cannon
	Title:	CEO of Managing General Partner

Aggregate Purchase Price (Subscription Amount): $817,000

Number of Preferred Shares to be Acquired: 817 shares

Tax ID No.: 13-4197164

Address for Notice:
900 Third Ave., 31st Floor
New York, N.Y. 10022

Telephone No.:	212.451.1100
Facsimile No.:	212.451.1408
E-mail Address:	ops@Zweig-DiMenna.com
Attention:	Jeannine Lanese

Wire instructions for return of escrowed funds:
Citibank / NYC
ABA: 021-000089
Morgan Stanley A/C #: 388-90774
F/F/C: Zweig-DiMenna Market Neutral L.P.
a/c #: 038-56071

☐ Purchaser is prohibited by the terms of its organizational or constituent documents to enter into an escrow agreement and has provided the Company with documented evidence of such prohibition. Purchaser meets the requirements of a Section 2.1(c)(iii) Purchaser.

☐ Purchaser has entered into a Custodian Agreement.
Delivery Instructions:
(if different than above)
c/o

Street:

City/State/Zip:

Attention:

Telephone No.:

[Signature Page to Securities Purchase Agreement]

PURCHASER: Samlyn Onshore Fund, L.P.
By:	/s/ Aaron Foxbruner
	Name:	Aaron Foxbruner
	Title:	Authorized Signatory

Aggregate Purchase Price (Subscription Amount): $6,120,000 Number of Preferred Shares to be Acquired: 6,120 Tax ID No.: 20-8210651 Address for Notice: 500 Park Ave., 2nd Floor New York, NY 10022

Telephone No.:	212.848.0500
Facsimile No.:	212.848.0501
E-mail Address:	afoxbruner@samlyncapital.com
Attention:	Aaron Foxbruner

Wire instructions for return of escrowed funds:
Citibank, N.A. Subaccount #: 038C79392
ABA: 021000089 Sub acct: Samlyn Onshore Fund, LP
Acct: 38890774
Name: Morgan Stanly & Co.

☐ Purchaser is prohibited by the terms of its organizational or constituent documents to enter into an escrow agreement and has provided the Company with documented evidence of such prohibition. Purchaser meets the requirements of a Section 2.1(c)(iii) Purchaser.

☐ Purchaser has entered into a Custodian Agreement.
Delivery Instructions:
(if different than above)
c/o N/A
Street:

City/State/Zip:

Attention: Book Entry
Telephone No.:

[Signature Page to Securities Purchase Agreement]

PURCHASER: Samlyn Offshore Master Fund, Ltd.
By:	/s/ Aaron Foxbruner
	Name:	Aaron Foxbruner
	Title:	Authorized Signatory

Aggregate Purchase Price (Subscription Amount): $8,880,000

Number of Preferred Shares to be Acquired: 8,880

Tax ID No.: 98-0603351

Address for Notice:
c/o Samlyn Capital, LLC
500 Park Ave., 2nd Floor
New York, NY 10022

Telephone No.: 212.848.0500
Facsimile No.: 212.848.0501
E-mail Address: afoxbruner@samlyncapital.com
Attention: Aaron Foxbruner

Wire instructions for return of escrowed funds:
Citibank, N.A. Subaccount #: 038C79384
ABA: 021000089 Subacct name: Samlyn
Acct: 38890774 Offshore Master Fund, Ltd.
Name: Morgan Stanly & Co.

☐ Purchaser is prohibited by the terms of its organizational or constituent documents to enter into an escrow agreement and has provided the Company with documented evidence of such prohibition. Purchaser meets the requirements of a Section 2.1(c)(iii) Purchaser.

☐ Purchaser has entered into a Custodian Agreement.
Delivery Instructions:
(if different than above)
c/o N/A
Street:

City/State/Zip:

Attention: Book Entry

Telephone No.:

[Signature Page to Securities Purchase Agreement]

PURCHASER: Endeavour Financial Restoration Fund, L.P.
By:	/s/ Mitchell J. Kate
	Name:	Mitchell J. Kate
	Title:	General Partner

Aggregate Purchase Price (Subscription Amount): $8,500,000

Number of Preferred Shares to be Acquired: 8,500

Tax ID No.: 30-0597740

Address for Notice:
Endeavour Capital
289 Greenwich Ave., 2nd Floor
Greenwich, CT 06830

Telephone No.: 203.618.0101
Facsimile No.: 203.618.0106
E-mail Address: gh@endcap.com
Attention: Glenn Hofsess

Wire instructions for return of escrowed funds:

See Attached

☐ Purchaser is prohibited by the terms of its organizational or constituent documents to enter into an escrow agreement and has provided the Company with documented evidence of such prohibition. Purchaser meets the requirements of a Section 2.1(c)(iii) Purchaser.

☐ Purchaser has entered into a Custodian Agreement.
Delivery Instructions:
(if different than above)
c/o BNP Paribas Prime Brokerage
Street: 787 7th Avenue, 8th Floor
City/State/Zip: New York, NY 10019
Attention: John O’Neill
Telephone No.: 212.471.6827
[Signature Page to Securities Purchase Agreement]

BNP PARIBAS
Prime Brokerage
WIRE INSTRUCTIONS

•	Beneficiary Bank:	BNP Paribas, NA
787 7th Avenue, 7th Floor
New York, NY 10019

•	ABA Number:	026 007 689

•	Beneficiary:	BNP Paribas Prime Brokerage, Inc.
787 7th Avenue, 8th Floor
New York, NY 10019

•	Account Number:	61661700177

•	For Further Credit:	Endeavour Financial Restoration Fund LP

•	Account Number	118-03321

PURCHASER: Financial Stocks Capital Partners V L.P.

By: Finstocks Capital Management V, LLC, its: General Partner

By:	/s/ John M. Stein
	Name:	John M. Stein
	Title:	President

Aggregate Purchase Price (Subscription Amount): $11,000,000

Number of Preferred Shares to be Acquired: 11,000

Tax ID No.: 26-0270069

Address for Notice:
441 Vine Street, Suite 1300
Cincinnati, OH 45202

Telephone No.: 513.746.2200
Facsimile No.: 513.746.2201
E-mail Address: jstein@fsig.com; sstein@fsig.com
Attention: John M. Stein

Wire instructions for return of escrowed funds:

☐ Purchaser is prohibited by the terms of its organizational or constituent documents to enter into an escrow agreement and has provided the Company with documented evidence of such prohibition. Purchaser meets the requirements of a Section 2.1(c)(iii) Purchaser.

☐ Purchaser has entered into a Custodian Agreement.
Delivery Instructions:
(if different than above)
c/o Fifth Third Bank, Attn.: Ms. Arica Ratliff
Street: 5001 Kingsley Drive, Mail Drop 1MOB2J
City/State/Zip: Cincinnati, OH 45227
Attention: Acct. # 010034293486
Telephone No.: 513.358.5972
[Signature Page to Securities Purchase Agreement]

PURCHASER: PM Manager Fund, SPC, on behalf of and for the account of Segregated Portfolio 23

By: Elbrook Holdings LLC, its: Subadviser

By:	/s/ John M. Stein
	Name:	John M. Stein
	Title:	President

Aggregate Purchase Price (Subscription Amount): $4,000,000

Number of Preferred Shares to be Acquired: 4,000

Tax ID No.: _______________

Address for Notice:
c/o Elbrook Holdings, LLC
441 Vine Street, Suite 1300
Cincinnati, OH 45202

Telephone No.: 513.746.2200
Facsimile No.: 513.746.2201
E-mail Address: jstein@fsig.com
Attention: John M. Stein

Wire instructions for return of escrowed funds:

☐ Purchaser is prohibited by the terms of its organizational or constituent documents to enter into an escrow agreement and has provided the Company with documented evidence of such prohibition. Purchaser meets the requirements of a Section 2.1(c)(iii) Purchaser.

☐ Purchaser has entered into a Custodian Agreement.
Delivery Instructions:
(if different than above)
c/o Morgan Stanley / ISG Operations
Street: 901 South Bond Street, 6th Floor
City/State/Zip: Baltimore, MD 21231
Attention: Deborah Mullin
Telephone No.: 410.534.1480
[Signature Page to Securities Purchase Agreement]

PURCHASER: American Funds Insurance Series - Global Small Capitalization Fund
By:	/s/ Michael J. Downer
	Name:	Michael J. Downer
	Title:	Senior Vice President and Secretary

Aggregate Purchase Price (Subscription Amount): $4,470,000

Number of Preferred Shares to be Acquired: 4,470 shares

Tax ID No.: 95-4672504

Address for Notice:
c/o Capital Research and Management Company
333 South Hope Street, 55th Floor
Los Angeles, CA 90071

Telephone No.: 213.486.9200
Facsimile No.: 213.615.0431
E-mail Address: wrb@capgroup.com
Attention: Walt R. Burkley

Wire instructions for return of escrowed funds:
State Street Bank and Trust Company
P.O. Box 1713
Boston, MA 02105
Attn.: Robert Mendez

☐ Purchaser is prohibited by the terms of its organizational or constituent documents to enter into an escrow agreement and has provided the Company with documented evidence of such prohibition. Purchaser meets the requirements of a Section 2.1(c)(iii) Purchaser.

☑ Purchaser has entered into a Custodian Agreement.
Delivery Instructions:
(if different than above)
c/o

Street:

City/State/Zip:

Attention:

Telephone No.:

[Signature Page to Securities Purchase Agreement]

PURCHASER: SmallCap World Fund, Inc.
By:	/s/ Michael J. Downer
	Name:	Michael J. Downer
	Title:	Senior Vice President and Secretary

Aggregate Purchase Price (Subscription Amount): $25,530,000

Number of Preferred Shares to be Acquired: 25,530 shares

Tax ID No.: 95-4523845

Address for Notice:
c/o Capital Research and Management Company
333 South Hope Street, 55th Floor
Los Angeles, CA 90071

Telephone No.: 213.486.9200
Facsimile No.: 213.615.0431
E-mail Address: wrb@capgroup.com
Attention: Walt R. Burkley

Wire instructions for return of escrowed funds:
State Street Bank and Trust Company
P.O. Box 1713
Boston, MA 02105
Attn.: Robert Mendez

☐ Purchaser is prohibited by the terms of its organizational or constituent documents to enter into an escrow agreement and has provided the Company with documented evidence of such prohibition. Purchaser meets the requirements of a Section 2.1(c)(iii) Purchaser.

☑ Purchaser has entered into a Custodian Agreement.
Delivery Instructions:
(if different than above)
c/o

Street:

City/State/Zip:

Attention:

Telephone No.:

[Signature Page to Securities Purchase Agreement]

PURCHASER: JAM Partners, L.P.
By:	/s/ Sy Jacobs
	Name:	Sy Jacobs
	Title:	Managing Partner of General Partner

Aggregate Purchase Price (Subscription Amount): $8,000,000

Number of Preferred Shares to be Acquired: 8,000

Tax ID No.: 13-3810784

Address for Notice:
One Fifth Avenue
New York, NY 10003

Telephone No.:	212.271.5526
Facsimile No.:	212.271.5525
E-mail Address:	sy@JamPartners.com
Attention:	Sy Jacobs

Wire instructions for return of escrowed funds:

See attached

☐ Purchaser is prohibited by the terms of its organizational or constituent documents to enter into an escrow agreement and has provided the Company with documented evidence of such prohibition. Purchaser meets the requirements of a Section 2.1(c)(iii) Purchaser.

☑ Purchaser has entered into a Custodian Agreement.
Delivery Instructions:
(if different than above)
c/o N/A
Street:

City/State/Zip:

Attention:

Telephone No.:

[Signature Page to Securities Purchase Agreement]

Updated 6/2009
BNP Paribas Prime Brokerage Wire Instructions

Beneficiary Bank:	BNP Paribas, NA
787 Seventh Avenue, 7th Floor
New York, NY 10019

ABA Number:	026 007 689

Beneficiary:	BNP Paribas Prime Brokerage Inc.
787 7th Avenue, 8th Floor
New York, NY 10019

Account Number:	61661700177

For Further Credit:	JAM Partners, L.P.

Sub AIC Number:	118-11032-25

PURCHASER: JAM Special Opportunities Fund II, L.P.
By:	/s/ Sy Jacobs
	Name:	Sy Jacobs
	Title:	Managing Partner of General Partner

Aggregate Purchase Price (Subscription Amount): $3,150,000

Number of Preferred Shares to be Acquired: 3,150

Tax ID No.: 26-3154903

Address for Notice:
One Fifth Avenue
New York, NY 10003

Telephone No.:	212.271.5526
Facsimile No.:	212.271.5525
E-mail Address:	sy@JamPartners.com
Attention:	Sy Jacobs

Wire instructions for return of escrowed funds:

See attached

☐ Purchaser is prohibited by the terms of its organizational or constituent documents to enter into an escrow agreement and has provided the Company with documented evidence of such prohibition. Purchaser meets the requirements of a Section 2.1(c)(iii) Purchaser.

☑ Purchaser has entered into a Custodian Agreement.
Delivery Instructions:
(if different than above)
c/o                     N/A
Street:

City/State/Zip:

Attention:

Telephone No.:

[Signature Page to Securities Purchase Agreement]

Updated 6/2009
BNP Paribas Prime Brokerage Wire Instructions

Beneficiary Bank:	BNP Paribas, NA
787 Seventh Avenue, 7th Floor
New York, NY 10019
ABA Number:	026 007 689

Beneficiary:	BNP Paribas Prime Brokerage Inc.
787 7th Avenue, 8th Floor
New York, NY 10019

Account Number:	61661700177

For Further Credit:	JAM Special Opportunities Fund II, L.P.

Sub AIC Number:	118-03129-26

PURCHASER: JAM Recovery Fund, L.P.
By:	/s/ Sy Jacobs
	Name:	Sy Jacobs
	Title:	Managing Member of General Partner

Aggregate Purchase Price (Subscription Amount): $3,850,000

Number of Preferred Shares to be Acquired: 3,850

Tax ID No.: 27-1375266

Address for Notice:
One Fifth Avenue
New York, NY 10003

Telephone No.:	212.271.5526
Facsimile No.:	212.271.5525
E-mail Address:	sy@JamPartners.com
Attention:	Sy Jacobs

Wire instructions for return of escrowed funds:

See attached

☐ Purchaser is prohibited by the terms of its organizational or constituent documents to enter into an escrow agreement and has provided the Company with documented evidence of such prohibition. Purchaser meets the requirements of a Section 2.1(c)(iii) Purchaser.

☑ Purchaser has entered into a Custodian Agreement.
Delivery Instructions:
(if different than above)
c/o N/A
Street:

City/State/Zip:

Attention:

Telephone No.:

[Signature Page to Securities Purchase Agreement]

BNP PARIBAS
Prime Brokerage
WIRE INSTRUCTIONS
EFFECTIVE 06/22/2009

•	Beneficiary Bank:	BNP Paribas, NA
787 7th Avenue, 7th Floor
New York, NY 10019

•	ABA Number:	026 007 689

•	Beneficiary:	BNP Paribas Prime Brokerage, Inc.
787 7th Avenue, 8th Floor
New York, NY 10019

•	Account Number:	61661700177

•	For Further Credit:	Client Account Name JAM RECOVERY FUND, LP

	FFC/AC#:	Client Account # 118-03313-14

			Common Shares upon				Common Stock
Acct Id	LEGAL NM	Preferred Shares	conversion	Price	Registration Name	US Delivery Instructions	Currently held	Tax Id
						Goldman, Sachs & Co.
						200 West Street 3rd Floor
					Ithan Creek Master	New York, NY 10282
3P28	Ithan Creek Master Investment Partnership (Cayman) II L.P.				Investment Partnership	Attn: Jon Scalzo
		991	66,000	$991,000.00	(Cayman) II L.P.	Ph: 212-934-3941	45,300	98-0643603

						Morgan Stanley
						Custody/Trasnsfer
						901 South Bond Street
						Baltimore, MD 21231
						Attn: Alicia Alvez / Deborah Mullin
						Phone: 410-534-1582
1939	Bay Pond Partners, L.P.	16,640	1,108,225	$16,640,000.00	Bay Pond Partners, L.P.	FFC: 038-03056	700,134	04-3217743

						Morgan Stanley
						Custody/Trasnsfer
						901 South Bond Street
						Baltimore, MD 21231
						Attn: Alicia Alvez / Deborah Mullin
					Bay Pond Investors	Phone: 410-534-1582
3287	Bay Pond Investors (Bermuda) L.P.	7,903	526,340	$7,903,000.00	(Bermuda) L.P.	FFC: 038-03056	313,400	98-0218500

						Goldman, Sachs & Co.
						200 West Street 3rd Floor
						New York, NY 10282
					Ithan Creek Master	Attn: Jon Scalzo
38D3	Ithan Creek Master Investors (Cayman) L.P.	9,670	644,022	$9,670,000.00	Investors (Cayman) L.P.	Ph: 212-934-3941	440,400	98-0580385

						Goldman, Sachs & Co.
						200 West Street 3rd Floor
						New York, NY 10282
						Attn: Jon Scalzo
6153	Wolf Creek Partners, L.P.	1,116	74,325	$1,116,000.00	Wolf Creek Partners, L.P.	Ph: 212-934-3941	115,226	04-3539573

						Goldman, Sachs & Co.
						200 West Street 3rd Floor
						New York, NY 10282
					Wolf Creek Investors	Attn: Jon Scalzo
6331	Wolf Creek Investors (Bermuda) L.P.	2,680	178,488	$2,680,000.00	(Bermuda) L.P.	Ph: 212-934-3941	119,200	98-0346053

	Total	39,000	2,597,400	$39,000,000.00			1,733,660

EXHIBITS

A:	Form of Certificate of Designations

B:	Form of Registration Rights Agreement

C-1:	Accredited Investor Questionnaire

C-2:	Stock Certificate Questionnaire

D:	Form of Opinion of Company Puerto Rican Counsel

E:	Form of Opinion of Company U.S. Counsel

F:	Form of Secretary’s Certificate

G:	Form of Officer’s Certificate

H:	Subsidiaries of the Company

I:	Form of Escrow Agreement

EXHIBIT A
Form of Certificate of Designations
CERTIFICATE OF DESIGNATIONS
OF
MANDATORILY CONVERTIBLE NON-CUMULATIVE NON-VOTING PERPETUAL
PREFERRED STOCK, SERIES C
OF
ORIENTAL FINANCIAL GROUP INC.
Pursuant to Section 5.01 of the
General Corporation Law
of the Commonwealth of Puerto Rico
     Pursuant to Article 5.01 of the General Corporation Law of the Commonwealth of Puerto Rico, the undersigned, Carlos O. Souffront, as Secretary of the Board of Directors of Oriental Financial Group Inc., a financial holding company and corporation organized in the Commonwealth of Puerto Rico (the “Corporation”), HEREBY CERTIFIES that, pursuant to the authority conferred upon the Board of Directors (the “Board of Directors”) by the Corporation’s Certificate of Incorporation, as amended, and resolutions duly adopted by the Board of Directors on April 21, 2010, creating a committee thereof known as the “Preferred Stock Pricing Committee,” the Preferred Stock Pricing Committee on April 23, 2010, duly adopted the following resolutions creating a series of 200,000 shares of Preferred Stock designated as the “Mandatorily Convertible Non-Cumulative Non-Voting Perpetual Preferred Stock, Series C, ” and that such resolutions have not been modified or rescinded and remain in full force and effect:
     RESOLVED, that pursuant to the authority expressly granted to and vested in the Board of Directors of the Corporation and delegated to the Preferred Stock Pricing Committee in accordance with the provisions of the Corporation’s Certificate of Incorporation, as amended, a series of Series C Preferred Stock of the Corporation be and it hereby is created;
     FURTHER RESOLVED, that the Preferred Stock Pricing Committee designated by the Board of Directors has determined that the preferences and relative, participating, optional or other special rights of the shares of such series of Series C Preferred Stock, and the qualifications, limitations or restrictions thereof, as stated and expressed herein, are under the circumstances prevailing on the date hereof fair and equitable to all the existing stockholders of the Corporation; and
     FURTHER RESOLVED, that the designation and amount of such series and the voting powers, preferences and relative, participating, optional or other special rights of the shares of such series of Series C Preferred Stock, and the qualifications, limitations or restrictions thereof are as follows:

RIGHTS AND PREFERENCES
          Section 1. Designation. There is hereby created out of the authorized and unissued shares of preferred stock of the Corporation a series of preferred stock designated as the “Mandatorily Convertible Non-Cumulative Non-Voting Perpetual Preferred Stock, Series C” (the “Series C Preferred Stock”). The number of shares constituting such series initially shall be 200,000. The par value of the Series C Preferred Stock shall be $1.00 per share, and the liquidation preference shall be $1,000 per share.
          Section 2. Ranking. The Series C Preferred Stock will, with respect to dividend rights and rights on liquidation, winding up and dissolution, rank (i) on a parity with the Corporation’s 7.125% Non-Cumulative Monthly Income Preferred Stock, Series A, 7.0% Non-Cumulative Monthly Income Preferred Stock, Series B and with each other class or series of equity securities of the Corporation the terms of which do not expressly provide that such class or series will rank senior or junior to the Series C Preferred Stock as to dividend rights and rights on liquidation, winding-up and dissolution of the Corporation (collectively referred to as “Parity Securities”), and (ii) senior to the Corporation’s common stock, par value $1.00 per share (the “Common Stock”), and each other class or series of capital stock of the Corporation outstanding or established after the Effective Date by the Corporation the terms of which do not expressly provide that it ranks on a parity with or senior to the Series C Preferred Stock as to dividend rights and rights on liquidation, winding-up and dissolution of the Corporation (collectively referred to as “Junior Securities”). The Corporation has the power to authorize and/or issue additional shares or classes or series of Junior Securities or Parity Securities without the consent of the Holders.
          Section 3. Definitions. The following initially capitalized terms shall have the following meanings, whether used in the singular or the plural:
          (a) “Affiliate” of any specified Person means any other Person directly or indirectly controlling or controlled by or under common control with such specified Person. For the purposes of this definition, “control” when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms “controlling” and “controlled” have meanings correlative to the foregoing.
          (b) “Applicable Conversion Price” means the Conversion Price in effect at any given time.
          (c) “BHC Act” means the Bank Holding Company Act of 1956, as amended.
          (d) “Business Day” means any day that is not Saturday or Sunday and that, in New York City, is not a day on which banking institutions generally are authorized or obligated by law or executive order to be closed.
          (e) “Certificate of Designations” means this Certificate of Designations of the Corporation.
          (f) “Certificate of Incorporation” means the Certificate of Incorporation of the Corporation, as amended.

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          (g) “Closing Price” of the Common Stock (or other relevant capital stock or equity interest) on any date of determination means the closing sale price or, if no closing sale price is reported, the last reported sale price of the shares of the Common Stock (or other relevant capital stock or equity interest) on the New York Stock Exchange on such date. If the Common Stock (or other relevant capital stock or equity interest) is not traded on the New York Stock Exchange on any date of determination, the Closing Price of the Common Stock (or other relevant capital stock or equity interest) on such date of determination means the closing sale price as reported in the composite transactions for the principal U.S. national or regional securities exchange on which the Common Stock (or other relevant capital stock or equity interest) is so listed or quoted, or, if no closing sale price is reported, the last reported sale price on the principal U.S. national or regional securities exchange on which the Common Stock (or other relevant capital stock or equity interest) is so listed or quoted, or if the Common Stock (or other relevant capital stock or equity interest) is not so listed or quoted on a U.S. national or regional securities exchange, the last quoted bid price for the Common Stock (or other relevant capital stock or equity interest) in the over-the-counter market as reported by Pink OTC Markets Inc. or similar organization, or, if that bid price is not available, the market price of the Common Stock (or other relevant capital stock or equity interest) on that date as determined by a nationally recognized independent investment banking firm retained by the Corporation for this purpose.
          For purposes of this Certificate of Designations, all references herein to the “Closing Price” and “last reported sale price” of the Common Stock (or other relevant capital stock or equity interest) on the New York Stock Exchange shall be such closing sale price and last reported sale price as reflected on the website of the New York Stock Exchange (http://www.nyse.com) and as reported by Bloomberg Professional Service; provided that in the event that there is a discrepancy between the closing sale price or last reported sale price as reflected on the website of the New York Stock Exchange and as reported by Bloomberg Professional Service, the closing sale price and last reported sale price on the website of the New York Stock Exchange shall govern.
          (h) “Common Stock” has the meaning set forth in Section 2.
          (i) “Corporation” means Oriental Financial Group Inc., a financial holding company and corporation organized in the Commonwealth of Puerto Rico.
          (j) “Conversion Price” means for each share of Series C Preferred Stock, $15.015 provided that the foregoing shall be subject to adjustment or limitation as set forth herein.
          (k) “Current Market Price” means, on any date, the average of the daily Closing Price per share of the Common Stock or other securities on each of the five consecutive Trading Days preceding the earlier of the day before the date in question and the day before the Ex-Date with respect to the issuance or distribution giving rise to an adjustment to the Conversion Price pursuant to Section 10.
          (l) “Effective Date” means the date on which shares of the Series C Preferred Stock are first issued.
          (m) “Exchange Property” has the meaning set forth in Section 11(a).

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          (n) “Ex-Date”, when used with respect to any issuance or distribution, means the first date on which the Common Stock or other securities trade without the right to receive the issuance or distribution giving rise to an adjustment to the Conversion Price pursuant to Section 10.
          (o) “Holder” means the Person in whose name the shares of the Series C Preferred Stock are registered, which may be treated by the Corporation as the absolute owner of the shares of Series C Preferred Stock for the purpose of making payment and settling the related conversions and for all other purposes.
          (p) “Junior Securities” has the meaning set forth in Section 2.
          (q) “Liquidation Preference” means, as to the Series C Preferred Stock, $1,000 per share (as adjusted for any split, subdivision, combination, consolidation, recapitalization or similar event with respect to the Series C Preferred Stock).
          (r) “Mandatory Conversion Date” means, with respect to the shares of Series C Preferred Stock of any Holder, the fifth Business Day after which the Corporation has received the Stockholder Approvals (or if a Reorganization Event has theretofore been consummated, the date of consummation of such Reorganization Event), provided, however, that if a Mandatory Conversion Date would otherwise occur on or after an Ex-Date for an issuance or distribution that results in an adjustment of the Conversion Price pursuant to Section 10 and on or before the Record Date for such issuance or distribution, such Mandatory Conversion Date shall instead occur on the first calendar day after the Record Date for such issuance or distribution.
          (s) “Notice of Mandatory Conversion” has the meaning set forth in Section 9(a).
          (t) “Parity Securities” has the meaning set forth in Section 2.
          (u) “Person” means a legal person, including any individual, corporation, estate, partnership, joint venture, association, joint-stock company, limited liability company or trust.
          (v) “Record Date” has the meaning set forth in Section 4(d).
          (w) “Reorganization Event” has the meaning set forth in Section 11(a).
          (x) “Section 4(c) Dividend Payment Date” has the meaning set forth in Section 4(c).
          (y) “Section 4(c) Dividend Period” has the meaning set forth in Section 4(c).
          (z) “Special Dividend” has the meaning set forth in Section 4(c).
          (aa) “Special Dividend Rate” means, with respect to any Section 4(c) Dividend Period, 14% per annum.
          (bb) “Securities Purchase Agreement” means the Securities Purchase Agreement, effective as provided in Section 6.16 therein, as may be amended from time to time, between the Corporation and a Holder.
          (cc) “Series C Preferred Stock” has the meaning set forth in Section 1.

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          (dd) “Stockholder Approvals” means the stockholder approvals necessary to (i) approve the conversion of the Series C Preferred Stock into Common Stock for purposes of Rule 312.03 of the NYSE Listed Company Manual, and (ii) if necessary, amend the Certificate of Incorporation to increase the number of authorized shares of Common Stock to at least such number as shall be sufficient to permit the full conversion of the Series C Preferred Stock into Common Stock.
          (ee) “Trading Day” means a day on which the shares of Common Stock:
     (i) are not suspended from trading on any national or regional securities exchange or association or over-the-counter market at the close of business; and
     (ii) have traded at least once on the national or regional securities exchange or association or over-the-counter market that is the primary market for the trading of the Common Stock.
          (ff) “Violation” means a violation of the stockholder approval requirements of Rule 312.03 of the NYSE Listed Company Manual.
          (gg) “Voting Stock” has the meaning set forth in BHC Act and any rules or regulations promulgated thereunder.
          Section 4. Dividends. (a) From and after the Effective Date, the Holders shall be entitled to receive, when, as and if declared by the Board of Directors or a duly authorized committee of the Board of Directors, out of funds legally available therefor, non-cumulative dividends of the type and in the amounts determined as set forth in Section 4(b) and Section 4(c), and no more.
          (b) Subject to Section 4(a), if the Board of Directors or a duly authorized committee of the Board of Directors declares and pays a cash dividend in respect of Common Stock, then the Board of Directors or such duly authorized committee of the Board of Directors shall declare and pay to the Holders of the Series C Preferred Stock, on the same dates on which such cash dividend is declared or paid, as applicable, on the Common Stock, a cash dividend in an amount per share of Series C Preferred Stock equal to the product of (i) the per share dividend declared and paid in respect of each share of Common Stock and (ii) the number of shares of Common Stock into which such share of Series C Preferred Stock is then convertible, assuming receipt of the Stockholder Approvals.
          (c) In the event Stockholder Approvals have not been obtained and the Series C Preferred Stock has not been converted into Common Stock in full by September 15, 2010, in addition to dividends payable under Section 4(b), dividends shall be payable semi-annually in arrears, when, as and if declared by the Board of Directors or a duly authorized committee of the Board of Directors, on April 15 and September 15 of each year, or, if any such day is not a Business Day, the next Business Day, commencing April 15, 2011 (each, a “Section 4(c) Dividend Payment Date”) for each outstanding share of Series C Preferred Stock, payable in cash at an annual rate on the Liquidation Preference equal to the Special Dividend Rate (such dividend, the “Special Dividend”). Dividends payable pursuant to this Section 4(c), including for the first Section 4(c) Dividend Period and any Section 4(c) Dividend Period that is shorter than a semi-annually Section 4(c) Dividend Period, will be computed on the basis of a 360-day year of twelve 30-day months. No interest or sum of money in lieu of interest will be paid on any

5

dividend payment on a share of Series C Preferred Stock paid later than the scheduled Section 4(c) Dividend Payment Date. The period from September 15, 2010 to but excluding April 15, 2011 and each period from and including a Section 4(c) Dividend Payment Date to but excluding the following Section 4(c) Dividend Payment Date is herein referred to as a “Section 4(c) Dividend Period.” To the extent declared and payable, such dividends will accumulate during each dividend period from and including the immediately preceding dividend payment date (in the case of the initial dividend period, if applicable, September 15, 2010) to but excluding the immediately succeeding dividend payment date.
          (d) Each dividend will be payable to Holders of record as they appear in the records of the Corporation at the close of business on the same record date, which (i) with respect to dividends payable pursuant to Section 4(b), shall be the same day as the record date for the payment of the corresponding dividends to the holders of shares of Common Stock and (ii) with respect to dividends payable pursuant to Section 4(c), shall be on the first Business Day of the month in which the relevant Section 4(c) Dividend Payment Date occurs (each, a “Record Date”).
          (e) Special Dividends are non-cumulative. If the Board of Directors does not declare a Special Dividend on the Series C Preferred Stock in respect of any Section 4(c) Dividend Period, the Holders will have no right to receive any Special Dividend for such Section 4(c) Dividend Period, and the Corporation will have no obligation to pay a Special Dividend for such Section 4(c) Dividend Period, whether or not Special Dividends are declared and paid for any future Section 4(c) Dividend Period.
          (f) If full dividends payable pursuant to Section 4(b) or Section 4(c) on all outstanding shares of the Series C Preferred Stock for the current dividend period have not been declared and paid, or declared and a sum sufficient for the payment of those dividends been set aside, the Corporation may not: (i) declare and pay or set aside for payment or declare and make or set aside for payment any distribution of assets on any Junior Securities (other than a dividend payable solely in Junior Securities); (ii) repurchase, redeem, or otherwise acquire for consideration, directly or indirectly, any Junior Securities (other than as a result of a reclassification of Junior Securities for or into other Junior Securities, or the exchange or conversion of one Junior Security for or into another Junior Security, and other than through the use of the proceeds of a substantially contemporaneous sale of other Junior Securities), nor shall any monies be paid to or made available for a sinking fund for the redemption of any Junior Securities by the Corporation; or (iii) repurchase, redeem, or otherwise acquire for consideration any Parity Securities otherwise than pursuant to pro rata offers to purchase all, or a pro rata portion, of the Series C Preferred Stock and such Parity Securities except by conversion into or exchange for Junior Securities. The foregoing limitations do not apply to purchases or acquisitions of Junior Securities pursuant to any employee or director incentive or benefit plan or arrangement (including any of the Corporation’s employment, severance, or consulting agreements) of the Corporation or of any of its subsidiaries adopted before or after the Effective Date.
          (g) If full dividends payable pursuant to Section 4(b) or Section 4(c) on all outstanding shares of the Series C Preferred Stock have not been declared and paid, or declared and a sum sufficient for the payment of those dividends been set aside, the Corporation may not declare, pay, or set aside for payment dividends on any Parity Securities for any period;

6

provided, however, that to the extent that the Corporation declares dividends on the Series C Preferred Stock and on any Parity Securities but does not make full payment of such declared dividends, the Corporation will allocate the dividend payments on a pro rata basis among the Holders and the holders of any Parity Securities. For purposes of calculating the pro rata allocation of partial dividend payments, the Corporation will allocate dividend payments based on the ratio between the then-current dividend payments due on the shares of Series C Preferred Stock and the aggregate of the current and accrued dividends due on any Parity Securities, which shall not include any accumulation for any prior dividend periods if such Parity Securities does not have a cumulative dividend.
          (h) If the Mandatory Conversion Date with respect to any share of Series C Preferred Stock is prior to any Record Date, the Holder of such share of Series C Preferred Stock will not have the right to receive any dividends on the Series C Preferred Stock with respect to such Record Date. If the Mandatory Conversion Date with respect to any share of Series C Preferred Stock is after the Record Date for any declared dividend and prior to the payment date for that dividend, the Holder thereof shall receive that dividend on the relevant payment date if such Holder was the Holder of record on the Record Date for that dividend.
          Section 5. Liquidation. (a) In the event the Corporation voluntarily or involuntarily liquidates, dissolves or winds up, the Holders at the time shall be entitled to receive liquidating distributions in an amount equal to the greater of (i) the Liquidation Preference per share of Series C Preferred Stock, plus an amount equal to any accrued but unpaid dividends, whether or not declared, thereon to and including the date of such liquidation and (ii) 110% of the payment or distribution to which such Holders would be entitled if the Series C Preferred Stock were converted into Common Stock immediately before such liquidation, dissolution or winding-up, out of assets legally available for distribution to the Corporation’s stockholders, before any distribution of assets is made to the holders of the Common Stock or any other Junior Securities. After payment of the full amount of such liquidation distribution, the Holders shall not be entitled to any further participation in any distribution of assets by the Corporation.
          (b) In the event the assets of the Corporation available for distribution to stockholders upon any liquidation, dissolution or winding-up of the affairs of the Corporation, whether voluntary or involuntary, shall be insufficient to pay in full the amounts payable with respect to all outstanding shares of the Series C Preferred Stock and the corresponding amounts payable on any Parity Securities, Holders and the holders of such Parity Securities shall share ratably in any distribution of assets of the Corporation in proportion to the full respective liquidating distributions to which they would otherwise be respectively entitled.
          (c) The Corporation’s consolidation or merger with or into any other entity, the consolidation or merger of any other entity with or into the Corporation, or the sale of all or substantially all of the Corporation’s property or business will not constitute its liquidation, dissolution or winding up.
          Section 6. Maturity. The Series C Preferred Stock shall be perpetual unless converted or redeemed in accordance with this Certificate of Designations.

7

          Section 7. Redemptions by the Corporation.
          (a) Optional Redemption. Except as provided in Section 7(f) below, the Series C Preferred Stock may not be redeemed by the Corporation prior to June 30, 2015. After June 30, 2015, the Corporation, at its option, may redeem in whole or in part at any time the shares of Series C Preferred Stock at the time outstanding, upon notice given as provided in Section 7(c) below, at a redemption price per share payable in cash equal to the greater of (i) 125.0% of the sum of (A) the Liquidation Preference, plus (B) all declared and unpaid dividends up to, but excluding, the date fixed for redemption and (ii) 110% of (A) the number of shares of Common Stock into which a share of Series C Preferred Stock would be convertible on the Trading Day immediately prior to the date fixed for redemption (assuming receipt of Stockholder Approvals) multiplied by (B) the Closing Price of Common Stock on such Trading Day; provided that in no event shall such redemption price exceed the amount determined in accordance with clause (i) above when replacing 125.0% with 150.0%. The redemption price for any shares of Series C Preferred Stock shall be payable on the redemption date to the Holder of such shares against surrender of the certificate(s) evidencing such shares to the Corporation or its agent. Any declared but unpaid dividends payable on a redemption date that occurs subsequent to a Record Date shall not be paid to the Holder entitled to receive the redemption price on the redemption date, but rather shall be paid to the holder of record of the redeemed shares on such Record Date.
          (b) No Sinking Fund. The Series C Preferred Stock will not be subject to any mandatory redemption, sinking fund or other similar provisions. Holders of Series C Preferred Stock will have no right to require redemption of any shares of Series C Preferred Stock.
          (c) Notice of Redemption. Notice of every redemption of shares of Series C Preferred Stock shall be given by first class mail, postage prepaid, addressed to the Holders of the shares to be redeemed at their respective last addresses appearing on the books of the Corporation. Such mailing shall be at least 30 days and not more than 60 days before the date fixed for redemption; provided, that failure to give such notice by mail, or any defect in such notice or in the mailing thereof, to any Holder of shares of Series C Preferred Stock designated for redemption shall not affect the validity of the proceedings for the redemption of any other shares of Series C Preferred Stock to be so redeemed except as to the Holder to whom the Corporation has failed to give such notice or except as to the Holder to whom notice was defective. Notwithstanding the foregoing, if the Series C Preferred Stock or any depositary shares representing interests in the Series C Preferred Stock are issued in book-entry form through The Depository Trust Company or any other similar facility, notice of redemption may be given to the Holders of Series C Preferred Stock at such time and in any manner permitted by such facility. Each such notice given to a Holder shall state: (1) the redemption date; (2) the number of shares of Series C Preferred Stock to be redeemed and, if less than all the shares held by such Holder are to be redeemed, the number of such shares to be redeemed from such Holder; (3) the redemption price (or manner of determination of the redemption price); and (4) the place or places where certificates for such shares are to be surrendered for payment of the redemption price.
          (d) Partial Redemption. In case of any redemption of only part of the shares of Series C Preferred Stock at the time outstanding, the shares to be redeemed shall be selected on a pro rata basis or such other method as the depositary shall require that approximates a pro rata basis. If fewer than all the shares represented by any certificate are redeemed, a new certificate shall be issued representing the unredeemed shares without charge to the Holder thereof.

8

          (e) Effectiveness of Redemption. If notice of redemption has been duly given as provided in Section 7(c) and if on or before the redemption date specified in the notice all funds necessary for the redemption have been set aside by the Corporation, separate and apart from its other funds, in trust for the pro rata benefit of the Holders of the shares called for redemption, so as to be and continue to be available therefor, then, notwithstanding that any certificate for any share so called for redemption has not been surrendered for cancellation, on and after the redemption date unless the Corporation defaults in the payment of the redemption price, in which case such rights shall continue until the redemption price is paid, dividends shall cease to accrue on all shares so called for redemption, all shares so called for redemption shall no longer be deemed outstanding and all rights with respect to such shares shall forthwith on such redemption date cease and terminate, except only the right of the Holders thereof to receive the amount payable on such redemption, without interest. Any funds unclaimed at the end of two years from the redemption date shall, to the extent permitted by law, be released to the Corporation, after which time the Holders of the shares so called for redemption shall look only to the Corporation for payment of the redemption price of such shares. Shares of outstanding Series C Preferred Stock that are redeemed, purchased or otherwise acquired by the Corporation, or converted into another series of the Corporation’s preferred stock, shall be cancelled and shall revert to authorized but unissued shares of the Corporation’s preferred stock undesignated as to series.
          (f) Redemption Upon the Failure to Acquire Failed Bank. If the Company fails to consummate the transactions contemplated under that certain Purchase and Assumption Agreement, dated as of April 30, 2010 (the “P&A Agreement”), by and among the Company and the Federal Deposit Insurance Corporation by June 30, 2010 or, if the P&A Agreement shall be terminated for any reason whatsoever, the Company may redeem all outstanding shares of Series C Preferred Stock at a redemption price per share payable in cash equal to the Liquidation Preference.
          Section 8. Mandatory Conversion. Effective as of the close of business on the Mandatory Conversion Date with respect to the shares of Series C Preferred Stock of a Holder, all such Holder’s shares of Series C Preferred Stock shall automatically convert into shares of Common Stock as set forth below. The number of shares of Common Stock into which a share of Series C Preferred Stock shall be convertible shall be determined by dividing (i) the Liquidation Preference, plus all accrued and unpaid dividends, whether or not declared, with respect to any Section 4(c) Dividend Period completed prior to the Mandatory Conversion Date (but not with respect to the Section 4(c) Dividend Period in which the Mandatory Conversion Date occurs), by (ii) the Applicable Conversion Price (subject to the conversion procedures of Section 9 hereof); provided that, notwithstanding anything to the contrary contained in this Certificate of Designations, the number of Common Shares to be issued to any Holder pursuant to this Certificate of Designations shall be issued to the extent (but only to the extent) that issuance of such Common Shares would not (i) cause or result in such Holder and its Affiliates, collectively, being deemed to own, control or have the power to vote securities which (assuming, for this purpose only, full conversion and/or exercise of such securities) would represent 10.0% or more of the Voting Stock of the Corporation outstanding at such time, (ii) otherwise cause such Holder or any of its Affiliates to violate any banking law or regulation or (iii) require such Holder or any of its Affiliates to obtain the prior approval or non-objection of any bank regulator (collectively, the “Ownership Limit”); provided, further, however, that any Common Shares that would otherwise be issued to the Holder upon conversion of shares of Series C Preferred Stock held by

9

such Holder, but cannot be issued to such Holder at the time of conversion as a result of the Ownership Limit, shall thereafter be issued to such Holder on the first date on which such issuance would not cause or result in a violation of the Ownership Limit. Upon conversion, Holders shall receive cash in lieu of fractional shares in accordance with Section 13 hereof.
          Section 9. Conversion Procedures.
          (a) Upon receipt by the Corporation of Stockholder Approvals, within two (2) Business Days thereafter, the Corporation shall provide notice of mandatory conversion to each Holder (such notice a “Notice of Mandatory Conversion”). In addition to any information required by applicable law or regulation, the Notice of Mandatory Conversion with respect to such Holder shall state, as appropriate:
     (i) the Mandatory Conversion Date;
     (ii) the number of shares of Common Stock to be issued upon conversion of each share of Series C Preferred Stock held of record by such Holder and subject to such mandatory conversion; and
     (iii) if certificates are to be issued, the place or places where certificates for shares of Series C Preferred Stock held of record by such Holder are to be surrendered for issuance of certificates representing shares of Common Stock.
          (b) Effective immediately prior to the close of business on the Mandatory Conversion Date with respect to any shares of Series C Preferred Stock dividends shall no longer be declared on any such shares of Series C Preferred Stock and such shares of Series C Preferred Stock shall cease to be outstanding, in each case, subject to the right of the Holder to receive (i) shares of Common Stock issuable upon such mandatory conversion, (ii) any declared and unpaid dividends on such share to the extent provided in Section 4(h) and (iii) any other payments to which such Holder is otherwise entitled pursuant to Section 8, Section 11 or Section 13 hereof, as applicable.
          (c) No allowance or adjustment, except pursuant to Section 10, shall be made in respect of dividends payable to holders of the Common Stock of record as of any date prior to the close of business on the Mandatory Conversion Date with respect to any share of Series C Preferred Stock. Prior to the close of business on the Mandatory Conversion Date with respect to any share of Series C Preferred Stock, shares of Common Stock issuable upon conversion thereof, or other securities issuable upon conversion of, such share of Series C Preferred Stock shall not be deemed outstanding for any purpose, and the Holder thereof shall have no rights with respect to the Common Stock or other securities issuable upon conversion (including voting rights, rights to respond to tender offers for the Common Stock or other securities issuable upon conversion and rights to receive any dividends or other distributions on the Common Stock or other securities issuable upon conversion) by virtue of holding such share of Series C Preferred Stock.
          (d) Shares of Series C Preferred Stock duly converted in accordance with this Certificate of Designations, or otherwise reacquired by the Corporation, will resume the status of authorized and unissued shares of the Corporation’s preferred stock, undesignated as to series and available for future issuance. The Corporation may from time-to-time take such appropriate action as may be necessary to reduce the authorized number of shares of Series C Preferred

10

Stock; provided, that the Corporation shall not take any such action if such action would reduce the authorized number of shares of Series C Preferred Stock below the number of shares of Series C Preferred Stock then outstanding.
          (e) The Person or Persons entitled to receive the Common Stock and/or cash, securities or other property issuable upon conversion of Series C Preferred Stock shall be treated for all purposes as the record holder(s) of such shares of Common Stock and/or securities as of the close of business on the Mandatory Conversion Date with respect thereto. In the event that a Holder shall not by written notice designate the name in which shares of Common Stock and/or cash, securities or other property (including payments of cash in lieu of fractional shares) to be issued or paid upon conversion of shares of Series C Preferred Stock should be registered or paid or the manner in which such shares should be delivered, the Corporation shall be entitled to register and deliver such shares, and make such payment, in the name of the Holder and in the manner shown on the records of the Corporation.
          (f) On the Mandatory Conversion Date with respect to any share of Series C Preferred Stock, certificates representing shares of Common Stock shall be issued and delivered to the Holder thereof or such Holder’s designee (or, at the Corporation’s option such shares shall be registered in book-entry form) upon presentation and surrender of the certificate evidencing the Series C Preferred Stock to the Corporation and, if required, the furnishing of appropriate endorsements and transfer documents and the payment of all transfer and similar taxes.
          Section 10. Anti-Dilution Adjustments.
          (a) The Conversion Price shall be subject to the following adjustments:
     (i) Stock Dividends and Distributions. If the Corporation pays dividends or other distributions on the Common Stock in shares of Common Stock, then the Conversion Price in effect immediately prior to the Ex-Date for such dividend or distribution will be multiplied by the following fraction:

OS0

OS1
Where,

OS0 =	the number of shares of Common Stock outstanding immediately prior to Ex-Date for such dividend or distribution.

OS1 =	the sum of the number of shares of Common Stock outstanding immediately prior to the Ex-Date for such dividend or distribution plus the total number of shares of Common Stock constituting such dividend or distribution.
For the purposes of this clause (i), the number of shares of Common Stock at the time outstanding shall not include shares acquired by the Corporation. If any dividend or distribution described in this clause (i) is declared but not so paid or made, the Conversion Price shall be readjusted, effective as of the date the Board of Directors publicly announces

11

its decision not to make such dividend or distribution, to such Conversion Price that would be in effect if such dividend or distribution had not been declared.
     (ii) Subdivisions, Splits and Combination of the Common Stock. If the Corporation subdivides, splits or combines the shares of Common Stock, then the Conversion Price in effect immediately prior to the effective date of such share subdivision, split or combination will be multiplied by the following fraction:

OS0

OS1
Where,

OS0 =	the number of shares of Common Stock outstanding immediately prior to the effective date of such share subdivision, split or combination.

OS1 =	the number of shares of Common Stock outstanding immediately after the opening of business on the effective date of such share subdivision, split or combination.
For the purposes of this clause (ii), the number of shares of Common Stock at the time outstanding shall not include shares acquired by the Corporation. If any subdivision, split or combination described in this clause (ii) is announced but the outstanding shares of Common Stock are not subdivided, split or combined, the Conversion Price shall be readjusted, effective as of the date the Board of Directors publicly announces its decision not to subdivide, split or combine the outstanding shares of Common Stock, to such Conversion Price that would be in effect if such subdivision, split or combination had not been announced.
     (iii) Issuance of Stock Purchase Rights. If the Corporation issues to all holders of the shares of Common Stock rights or warrants (other than rights or warrants issued pursuant to a stockholders’ rights plan, a dividend reinvestment plan or share purchase plan or other similar plans) entitling them, for a period of up to 45 days from the date of issuance of such rights or warrants, to subscribe for or purchase the shares of Common Stock at less than the Current Market Price on the date fixed for the determination of stockholders entitled to receive such rights or warrants, then the Conversion Price in effect immediately prior to the Ex-Date for such distribution will be multiplied by the following fraction:

OS0 + Y

OS0 + X
Where,

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OS0	=	the number of shares of Common Stock outstanding immediately prior to the Ex-Date for such distribution.

X	=	the total number of shares of Common Stock issuable pursuant to such rights or warrants.

Y	=	the number of shares of Common Stock equal to the aggregate price payable to exercise such rights or warrants divided by the Current Market Price on the date fixed for the determination of stockholders entitled to receive such rights or warrants.
For the purposes of this clause (iii), the number of shares of Common Stock at the time outstanding shall not include shares acquired by the Corporation. The Corporation shall not issue any such rights or warrants in respect of shares of the Common Stock acquired by the Corporation. In the event that such rights or warrants described in this clause (iii) are not so issued, the Conversion Price shall be readjusted, effective as of the date the Board of Directors publicly announces its decision not to issue such rights or warrants, to the Conversion Price that would then be in effect if such issuance had not been declared. To the extent that such rights or warrants are not exercised prior to their expiration or shares of Common Stock are otherwise not delivered pursuant to such rights or warrants upon the exercise of such rights or warrants, the Conversion Price shall be readjusted to such Conversion Price (but giving effect to any other adjustments that may have been made with respect to the Conversion Price pursuant to the terms of this Certificate of Designations) that would then be in effect had the adjustment made upon the issuance of such rights or warrants been made on the basis of the delivery of only the number of shares of Common Stock actually delivered. In determining the aggregate offering price payable for such shares of Common Stock, there shall be taken into account any consideration received for such rights or warrants and the value of such consideration (if other than cash, to be determined in a reasonable manner by the Board of Directors).
     (iv) Debt or Asset Distributions. If the Corporation distributes to all holders of shares of Common Stock evidences of indebtedness, shares of capital stock, securities, cash or other assets (excluding any dividend or distribution referred to in clause (i) above, any rights or warrants referred to in clause (iii) above, any dividend or distribution paid exclusively in cash, any consideration payable in connection with a tender or exchange offer made by the Corporation or any of its applicable subsidiaries, and any dividend of shares of capital stock of any class or series, or similar equity interests, of or relating to a subsidiary or other business unit in the case of certain spin-off transactions as described below), then the Conversion Price in effect immediately prior to the Ex-Date for such distribution will be multiplied by the following fraction:

SP0 — FMV

SP0

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Where,
SP0	=	the Current Market Price per share of Common Stock on such date.

FMV	=	the fair market value of the portion of the distribution applicable to one share of Common Stock on such date as determined in good faith by the Board of Directors.
In a “spin-off”, where the Corporation makes a distribution to all holders of shares of Common Stock consisting of capital stock of any class or series, or similar equity interests of, or relating to, a subsidiary or other business unit, the Conversion Price will be adjusted on the fifteenth Trading Day after the effective date of the distribution by multiplying such Conversion Price in effect immediately prior to such fifteenth Trading Day by the following fraction:

MP0

MP0 + MPs
Where,
MP0	=	the average of the Closing Prices of the Common Stock over the first ten Trading Days commencing on and including the fifth Trading Day following the effective date of such distribution.

MPs	=	the average of the Closing Prices of the capital stock or equity interests representing the portion of the distribution applicable to one share of Common Stock over the first ten Trading Days commencing on and including the fifth Trading Day following the effective date of such distribution, or, if not traded on a national or regional securities exchange or over-the-counter market, the fair market value of the capital stock or equity interests representing the portion of the distribution applicable to one share of Common Stock on such date as determined in good faith by the Board of Directors.
In the event that such distribution described in this clause (iv) is not so paid or made, the Conversion Price shall be readjusted, effective as of the date the Board of Directors publicly announces its decision not to pay or make such dividend or distribution, to the Conversion Price that would then be in effect if such dividend or distribution had not been declared.
     (v) Cash Distributions. If the Corporation makes a distribution consisting exclusively of cash to all holders of the Common Stock, excluding, (a) any cash dividend on the Common Stock to the extent a corresponding cash dividend is paid on the Series C Preferred Stock pursuant to Section 4 (b), (b) any cash that is distributed in a

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Reorganization Event or as part of a “spin-off” referred to in clause (iv) above, (c) any dividend or distribution in connection with the Corporation’s liquidation, dissolution or winding up, and (d) any consideration payable in connection with a tender or exchange offer made by the Corporation or any of its subsidiaries, then in each event, the Conversion Price in effect immediately prior to the Ex-Date for such distribution will be multiplied by the following fraction:

SP0 – DIV

SP0
Where,
SP0	=	the Closing Price per share of Common Stock on the Trading Day immediately preceding the Ex-Date.

DIV	=	the amount per share of Common Stock of the cash distribution, as determined pursuant to the introduction to this clause (v).
In the event that any distribution described in this clause (v) is not so made, the Conversion Price shall be readjusted, effective as of the date the Board of Directors publicly announces its decision not to pay such distribution, to the Conversion Price which would then be in effect if such distribution had not been declared.
     (vi) Self Tender Offers and Exchange Offers. If the Corporation or any of its subsidiaries successfully completes a tender or exchange offer for the Common Stock where the cash and the value of any other consideration included in the payment per share of the Common Stock exceeds the Closing Price per share of the Common Stock on the Trading Day immediately succeeding the expiration of the tender or exchange offer, then the Conversion Price in effect at the close of business on such immediately succeeding Trading Day will be multiplied by the following fraction:

OS0 × SP0

AC + (SP0 × OS1)
Where,
SP0	=	the Closing Price per share of Common Stock on the Trading Day immediately succeeding the expiration of the tender or exchange offer.

OS0	=	the number of shares of Common Stock outstanding immediately prior to the expiration of the tender or exchange offer, including any shares validly tendered and not withdrawn.

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OS1	=	the number of shares of Common Stock outstanding immediately after the expiration of the tender or exchange offer, giving effect to consummation of the acquisition of all shares validly tendered or exchanged (and not withdrawn) in connection with such tender or exchange.

AC	=	the aggregate cash and fair market value of the other consideration payable in the tender or exchange offer, as determined in good faith by the Board of Directors.
In the event that the Corporation, or one of its subsidiaries, is obligated to purchase shares of Common Stock pursuant to any such tender offer or exchange offer, but the Corporation, or such subsidiary, is permanently prevented by applicable law from effecting any such purchases, or all such purchases are rescinded, then the Conversion Price shall be readjusted to be such Conversion Price that would then be in effect if such tender offer or exchange offer had not been made.
     (vi) Rights Plans. To the extent that the Corporation has a rights plan in effect with respect to the Common Stock on the Mandatory Conversion Date, upon conversion of any             shares of the Series C Preferred Stock, Holders will receive, in addition to the shares of Common Stock, the rights under the rights plan, unless, prior to the Mandatory Conversion Date, the rights have separated from the shares of Common Stock, in which case the Conversion Price will be adjusted at the time of separation as if the Corporation had made a distribution to all holders of the Common Stock as described in clause (iv) above, subject to readjustment in the event of the expiration, termination or redemption of such rights.
          (b) Subject to the limitations set forth in the provisos to the first paragraph of Section 10(a), the Corporation may make such decreases in the Conversion Price, in addition to any other decreases required by this Section 10, if the Board of Directors deems it advisable to avoid or diminish any income tax to holders of the Common Stock resulting from any dividend or distribution of shares of Common Stock (or issuance of rights or warrants to acquire shares of Common Stock) or from any event treated as such for income tax purposes or for any other reason.
          (c) (i) All adjustments to the Conversion Price shall be calculated to the nearest 1/10 of a cent. No adjustment in the Conversion Price shall be required if such adjustment would be less than $0.01; provided, that any adjustments which by reason of this subparagraph are not required to be made shall be carried forward and taken into account in any subsequent adjustment; provided further that on the Mandatory Conversion Date adjustments to the Conversion Price will be made with respect to any such adjustment carried forward and which has not been taken into account before such date.
     (ii) No adjustment to the Conversion Price shall be made if Holders may participate in the transaction that would otherwise give rise to an adjustment, as a result of holding the Series C Preferred Stock (including without limitation pursuant to Section 4 hereof), without having to convert the Series C Preferred Stock, as if they held the full number of shares of Common Stock into which a share of the Series C Preferred Stock may then be converted.
     (iii) The Applicable Conversion Price shall not be adjusted:

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     (A) upon the issuance of any shares of Common Stock pursuant to any present or future plan providing for the reinvestment of dividends or interest payable on the Corporation’s securities and the investment of additional optional amounts in shares of Common Stock under any such plan;
     (B) upon the issuance of any shares of Common Stock or rights or warrants to purchase those shares pursuant to any present or future employee, director or consultant benefit plan or program of or assumed by the Corporation or any of its subsidiaries;
     (C) upon the issuance of any shares of Common Stock pursuant to any option, warrant, right or exercisable, exchangeable or convertible security outstanding as of the date shares of the Series C Preferred Stock were first issued and not substantially amended thereafter;
     (D) for a change in the par value or no par value of Common Stock; or
     (E) for accrued but unpaid dividends on the Series C Preferred Stock.
          (d) Whenever the Conversion Price is to be adjusted in accordance with Section 10(a) or Section 10(b), the Corporation shall: (i) compute the Conversion Price in accordance with Section 10(a) or Section 10(b), taking into account the $0.01 threshold set forth in Section 10(c) hereof; (ii) as soon as practicable following the occurrence of an event that requires an adjustment to the Conversion Price pursuant to Section 10(a) or Section 10(b), taking into account the $0.01 threshold set forth in Section 10(c) hereof (or if the Corporation is not aware of such occurrence, as soon as practicable after becoming so aware), provide, or cause to be provided, a written notice to the Holders of the occurrence of such event; and (iii) as soon as practicable following the determination of the revised Conversion Price in accordance with Section 10(a) or Section 10(b) hereof, provide, or cause to be provided, a written notice to the Holders setting forth in reasonable detail the method by which the adjustment to the Conversion Price was determined and setting forth the revised Conversion Price.
          Section 11. Reorganization Events. (a) In the event that for so long as any shares of Series C Preferred Stock remains outstanding there occurs:
     (i) any consolidation, merger or other similar business combination of the Corporation with or into another Person, in each case pursuant to which the Common Stock will be converted into cash, securities or other property of the Corporation or another Person;
     (ii) any sale, transfer, lease or conveyance to another Person of all or substantially all of the property and assets of the Corporation, in each case pursuant to which the Common Stock will be converted into cash, securities or other property of the Corporation or another Person;
     (iii) any reclassification of the Common Stock into securities including securities other than the Common Stock; or
     (iv) any statutory exchange of the outstanding shares of Common Stock for securities of another Person (other than in connection with a merger or acquisition);
(any such event specified in this Section 11(a), a “Reorganization Event”); then each share of such Holder’s Series C Preferred Stock outstanding immediately prior to such Reorganization Event shall remain outstanding but shall automatically convert, effective as of the close of

17

business on the Mandatory Conversion Date with respect to the shares of Series C Preferred Stock of such Holder, into the type and amount of securities, cash and other property receivable in such Reorganization Event by the holder (excluding the counterparty to the Reorganization Event or an Affiliate of such counterparty) of the number of shares of Common Stock obtained by dividing (x) the Liquidation Preference, plus all accrued but unpaid dividends, whether or not declared, up to, but excluding such date, by (y) the Applicable Conversion Price as of such date (such securities, cash and other property, the “Exchange Property”). In the event that a Reorganization Event referenced in Section 11(a) involves common stock as all or part of the consideration being offered in a fixed exchange ratio transaction, the fair market value per share of such common stock shall be determined by reference to the average of the closing prices of such common stock for the ten Trading Day period ending immediately prior to the consummation of such Reorganization Event.
          (b) In the event that holders of the shares of Common Stock have the opportunity to elect the form of consideration to be received in such transaction, the consideration that the Holders are entitled to receive shall be deemed to be the types and amounts of consideration received by the majority of the holders of the shares of Common Stock that affirmatively make an election.
          (c) The above provisions of this Section 11 shall similarly apply to successive Reorganization Events and the provisions of Section 10 shall apply to any shares of capital stock of the Corporation (or any successor) received by the holders of the Common Stock in any such Reorganization Event.
          (d) The Corporation (or any successor) shall, within seven days of the consummation of any Reorganization Event, provide written notice to the Holders of such consummation of such event and of the kind and amount of the cash, securities or other property that constitutes the Exchange Property. Failure to deliver such notice shall not affect the operation of this Section 11.
          (e) The Corporation shall not enter into any agreement for a transaction constituting a Reorganization Event unless such agreement provides for or does not interfere with or prevent (as applicable) conversion of the Series C Preferred Stock into the Exchange Property in a manner that is consistent with and gives effect to this Section 11.
          Section 12. Voting Rights. (a) Holders will not have any voting rights, including the right to elect any directors, except (i) voting rights, if any, required by law, and (ii) voting rights, if any, described in this Section 12.
          (b) So long as any shares of Series C Preferred Stock are outstanding, the vote or consent of the Holders of a majority of the shares of Series C Preferred Stock at the time outstanding, voting as a single class, given in person or by proxy, either in writing without a meeting or by vote at any meeting called for the purpose, will be necessary for effecting or validating any of the following actions, whether or not such approval is required by Puerto Rico law:
     (i) any amendment, alteration or repeal (including by means of a merger, consolidation or otherwise) of any provision of the Certificate of Incorporation (including this Certificate

18

of Designations) or the Corporation’s bylaws that would significantly and adversely affect the rights or preference of the Series C Preferred Stock;
     (ii) any amendment or alteration (including by means of a merger, consolidation or otherwise) of the Corporation’s Certificate of Incorporation to authorize, or create, or increase the authorized amount of, any shares of, or any securities convertible into shares of, any class or series of the Corporation’s capital stock ranking senior to the Series C Preferred Stock in the payment of dividends or in the distribution of assets on any liquidation, dissolution or winding up of the Corporation; or
     (iii) the consummation of a binding share exchange or reclassification involving the Series C Preferred Stock or a merger or consolidation of the Corporation with another entity, except that the Holders will have no right to vote under this provision or under Puerto Rico law if in each case (x) the Series C Preferred Stock remains outstanding or, in the case of any such merger or consolidation with respect to which the Corporation is not the surviving or resulting entity, is converted into or exchanged for preference securities of the surviving or resulting entity or its ultimate parent, that is an entity organized and existing under the laws of the United States of America, any state thereof, the District of Columbia or the Commonwealth of Puerto Rico, and (y) such Series C Preferred Stock remaining outstanding or such preference securities, as the case may be, have such rights, preferences, privileges and voting powers, taken as a whole, as are not materially less favorable to the Holders thereof than the rights, preferences, privileges and voting powers of the Series C Preferred Stock, taken as a whole.
provided, however, that any increase in the amount of the authorized preferred stock of the Corporation or any securities convertible into the preferred stock of the Corporation or the creation and issuance, or an increase in the authorized or issued amount, of any series of preferred stock of the Corporation or any securities convertible into preferred stock of the Corporation ranking equally with and/or junior to the Series C Preferred Stock with respect to the payment of dividends (whether such dividends are cumulative or non-cumulative) and/or the distribution of assets upon the Corporation’s liquidation, dissolution or winding up will not, in and of itself, be deemed to significantly and adversely affect the rights or preference of the Series C Preferred Stock and, notwithstanding any provision of Puerto Rico law, Holders will have no right to vote solely by reason of such an increase, creation or issuance. For the avoidance of doubt, stockholder approval to amend the Corporation’s Certificate of Incorporation to increase the authorized preferred stock of the Corporation in the amount currently contemplated in the Corporation’s definitive proxy statement will not be deemed to adversely affect the rights of the Series C Preferred Stock, and Holders will have no right to vote solely by reason of such increase.
          (c) Notwithstanding the foregoing, Holders shall not have any voting rights if, at or prior to the effective time of the act with respect to which such vote would otherwise be required, all outstanding shares of Series C Preferred Stock shall have been converted into shares of Common Stock.
          Section 13. Fractional Shares.
          (a) No fractional shares of Common Stock will be issued as a result of any conversion of shares of Series C Preferred Stock.

19

          (b) In lieu of any fractional share of Common Stock otherwise issuable in respect of any mandatory conversion pursuant to Section 8 hereof, the Corporation shall pay an amount in cash (computed to the nearest cent) equal to the same fraction of the Closing Price of the Common Stock determined as of the second Trading Day immediately preceding the Mandatory Conversion Date.
          (c) If more than one share of the Series C Preferred Stock is surrendered for conversion at one time by or for the same Holder, the number of full shares of Common Stock issuable upon conversion thereof shall be computed on the basis of the aggregate number of shares of the Series C Preferred Stock so surrendered.
          Section 14. Reservation of Common Stock.
          (a) Following the receipt of the Stockholder Approvals, the Corporation shall at all times reserve and keep available out of its authorized and unissued Common Stock or shares acquired by the Corporation, solely for issuance upon the conversion of shares of Series C Preferred Stock as provided in this Certificate of Designations free from any preemptive or other similar rights, such number of shares of Common Stock as shall from time to time be issuable upon the conversion of all the shares of Series C Preferred Stock then outstanding. For purposes of this Section 14(a), the number of shares of Common Stock that shall be deliverable upon the conversion of all outstanding shares of Series C Preferred Stock shall be computed as if at the time of computation all such outstanding shares were held by a single Holder.
          (b) Notwithstanding the foregoing, the Corporation shall be entitled to deliver upon conversion of shares of Series C Preferred Stock, as herein provided, shares of Common Stock acquired by the Corporation (in lieu of the issuance of authorized and unissued shares of Common Stock), so long as any such acquired shares are free and clear of all liens, charges, security interests or encumbrances.
          (c) All shares of Common Stock delivered upon conversion of the Series C Preferred Stock shall be duly authorized, validly issued, fully paid and non-assessable, free and clear of all liens, claims, security interests and other encumbrances.
          (d) Prior to the delivery of any securities that the Corporation shall be obligated to deliver upon conversion of the Series C Preferred Stock, the Corporation shall use its reasonable best efforts to comply with all federal and state laws and regulations thereunder requiring the registration of such securities with, or any approval of or consent to the delivery thereof by, any governmental authority.
          (e) The Corporation hereby covenants and agrees that, if at any time the Common Stock shall be listed on the New York Stock Exchange or any other national securities exchange or automated quotation system, the Corporation will, if permitted by the rules of such exchange or automated quotation system, list and keep listed, so long as the Common Stock shall be so listed on such exchange or automated quotation system, all the Common Stock issuable upon conversion of the Series C Preferred Stock.
          Section 15. Replacement Certificates.
          (a) The Corporation shall replace any mutilated certificate at the Holder’s expense upon surrender of that certificate to the Corporation. The Corporation shall replace certificates

20

that become destroyed, stolen or lost at the Holder’s expense upon delivery to the Corporation of satisfactory evidence that the certificate has been destroyed, stolen or lost, together with any indemnity that may be required by the Corporation.
          (b) The Corporation shall not be required to issue any certificates representing the Series C Preferred Stock on or after the Mandatory Conversion Date. In place of the delivery of a replacement certificate following the Mandatory Conversion Date, the Corporation, upon delivery of the evidence and indemnity described in clause (a) above, shall deliver the shares of Common Stock pursuant to the terms of the Series C Preferred Stock formerly evidenced by the certificate.
          Section 16. Miscellaneous.
          (a) All notices referred to herein shall be in writing, and, unless otherwise specified herein, all notices hereunder shall be deemed to have been given upon the earlier of receipt thereof or three Business Days after the mailing thereof if sent by registered or certified mail (unless first-class mail shall be specifically permitted for such notice under the terms of this Certificate of Designations) with postage prepaid, addressed: (i) if to the Corporation, to its office at 997 San Roberto Street, San Juan, Puerto Rico, 00926, Attention: General Counsel, or (ii) if to any Holder, to such Holder at the address of such Holder as listed in the stock record books of the Corporation, or (iii) to such other address as the Corporation or any such Holder, as the case may be, shall have designated by notice similarly given.
          (b) The Corporation shall pay any and all stock transfer and documentary stamp taxes that may be payable in respect of any issuance or delivery of shares of Series C Preferred Stock or shares of Common Stock or other securities issued on account of Series C Preferred Stock pursuant hereto or certificates representing such shares or securities. The Corporation shall not, however, be required to pay any such tax that may be payable in respect of any transfer involved in the issuance or delivery of shares of Series C Preferred Stock or Common Stock or other securities in a name other than that in which the shares of Series C Preferred Stock with respect to which such shares or other securities are issued or delivered were registered, or in respect of any payment to any Person other than a payment to the registered holder thereof, and shall not be required to make any such issuance, delivery or payment unless and until the Person otherwise entitled to such issuance, delivery or payment has paid to the Corporation the amount of any such tax or has established, to the satisfaction of the Corporation, that such tax has been paid or is not payable.
          (c) All payments on the shares of Series C Preferred Stock shall be subject to withholding and backup withholding of tax to the extent required by applicable law, subject to applicable exemptions, and amounts withheld, if any, shall be treated as received by the holders thereof.
          (d) No share of Series C Preferred Stock shall have any rights of preemption whatsoever under this Certificate of Designations as to any securities of the Corporation, or any warrants, rights or options issued or granted with respect thereto, regardless of how such securities, or such warrants, rights or options, may be designated issued or granted.
          (e) The shares of Series C Preferred Stock shall not have any voting powers, preferences or relative, participating, optional or other special rights, or qualifications,

21

limitations or restrictions thereof, other than as set forth herein or in the Certificate of Incorporation or as provided by applicable law.
          (f) The Corporation covenants (1) not to treat the Series C Preferred Stock as preferred stock for purposes of Section 305 of the Internal Revenue Code of 1986, as amended, except as otherwise required by applicable law.
          RESOLVED, that all actions taken by the officers and directors of the Corporation or any of them in connection with the foregoing resolutions through the date hereof be, and they hereby are, ratified and approved.
          IN WITNESS WHEREOF, Oriental Financial Group Inc. has caused this Certificate of Designations to be signed by Carlos O. Souffront its Secretary of the Board of Directors this 29th day of April, 2010.

ORIENTAL FINANCIAL GROUP INC.
By:
	Name:	Carlos O. Souffront
	Title:	Secretary of the Board of Directors

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EXHIBIT B
Form of Registration Rights Agreement
REGISTRATION RIGHTS AGREEMENT
     This Registration Rights Agreement (this “Agreement”) is made and entered into as of April 23, 2010, by and among Oriental Financial Group Inc., a financial holding company and corporation organized in the Commonwealth of Puerto Rico (the “Company”), and the several purchasers signatory hereto (each a “Purchaser” and collectively, the “Purchasers”).
     This Agreement is made pursuant to the Securities Purchase Agreement, dated as of the date hereof between the Company and each Purchaser (the “Purchase Agreement”).
     NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Company and each of the Purchasers agree as follows:
     1. Definitions. Capitalized terms used and not otherwise defined herein that are defined in the Purchase Agreement shall have the meanings given such terms in the Purchase Agreement. As used in this Agreement, the following terms shall have the following meanings:
          “Advice” shall have the meaning set forth in Section 6(d).
          “Affiliate” means, with respect to any person, any other person which directly or indirectly controls, is controlled by, or is under common control with, such person.
          “Agreement” shall have the meaning set forth in the Preamble.
          “Business Day” means a day, other than a Saturday or Sunday, on which banks in New York City are open for the general transaction of business.
          “Closing” has the meaning set forth in the Purchase Agreement.
          “Closing Date” has the meaning set forth in the Purchase Agreement.
          “Commission” means the Securities and Exchange Commission.
          “Common Stock” means the common stock of the Company, $1.00 par value per share, and any securities into which such shares of common stock may hereinafter be reclassified.
          “Company” shall have the meaning set forth in the Preamble.
          “Effective Date” means the date that the Registration Statement filed pursuant to Section 2(a) is first declared effective by the Commission.

          “Effectiveness Deadline” means, with respect to the Initial Registration Statement or the New Registration Statement, the earlier of (i) the 120th calendar day following the Closing Date (or the 155th calendar day following the Closing Date in the event that such registration statement is subject to review by the Commission) and (ii) the 5th Trading Day after the date the Company is notified (orally or in writing, whichever is earlier) by the Commission that such Registration Statement will not be “reviewed” or will not be subject to further review; provided, that if the Effectiveness Deadline falls on a Saturday, Sunday or other day that the Commission is closed for business, the Effectiveness Deadline shall be extended to the next Business Day on which the Commission is open for business.
     “Effectiveness Period” shall have the meaning set forth in Section 2(b).
     “Event” shall have the meaning set forth in Section 2(c).
     “Event Date” shall have the meaning set forth in Section 2(c).
          “Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.
     “Filing Deadline” means, with respect to the Initial Registration Statement required to be filed pursuant to Section 2(a), the 90th calendar day following the Closing Date, provided, that if the Filing Deadline falls on a Saturday, Sunday or other day that the Commission is closed for business, the Filing Deadline shall be extended to the next business day on which the Commission is open for business.
     “Holder” or “Holders” means the holder or holders, as the case may be, from time to time of Registrable Securities.
          “Indemnified Party” shall have the meaning set forth in Section 5(c).
          “Indemnifying Party” shall have the meaning set forth in Section 5(c).
          “Initial Registration Statement” means the initial Registration Statement filed pursuant to Section 2(a) of this Agreement.
          “Liquidated Damages” shall have the meaning set forth in Section 2(c).
          “Losses” shall have the meaning set forth in Section 5(a).
          “New Registration Statement” shall have the meaning set forth in Section 2(a).
          “Person” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.
     “Principal Market” means the Trading Market on which the Common Stock is primarily listed on and quoted for trading, which, as of the Closing Date, shall be the New York Stock Exchange.

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     “Proceeding” means an action, claim, suit, investigation or proceeding (including, without limitation, an investigation or partial proceeding, such as a deposition), whether commenced or threatened.
     “Prospectus” means the prospectus included in a Registration Statement (including, without limitation, a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by a Registration Statement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.
     “Purchase Agreement” shall have the meaning set forth in the Recitals.
     “Purchaser” or “Purchasers” shall have the meaning set forth in the Preamble.
     “Registrable Securities” means all of the Preferred Shares and the Underlying Shares and any securities issued or issuable upon any stock split, dividend or other distribution, recapitalization or similar event with respect to the Preferred Shares and the Underlying Shares, provided, that the Holder has completed and delivered to the Company a Selling Stockholder Questionnaire; and provided, further, that Preferred Shares or Underlying Shares shall cease to be Registrable Securities upon the earliest to occur of the following: (A) a sale pursuant to a Registration Statement or Rule 144 under the Securities Act (in which case, only such security sold shall cease to be a Registrable Security); (B) becoming eligible for sale without the requirement for the Company to be in compliance with the current public information required under Rule 144(c)(1) (or Rule 144(i)(2), if applicable) and without volume or manner of sale restrictions by Holders who are not Affiliates of the Company; (C) if such Preferred Shares or Underlying Shares have ceased to be outstanding; or (D) if such Preferred Shares or Underlying Shares have been sold in a private transaction in which the Holder’s rights under this Agreement have not been assigned to the transferee.
     “Registration Statements” means any one or more registration statements of the Company filed under the Securities Act that covers the resale of any of the Registrable Securities pursuant to the provisions of this Agreement (including without limitation the Initial Registration Statement, the New Registration Statement and any Remainder Registration Statements), amendments and supplements to such Registration Statements, including post-effective amendments, all exhibits and all material incorporated by reference or deemed to be incorporated by reference in such Registration Statements.
     “Remainder Registration Statement” shall have the meaning set forth in Section 2(a).
     “Rule 144” means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

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     “Rule 415” means Rule 415 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.
     “Rule 424” means Rule 424 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.
          “SEC Guidance” means (i) any publicly-available written or oral guidance, comments, requirements or requests of the Commission staff and (ii) the Securities Act.
          “Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.
          “Selling Stockholder Questionnaire” means a questionnaire in the form attached as Annex B hereto, or such other form of questionnaire as may reasonably be adopted by the Company from time to time.
          “Trading Day” means (i) a day on which the Common Stock is listed or quoted and traded on its Principal Market (other than the OTC Bulletin Board), or (ii) if the Common Stock is not listed on a Trading Market (other than the OTC Bulletin Board), a day on which the Common Stock is traded in the over-the-counter market, as reported by the OTC Bulletin Board, or (iii) if the Common Stock is not quoted on any Trading Market, a day on which the Common Stock is quoted in the over-the-counter market as reported in the “pink sheets” by Pink Sheets LLC (or any similar organization or agency succeeding to its functions of reporting prices); provided, that in the event that the Common Stock is not listed or quoted as set forth in (i), (ii) and (iii) hereof, then Trading Day shall mean a Business Day.
          “Trading Market” means whichever of the New York Stock Exchange, the NYSE Amex, the NASDAQ Global Select Market, the NASDAQ Global Market, the NASDAQ Capital Market or OTC Bulletin Board on which the Common Stock is listed or quoted for trading on the date in question.
     2. Registration.
          (a) On or prior to the Filing Deadline, the Company shall prepare and file with the Commission a Registration Statement covering the resale of all of the Registrable Securities not already covered by an existing and effective Registration Statement for an offering to be made on a continuous basis pursuant to Rule 415 or, if Rule 415 is not available for offers and sales of the Registrable Securities, by such other means of distribution of Registrable Securities as the Company may reasonably determine (the “Initial Registration Statement”). The Initial Registration Statement shall be on Form S-3 (except if the Company is then ineligible to register for resale of the Registrable Securities on Form S-3, in which case such registration shall be on such other form available to the Company to register for resale of the Registrable Securities as a secondary offering) subject to the provisions of Section 2(f) and shall contain (except if otherwise required pursuant to written comments received from the Commission upon a review of such Registration Statement) the “Plan of Distribution” section substantially in the form attached hereto as Annex A. Notwithstanding the registration obligations set forth in this Section 2, in the event the Commission informs the Company that all of the Registrable Securities cannot, as a result of the application of Rule 415, be registered for resale as a

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secondary offering on a single registration statement, the Company agrees to promptly (i) inform each of the Holders thereof and use its commercially reasonable efforts to file amendments to the Initial Registration Statement as required by the Commission and/or (ii) withdraw the Initial Registration Statement and file a new registration statement (a “New Registration Statement”), in either case covering the maximum number of Registrable Securities permitted to be registered by the Commission, on Form S-3 or such other form available to the Company to register for resale the Registrable Securities as a secondary offering; provided, that prior to filing such amendment or New Registration Statement, the Company shall be obligated to use its commercially reasonable efforts to advocate with the Commission for the registration of all of the Registrable Securities in accordance with the SEC Guidance, including without limitation, Compliance and Disclosure Interpretation 612.09. Notwithstanding any other provision of this Agreement and subject to the payment of Liquidated Damages in Section 2(c), if any SEC Guidance sets forth a limitation of the number of Registrable Securities or other shares of Common Stock permitted to be registered on a particular Registration Statement as a secondary offering (and notwithstanding that the Company used diligent efforts to advocate with the Commission for the registration of all or a greater number of Registrable Securities), the number of Registrable Securities or other shares of Common Stock to be registered on such Registration Statement will be reduced on a pro rata basis. In the event the Company amends the Initial Registration Statement or files a New Registration Statement, as the case may be, under clauses (i) or (ii) above, the Company will use its commercially reasonable efforts to file with the Commission, as promptly as allowed by Commission or SEC Guidance provided to the Company or to registrants of securities in general, one or more registration statements on Form S-3 or such other form available to the Company to register for resale those Registrable Securities that were not registered for resale on the Initial Registration Statement, as amended, or the New Registration Statement (the “Remainder Registration Statements”). No Holder shall be named as an “underwriter” in any Registration Statement without such Holder’s prior written consent.
          (b) The Company shall use its commercially reasonable efforts to cause each Registration Statement to be declared effective by the Commission as soon as practicable and, with respect to the Initial Registration Statement or the New Registration Statement, as applicable, no later than the Effectiveness Deadline, and shall use its commercially reasonable efforts to keep each Registration Statement continuously effective under the Securities Act until the earlier of (i) such time as all of the Registrable Securities covered by such Registration Statement have been publicly sold by the Holders or (ii) the date that all Registrable Securities covered by such Registration Statement may be sold by non-affiliates without volume or manner of sale restrictions under Rule 144, without the requirement for the Company to be in compliance with the current public information requirements under Rule 144(c)(1) (or Rule 144(i)(2), if applicable), as determined by counsel to the Company pursuant to a written opinion letter to such effect, addressed and reasonably acceptable to the Company’s transfer agent and the effected Holders (the “Effectiveness Period”). The Company shall request effectiveness of a Registration Statement as of 5:00 p.m. New York City time on a Trading Day. The Company shall promptly notify the Holders via facsimile or electronic mail of a “.pdf” format data file of the effectiveness of a Registration Statement within one (1) Business Day of the Effective Date. The Company shall, by 9:30 a.m. New York City time on the first Trading Day after the Effective Date, file a final Prospectus with the Commission, as required by Rule 424(b).

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          (c) If: (i) the Initial Registration Statement is not filed with the Commission on or prior to the Filing Deadline, (ii) the Initial Registration Statement or the New Registration Statement, as applicable, is not declared effective by the Commission (or otherwise does not become effective) for any reason on or prior to the Effectiveness Deadline, other than as a result of any open issues arising out of any routine Commission review of Exchange Act filings in effect as of the date hereof, or (iii) after its Effective Date, (A) such Registration Statement ceases for any reason (including without limitation by reason of a stop order, or the Company’s failure to update the Registration Statement), to remain continuously effective as to all Registrable Securities for which it is required to be effective or (B) the Holders are not permitted to utilize the Prospectus therein to resell such Registrable Securities, in the case of (A) and (B) (other than during an Allowable Grace Period (as defined in Section 2(e) of this Agreement)), (iv) a Grace Period (as defined in Section 2(e) of this Agreement) exceeds the length of an Allowable Grace Period, or (v) after the date six months following the Closing Date, and only in the event a Registration Statement is not effective or available to sell all Registrable Securities, the Company fails to file with the SEC any required reports under Section 13 or 15(d) of the 1934 Act such that it is not in compliance with Rule 144(c)(1) (or Rule 144(i)(2), if applicable), as a result of which the Holders who are not affiliates are unable to sell Registrable Securities without restriction under Rule 144 (or any successor thereto) (any such failure or breach in clauses (i) through (v) above being referred to as an “Event,” and, for purposes of clauses (i), (ii), (iii) or (v), the date on which such Event occurs, or for purposes of clause (iv) the date on which such Allowable Grace Period is exceeded, being referred to as an “Event Date”), then in addition to any other rights the Holders may have hereunder or under applicable law, on each such Event Date and on each monthly anniversary of each such Event Date (if the applicable Event shall not have been cured by such date) until the applicable Event is cured, the Company shall pay to each Holder an amount in cash, as liquidated damages and not as a penalty (“Liquidated Damages”), equal to 0.5% of the aggregate purchase price paid by such Holder pursuant to the Purchase Agreement for any Registrable Securities held by such Holder on the Event Date. The parties agree that notwithstanding anything to the contrary herein or in the Purchase Agreement, no Liquidated Damages shall be payable (i) if as of the relevant Event Date, the Registrable Securities may be sold by non-affiliates without volume or manner of sale restrictions under Rule 144 and the Company is in compliance with the current public information requirements under Rule 144(c)(1) (or Rule 144(i)(2), if applicable), as determined by counsel to the Company pursuant to a written opinion letter to such effect, addressed and reasonably acceptable to the Company’s transfer agent and (ii) with respect to any period after the expiration of the Effectiveness Period (it being understood that this sentence shall not relieve the Company of any Liquidated Damages accruing prior to the Effectiveness Period). If the Company fails to pay any Liquidated Damages pursuant to this Section 2(c) in full within five (5) Business Days after the date payable, the Company will pay interest thereon at a rate of 1.0% per month (or such lesser maximum amount that is permitted to be paid by applicable law) to the Holder, accruing daily from the date such Liquidated Damages are due until such amounts, plus all such interest thereon, are paid in full. The Liquidated Damages pursuant to the terms hereof shall apply on a daily pro-rata basis for any portion of a month prior to the cure of an Event, except in the case of the first Event Date. The Effectiveness Deadline for a Registration Statement shall be extended without default or Liquidated Damages hereunder in the event that the Company’s failure to obtain the effectiveness of the Registration Statement on a timely basis results from the failure of a Purchaser to timely provide the Company with information requested by the Company and

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necessary to complete the Registration Statement in accordance with the requirements of the Securities Act (in which case the Effectiveness Deadline would be extended with respect to Registrable Securities held by such Purchaser).
          (d) Each Holder agrees to furnish to the Company a completed Selling Stockholder Questionnaire not more than ten (10) Trading Days following the date of this Agreement. At least five (5) Trading Days prior to the first anticipated filing date of a Registration Statement for any registration under this Agreement, the Company will notify each Holder of the information the Company requires from that Holder other than the information contained in the Selling Stockholder Questionnaire, if any, which shall be completed and delivered to the Company promptly upon request and, in any event, within two (2) Trading Days prior to the applicable anticipated filing date. Each Holder further agrees that it shall not be entitled to be named as a selling securityholder in the Registration Statement or use the Prospectus for offers and resales of Registrable Securities at any time, unless such Holder has returned to the Company a completed and signed Selling Stockholder Questionnaire and a response to any requests for further information as described in the previous sentence. If a Holder of Registrable Securities returns a Selling Stockholder Questionnaire or a request for further information, in either case, after its respective deadline, the Company shall use its commercially reasonable efforts at the expense of the Holder who failed to return the Selling Stockholder Questionnaire or to respond for further information to take such actions as are required to name such Holder as a selling security holder in the Registration Statement or any pre-effective or post-effective amendment thereto and to include (to the extent not theretofore included) in the Registration Statement the Registrable Securities identified in such late Selling Stockholder Questionnaire or request for further information. Each Holder acknowledges and agrees that the information in the Selling Stockholder Questionnaire or request for further information as described in this Section 2(d) will be used by the Company in the preparation of the Registration Statement and hereby consents to the inclusion of such information in the Registration Statement.
          (e) Notwithstanding anything to the contrary herein, at any time after the Registration Statement has been declared effective by the Commission, the Company may delay the disclosure of material non-public information concerning the Company if the disclosure of such information at the time is not, in the good faith judgment of the Company, in the best interests of the Company (a “Grace Period”); provided, the Company shall promptly (i) notify the Holders in writing of the existence of material non-public information giving rise to a Grace Period (provided that the Company shall not disclose the content of such material non-public information to the Holders) or the need to file a post-effective amendment, as applicable, and the date on which such Grace Period will begin, (ii) use reasonable best efforts to terminate a Grace Period as promptly as practicable and (iii) notify the Holders in writing of the date on which the Grace Period ends; provided, further, that no single Grace Period shall exceed thirty (30) consecutive days, and during any three hundred sixty-five (365) day period, the aggregate of all Grace Periods shall not exceed an aggregate of sixty (60) days (each Grace Period complying with this provision being an “Allowable Grace Period”). For purposes of determining the length of a Grace Period, the Grace Period shall be deemed to begin on and include the date the Holders receive the notice referred to in clause (i) above and shall end on and include the later of the date the Holders receive the notice referred to in clause (iii) above and the date referred to in such notice; provided, that no Grace Period shall be longer than an Allowable Grace Period.

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Notwithstanding anything to the contrary, the Company shall cause the Transfer Agent to deliver unlegended Common Stock to a transferee of a Holder in accordance with the terms of the Purchase Agreement in connection with any sale of Registrable Securities with respect to which a Holder has entered into a contract for sale prior to the Holder’s receipt of the notice of a Grace Period and for which the Holder has not yet settled.
          (f) In the event that Form S-3 is not available for the registration of the resale of Registrable Securities hereunder, the Company shall (i) register the resale of the Registrable Securities on another appropriate form and (ii) undertake to register the Registrable Securities on Form S-3 promptly after such form is available, provided that the Company shall maintain the effectiveness of the Registration Statement then in effect until such time as a Registration Statement on Form S-3 covering the Registrable Securities has been declared effective by the Commission.
     3. Registration Procedures
     In connection with the Company’s registration obligations hereunder:
          (a) the Company shall not less than three (3) Trading Days prior to the filing of a Registration Statement and not less than one (1) Trading Day prior to the filing of any related Prospectus or any amendment or supplement thereto (except for Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K and any similar or successor reports), the Company shall, furnish to the Holder copies of such Registration Statement, Prospectus or amendment or supplement thereto, as proposed to be filed, which documents will be subject to the review of such Holder (it being acknowledged and agreed that if a Holder does not object to or comment on the aforementioned documents within such three (3) Trading Day or one (1) Trading Day period, as the case may be, then the Holder shall be deemed to have consented to and approved the use of such documents). The Company shall not file any Registration Statement or amendment or supplement thereto in a form to which a Holder reasonably objects in good faith, provided that, the Company is notified of such objection in writing within the three (3) Trading Day or one (1) Trading Day period described above, as applicable.
          (b) (i) the Company shall prepare and file with the Commission such amendments (including post-effective amendments) and supplements, to each Registration Statement and the Prospectus used in connection therewith as may be necessary to keep such Registration Statement continuously effective as to the applicable Registrable Securities for its Effectiveness Period (except during an Allowable Grace Period); (ii) the Company shall cause the related Prospectus to be amended or supplemented by any required Prospectus supplement (subject to the terms of this Agreement), and, as so supplemented or amended, to be filed pursuant to Rule 424 (except during an Allowable Grace Period); (iii) the Company shall respond as promptly as reasonably practicable to any comments received from the Commission with respect to each Registration Statement or any amendment thereto and, as promptly as reasonably possible, provide the Holders true and complete copies of all correspondence from and to the Commission relating to such Registration Statement that pertains to the Holders as “Selling Stockholders” but not any comments that would result in the disclosure to the Holders of material and non-public information concerning the Company; and (iv) the Company shall

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comply with the provisions of the Securities Act and the Exchange Act with respect to the disposition of all Registrable Securities covered by a Registration Statement until such time as all of such Registrable Securities shall have been disposed of (subject to the terms of this Agreement) in accordance with the intended methods of disposition by the Holders thereof as set forth in such Registration Statement as so amended or in such Prospectus as so supplemented; provided, that each Purchaser shall be responsible for the delivery of the Prospectus to the Persons to whom such Purchaser sells any of the Registrable Securities (including in accordance with Rule 172 under the Securities Act), and each Purchaser agrees to dispose of Registrable Securities in compliance with the plan of distribution described in the Registration Statement and otherwise in compliance with applicable federal and state securities laws. In the case of amendments and supplements to a Registration Statement which are required to be filed pursuant to this Agreement (including pursuant to this Section 3(b)) by reason of the Company filing a report on Form 10-K, Form 10-Q or Form 8-K or any analogous report under the Exchange Act, the Company shall have incorporated such report by reference into such Registration Statement, if applicable, or shall file such amendments or supplements with the Commission on the same day on which the Exchange Act report which created the requirement for the Company to amend or supplement such Registration Statement was filed.
          (c) the Company shall notify the Holders (which notice shall, pursuant to clauses (iii) through (v) hereof, be accompanied by an instruction to suspend the use of the Prospectus until the requisite changes have been made) as promptly as reasonably practicable (and, in the case of (i)(A) below, not less than two Trading Days prior to such filing, in the case of (iii) and (iv) below, not more than one Trading Day after such issuance or receipt, and in the case of (v) below, not more than one Trading Day after the occurrence or existence of such development) and (if requested by any such Person) confirm such notice in writing no later than one Trading Day following the day (i)(A) when a Prospectus or any Prospectus supplement or post-effective amendment to a Registration Statement is proposed to be filed; (B) when the Commission notifies the Company whether there will be a “review” of such Registration Statement and whenever the Commission comments in writing on any Registration Statement (in which case the Company shall provide to each of the Holders true and complete copies of all comments that pertain to the Holders as a “Selling Stockholder” or to the “Plan of Distribution” and all written responses thereto, but not information that the Company believes would constitute material and non-public information); and (C) with respect to each Registration Statement or any post-effective amendment, when the same has become effective; (ii) of any request by the Commission or any other Federal or state governmental authority for amendments or supplements to a Registration Statement or Prospectus or for additional information that pertains to the Holders as “Selling Stockholders” or the “Plan of Distribution”; (iii) of the issuance by the Commission or any other federal or state governmental authority of any stop order suspending the effectiveness of a Registration Statement covering any or all of the Registrable Securities or the initiation of any Proceedings for that purpose; (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction, or the initiation or threatening of any Proceeding for such purpose; and (v) of the occurrence of any event or passage of time that makes the financial statements included in a Registration Statement ineligible for inclusion therein or any statement made in such Registration Statement or Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires any revisions to such Registration Statement, Prospectus or other documents so that,

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in the case of such Registration Statement or the Prospectus, as the case may be, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus, form of prospectus or supplement thereto, in light of the circumstances under which they were made), not misleading.
          (d) the Company shall use commercially reasonable efforts to avoid the issuance of, or, if issued, obtain the withdrawal of (i) any order suspending the effectiveness of a Registration Statement, or (ii) any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction, as soon as practicable.
          (e) the Company shall, if requested by a Holder, furnish to such Holder, without charge, at least one conformed copy of each Registration Statement and each amendment thereto and all exhibits to the extent requested by such Person (including those previously furnished or incorporated by reference) promptly after the filing of such documents with the Commission; provided, that the Company shall have no obligation to provide any document pursuant to this clause that is available on the Commission’s EDGAR system.
          (f) the Company shall, prior to any resale of Registrable Securities by a Holder, use its commercially reasonable efforts to register or qualify or cooperate with the selling Holders in connection with the registration or qualification (or exemption from the registration or qualification) of such Registrable Securities for the resale by the Holder under the securities or Blue Sky laws of such jurisdictions within the United States as any Holder reasonably requests in writing, to keep each registration or qualification (or exemption therefrom) effective during the Effectiveness Period and to do any and all other acts or things reasonably necessary to enable the disposition in such jurisdictions of the Registrable Securities covered by each Registration Statement; provided, that the Company shall not be required to qualify generally to do business in any jurisdiction where it is not then so qualified, subject the Company to any material tax in any such jurisdiction where it is not then so subject or file a general consent to service of process in any such jurisdiction.
          (g) the Company shall, cooperate with the Holders to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be delivered to a transferee pursuant to the Registration Statement, which certificates shall be free, to the extent permitted by the Purchase Agreement and under law, of all restrictive legends, and to enable such Registrable Securities to be in such denominations and registered in such names as any such Holders may reasonably request. Certificates for Registrable Securities free from all restrictive legends may be transmitted by the transfer agent to a Holder by crediting the account of such Holder’s prime broker with DTC as directed by such Holder.
          (h) the Company shall following the occurrence of any event contemplated by Section 3(c)(iii)-(v), as promptly as reasonably practicable (taking into account the Company’s good faith assessment of any adverse consequences to the Company and its stockholders of the premature disclosure of such event), prepare and file a supplement or amendment, including a post-effective amendment, to the affected Registration Statements or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, and

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file any other required document so that, as thereafter delivered, no Registration Statement nor any Prospectus will contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus, form of prospectus or supplement thereto, in light of the circumstances under which they were made), not misleading.
          (i) the Company may require each selling Holder to furnish to the Company a certified statement as to (i) the number of shares of Common Stock beneficially owned by such Holder and any Affiliate thereof, (ii) any Financial Industry Regulatory Authority (“FINRA”) affiliations, (iii) any natural persons who have the power to vote or dispose of the Common Stock and (iv) any other information as may be requested by the Commission, FINRA or any state securities commission. During any periods that the Company is unable to meet its obligations hereunder with respect to the registration of Registrable Securities because any Holder fails to furnish such information within three Trading Days of the Company’s request, any Liquidated Damages that are accruing at such time as to such Holder only shall be tolled and any Event that may otherwise occur solely because of such delay shall be suspended as to such Holder only, until such information is delivered to the Company.
          (j) the Company shall cooperate with any registered broker through which a Holder proposes to resell its Registrable Securities in effecting a filing with FINRA pursuant to FINRA Rule 5110 as requested by any such Holder and the Company shall pay the filing fee required for the first such filing within two (2) Business Days of the request therefore.
          (k) the Company shall use its commercially reasonable efforts to maintain eligibility for use of Form S-3 (or any successor form thereto) for the registration of the resale of Registrable Securities.
          (l) if requested by a Holder, the Company shall (i) promptly incorporate in a Prospectus supplement or post-effective amendment to the Registration Statement such information as the Company reasonably agrees should be included therein and (ii) make all required filings of such Prospectus supplement or such post-effective amendment as soon as reasonably practicable after the Company has received notification of the matters to be incorporated in such Prospectus supplement or post-effective amendment.
          (m) the Company shall otherwise use commercially reasonable efforts to comply with all applicable rules and regulations of the Commission under the Securities Act and the Exchange Act, including Rule 172, notify the Holders promptly if the Company no longer satisfies the conditions of Rule 172 and take such other actions as may be reasonably necessary to facilitate the registration of the Registrable Securities hereunder; and make available to its security holders, as soon as reasonably practicable, but not later than the Availability Date (as defined below), an earnings statement covering a period of at least twelve (12) months, beginning after the effective date of each Registration Statement, which earning statement shall satisfy the provisions of Section 11(a) of the Securities Act, including Rule 158 promulgated thereunder (for the purpose of this Section 3, “Availability Date” means the 45th day following the end of the fourth fiscal quarter that includes the effective date of such Registration Statement, except that, if such fourth fiscal quarter is the last quarter of the Company’s fiscal year,

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“Availability Date” means the 90th day after the end of such fourth fiscal quarter), in each case subject to extensions permissible under applicable law.
     4. Registration Expenses. All fees and expenses incident to the Company’s performance of or compliance with its obligations under this Agreement (excluding any underwriting discounts and selling commissions and all legal fees and expenses of legal counsel for any Holder) shall be borne by the Company whether or not any Registrable Securities are sold pursuant to a Registration Statement. The fees and expenses referred to in the foregoing sentence shall include, without limitation, (i) all registration and filing fees (including, without limitation, fees and expenses (A) with respect to filings required to be made with any Trading Market on which the Common Stock is then listed for trading, (B) with respect to compliance with applicable state securities or Blue Sky laws (including, without limitation, fees and disbursements of counsel for the Company in connection with Blue Sky qualifications or exemptions of the Registrable Securities and determination of the eligibility of the Registrable Securities for investment under the laws of such jurisdictions as requested by the Holders) and (C) if not previously paid by the Company in connection with an Issuer Filing, with respect to any filing that may be required to be made by any broker through which a Holder intends to make sales of Registrable Securities with FINRA pursuant to FINRA Rule 5110, so long as the broker is receiving no more than a customary brokerage commission in connection with such sale, (ii) printing expenses (including, without limitation, expenses of printing certificates for Registrable Securities and of printing prospectuses if the printing of prospectuses is reasonably requested by the Holders of a majority of the Registrable Securities included in the Registration Statement), (iii) messenger, telephone and delivery expenses of the Company, (iv) fees and disbursements of counsel for the Company, (v) Securities Act liability insurance, if the Company so desires such insurance, and (vi) fees and expenses of all other Persons retained by the Company in connection with the consummation of the transactions contemplated by this Agreement. In addition, the Company shall be responsible for all of its internal expenses incurred in connection with the consummation of the transactions contemplated by this Agreement (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit and the fees and expenses incurred in connection with the listing of the Registrable Securities on any securities exchange as required hereunder. In no event shall the Company be responsible for any underwriting, broker or similar fees or commissions of any Holder or, except to the extent provided for in the Transaction Documents, any legal fees or other costs of the Holders.
     5. Indemnification.
          (a) Indemnification by the Company. The Company shall, notwithstanding any termination of this Agreement, indemnify, defend and hold harmless each Holder, the officers, directors, agents, general partners, managing members, managers, Affiliates and employees of each of them, each Person who controls any such Holder (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and the officers, directors, general partners, managing members, managers, agents and employees of each such controlling Person, to the fullest extent permitted by applicable law, from and against any and all losses, claims, damages, liabilities, costs (including, without limitation, reasonable costs of preparation and investigation and reasonable attorneys’ fees) and expenses (collectively, “Losses”), as

12

incurred, that arise out of or are based upon any untrue or alleged untrue statement of a material fact contained in any Registration Statement, any Prospectus or any form of prospectus or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or form of prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading, except to the extent, but only to the extent, that (A) such untrue statements, alleged untrue statements, omissions or alleged omissions are based solely upon information regarding such Holder furnished in writing to the Company by such Holder expressly for use therein, or to the extent that such information relates to such Holder or such Holder’s proposed method of distribution of Registrable Securities and was reviewed and approved by such Holder expressly for use in the Registration Statement, such Prospectus or such form of Prospectus or in any amendment or supplement thereto (it being understood that each Holder has approved Annex A hereto for this purpose), or (B) in the case of an occurrence of an event of the type specified in Section 3(c)(iii)-(v), related to the use by a Holder of an outdated or defective Prospectus after the Company has notified such Holder in writing that the Prospectus is outdated or defective and prior to the receipt by such Holder of the Advice contemplated and defined in Section 6(d) below, but only if and to the extent that following the receipt of the Advice the misstatement or omission giving rise to such Loss would have been corrected. The Company shall notify the Holders promptly of the institution, threat or assertion of any Proceeding arising from or in connection with the transactions contemplated by this Agreement of which the Company is aware. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of an Indemnified Party (as defined in Section 5(c)) and shall survive the transfer of the Registrable Securities by the Holders.
          (b) Indemnification by Holders. Each Holder shall, severally and not jointly, indemnify and hold harmless the Company, its directors, officers, agents and employees, each Person who controls the Company (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, agents or employees of such controlling Persons, to the fullest extent permitted by applicable law, from and against all Losses, as incurred, arising out of or are based upon any untrue or alleged untrue statement of a material fact contained in any Registration Statement, any Prospectus, or any form of prospectus, or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus, or any form of prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading (i) to the extent, but only to the extent, that such untrue statements or omissions are based solely upon information regarding such Holder furnished in writing to the Company by such Holder expressly for use therein or (ii) to the extent, but only to the extent, that such information relates to such Holder or such Holder’s proposed method of distribution of Registrable Securities and was reviewed and approved by such Holder expressly for use in a Registration Statement (it being understood that the Holder has approved Annex A hereto for this purpose), such Prospectus or such form of Prospectus or in any amendment or supplement thereto or (iii) in the case of an occurrence of an event of the type specified in Section 3(c)(iii)-(v), to the extent, but only to the extent, related to the use by such Holder of an outdated or defective Prospectus after the Company has notified such Holder in writing that the Prospectus is outdated or defective and prior to the receipt by such Holder of the Advice contemplated in

13

Section 6(d), but only if and to the extent that following the receipt of the Advice the misstatement or omission giving rise to such Loss would have been corrected. In no event shall the liability of any selling Holder hereunder be greater in amount than the dollar amount of the net proceeds received by such Holder upon the sale of the Registrable Securities giving rise to such indemnification obligation.
          (c) Conduct of Indemnification Proceedings. If any Proceeding shall be brought or asserted against any Person entitled to indemnity hereunder (an “Indemnified Party”), such Indemnified Party shall promptly notify the Person from whom indemnity is sought (the “Indemnifying Party”) in writing, and the Indemnifying Party shall have the right to assume the defense thereof, including the employment of counsel reasonably satisfactory to the Indemnified Party and the payment of all reasonable fees and expenses incurred in connection with defense thereof; provided, that the failure of any Indemnified Party to give such notice shall not relieve the Indemnifying Party of its obligations or liabilities pursuant to this Agreement, except (and only) to the extent that it shall be finally determined by a court of competent jurisdiction (which determination is not subject to appeal or further review) that such failure shall have materially and adversely prejudiced the Indemnifying Party.
     An Indemnified Party shall have the right to employ separate counsel in any such Proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party or Parties unless: (1) the Indemnifying Party has agreed in writing to pay such fees and expenses; (2) the Indemnifying Party shall have failed promptly to assume the defense of such Proceeding and to employ counsel reasonably satisfactory to such Indemnified Party in any such Proceeding; or (3) the named parties to any such Proceeding (including any impleaded parties) include both such Indemnified Party and the Indemnifying Party, and such Indemnified Party shall have been advised by counsel that a conflict of interest exists if the same counsel were to represent such Indemnified Party and the Indemnifying Party; provided, that the Indemnifying Party shall not be liable for the fees and expenses of more than one separate firm of attorneys at any time for all Indemnified Parties. The Indemnifying Party shall not be liable for any settlement of any such Proceeding effected without its written consent, which consent shall not be unreasonably withheld, delayed or conditioned. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any pending Proceeding in respect of which any Indemnified Party is a party, unless such settlement includes an unconditional release of such Indemnified Party from all liability on claims that are the subject matter of such Proceeding.
     Subject to the terms of this Agreement, all fees and expenses of the Indemnified Party (including reasonable fees and expenses to the extent incurred in connection with investigating or preparing to defend such Proceeding in a manner not inconsistent with this Section 5(c)) shall be paid to the Indemnified Party, as incurred, within twenty Trading Days of written notice thereof to the Indemnifying Party; provided, that the Indemnified Party shall promptly reimburse the Indemnifying Party for that portion of such fees and expenses applicable to such actions for which such Indemnified Party is finally judicially determined to not be entitled to indemnification hereunder). The failure to deliver written notice to the Indemnifying Party within a reasonable time of the commencement of any such action shall not relieve such Indemnifying Party of any liability to the Indemnified Party under this Section 5, except to the

14

extent that the Indemnifying Party is materially and adversely prejudiced in its ability to defend such action.
          (d) Contribution. If a claim for indemnification under Section 5(a) or 5(b) is unavailable to an Indemnified Party or insufficient to hold an Indemnified Party harmless for any Losses, then each Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Losses, in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and Indemnified Party in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations. The relative fault of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or relates to information supplied by, such Indemnifying Party or Indemnified Party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission. The amount paid or payable by a party as a result of any Losses shall be deemed to include, subject to the limitations set forth in this Agreement, any reasonable attorneys’ or other reasonable fees or expenses incurred by such party in connection with any Proceeding to the extent such party would have been indemnified for such fees or expenses if the indemnification provided for in this Section 5(d) was available to such party in accordance with its terms.
     The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 5(d) were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provisions of this Section 5(d), no Holder shall be required to contribute, in the aggregate, any amount in excess of the amount by which the net proceeds actually received by such Holder from the sale of the Registrable Securities subject to the Proceeding exceeds the amount of any damages that such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.
     The indemnity and contribution agreements contained in this Section 5 are in addition to any liability that the Indemnifying Parties may have to the Indemnified Parties and are not in diminution or limitation of the indemnification provisions under the Purchase Agreement.
     6. Miscellaneous.
          (a) Remedies. In the event of a breach by the Company or by a Holder of any of their obligations under this Agreement, each Holder or the Company, as the case may be, in addition to being entitled to exercise all rights granted by law and under this Agreement, including recovery of damages, will be entitled to specific performance of its rights under this Agreement. The Company and each Holder agree that monetary damages would not provide adequate compensation for any losses incurred by reason of a breach by it of any of the provisions of this Agreement and hereby further agrees that, in the event of any action for

15

specific performance in respect of such breach, it shall waive the defense that a remedy at law would be adequate.
          (b) No Piggyback on Registrations; Prohibition on Filing Other Registration Statements. Neither the Company nor any of its security holders may include securities of the Company in a Registration Statement hereunder and the Company shall not prior to the Effective Date enter into any agreement providing any such right to any of its security holders. The Company shall not, from the date hereof until the date that is 30 days after the Effective Date of the Initial Registration Statement, prepare and file with the Commission a registration statement relating to an offering for its own account under the Securities Act of any of its equity securities, other than (i) a registration statement on Form S-8, (ii) in connection with an acquisition, on Form S-4 or (iii) a registration statement to register for resale securities issued by the Company pursuant to acquisitions or strategic transactions approved by a majority of the disinterested directors of the Company, provided that any such issuance shall only be to a Person which is, itself or through its subsidiaries, an operating company in a business synergistic with the business of the Company and in which the Company receives benefits in addition to the investment of funds, but shall not include a transaction in which the Company is issuing securities primarily for the purpose of raising capital or to an entity whose primary business is investing in securities. For the avoidance of doubt, the Company shall not be prohibited from preparing and filing with the Commission a registration statement relating to an offering of Common Stock by existing stockholders of the Company under the Securities Act pursuant to the terms of registration rights held by such stockholder or from filing amendments to registration statements filed prior to the date of this Agreement.
          (c) Compliance. Each Holder covenants and agrees that it will comply with the prospectus delivery requirements of the Securities Act as applicable to it (unless an exemption therefrom is available) in connection with sales of Registrable Securities pursuant to the Registration Statement and shall sell the Registrable Securities only in accordance with a method of distribution described in the Registration Statement
          (d) Discontinued Disposition. By its acquisition of Registrable Securities, each Holder agrees that, upon receipt of a notice from the Company of the occurrence of any event of the kind described in Section 3(c)(iii)-(v), such Holder will forthwith discontinue disposition of such Registrable Securities under a Registration Statement until it is advised in writing (the “Advice”) by the Company that the use of the applicable Prospectus (as it may have been supplemented or amended) may be resumed. The Company may provide appropriate stop orders to enforce the provisions of this paragraph.
          (e) No Inconsistent Agreements. Neither the Company nor any of its Subsidiaries has entered, as of the date hereof, nor shall the Company or any of its Subsidiaries, on or after the date hereof, enter into any agreement with respect to its securities, that would have the effect of impairing the rights granted to the Holders in this Agreement or otherwise conflicts with the provisions hereof.
          (f) Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, or waived unless the same shall be in writing and signed by the Company and Holders holding at least two-

16

thirds of the then outstanding Registrable Securities, provided that any party may give a waiver as to itself. Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of Holders and that does not directly or indirectly affect the rights of other Holders may be given by Holders of all of the Registrable Securities to which such waiver or consent relates; provided, that the provisions of this sentence may not be amended, modified, or supplemented except in accordance with the provisions of the immediately preceding sentence. Notwithstanding the foregoing, if any such amendment, modification or waiver would adversely affect in any material respect any Holder or group of Holders who have comparable rights under this Agreement disproportionately to the other Holders having such comparable rights, such amendment, modification, or waiver shall also require the written consent of the Holder(s) so adversely affected.
          (g) Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be delivered as set forth in the Purchase Agreement; provided that the Company may deliver to each Holder the documents required to be delivered to such Holder under Section 3(a) of this Agreement by e-mail to the e-mail addresses provided by such Holder to the Company solely for such specific purpose.
          (h) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of each of the parties and shall inure to the benefit of each Holder. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement. The Company may not assign its rights (except by merger or in connection with another entity acquiring all or substantially all of the Company’s assets) or obligations hereunder without the prior written consent of all the Holders of the then outstanding Registrable Securities. Each Holder may assign its respective rights hereunder in the manner and to the Persons as permitted under the Purchase Agreement.
          (i) Execution and Counterparts. This Agreement may be executed in two or more counterparts, each of which when so executed shall be deemed to be an original and, all of which taken together shall constitute one and the same Agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature were the original thereof.
          (j) Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be determined in accordance with the provisions of the Purchase Agreement.
          (k) Cumulative Remedies. Except as provided in Section 2(c) with respect to Liquidated Damages, the remedies provided herein are cumulative and not exclusive of any other remedies provided by law.

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          (l) Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their good faith reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.
          (m) Headings. The headings in this Agreement are for convenience only and shall not limit or otherwise affect the meaning hereof.
          (n) Independent Nature of Purchasers’ Obligations and Rights. The obligations of each Purchaser under this Agreement are several and not joint with the obligations of any other Purchaser hereunder, and no Purchaser shall be responsible in any way for the performance of the obligations of any other Purchaser hereunder. The decision of each Purchaser to purchase the Preferred Shares pursuant to the Transaction Documents has been made independently of any other Purchaser. Nothing contained herein or in any other agreement or document delivered at any closing, and no action taken by any Purchaser pursuant hereto or thereto, shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert with respect to such obligations or the transactions contemplated by this Agreement. Each Purchaser acknowledges that no other Purchaser has acted as agent for such Purchaser in connection with making its investment hereunder and that no Purchaser will be acting as agent of such Purchaser in connection with monitoring its investment in the Preferred Shares or enforcing its rights under the Transaction Documents. Each Purchaser shall be entitled to protect and enforce its rights, including, without limitation, the rights arising out of this Agreement, and it shall not be necessary for any other Purchaser to be joined as an additional party in any Proceeding for such purpose. The Company acknowledges that each of the Purchasers has been provided with the same Registration Rights Agreement for the purpose of closing a transaction with multiple Purchasers and not because it was required or requested to do so by any Purchaser.

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     IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

ORIENTAL FINANCIAL GROUP INC.
By:
Name:
Title:

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK,
SIGNATURE PAGES OF HOLDERS TO FOLLOW]

          IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

NAME OF INVESTING ENTITY

AUTHORIZED SIGNATORY

By:
Name:
Title:

ADDRESS FOR NOTICE

c/o:

Street:

City/State/Zip:

Attention:

Tel:

Fax:

Email:

Annex A
PLAN OF DISTRIBUTION
     We are registering the Securities issued to the selling stockholder to permit the resale of these Securities by the holders of the Securities from time to time after the date of this prospectus. We will not receive any of the proceeds from the sale by the selling stockholders of the Securities. We will bear all fees and expenses incident to our obligation to register the Securities.
     The selling stockholders may sell all or a portion of the Securities beneficially owned by them and offered hereby from time to time directly or through one or more underwriters, broker-dealers or agents. If the Securities are sold through underwriters or broker-dealers, the selling stockholders will be responsible for underwriting discounts or commissions or agent’s commissions. The Securities may be sold on any national securities exchange or quotation service on which the securities may be listed or quoted at the time of sale, in the over-the-counter market or in transactions otherwise than on these exchanges or systems or in the over-the-counter market and in one or more transactions at fixed prices, at prevailing market prices at the time of the sale, at varying prices determined at the time of sale, or at negotiated prices. These sales may be effected in transactions, which may involve crosses or block transactions. The selling stockholders may use any one or more of the following methods when selling Securities:
•	ordinary brokerage transactions and transactions in which the broker-dealer solicits purchasers;

•	block trades in which the broker-dealer will attempt to sell the shares as agent but may position and resell a portion of the block as principal to facilitate the transaction;

•	purchases by a broker-dealer as principal and resale by the broker-dealer for its account;

•	an exchange distribution in accordance with the rules of the applicable exchange;

•	privately negotiated transactions;

•	settlement of short sales entered into after the effective date of the registration statement of which this prospectus is a part;

•	broker-dealers may agree with the selling stockholders to sell a specified number of such securities at a stipulated price per share;

•	through the writing or settlement of options or other hedging transactions, whether such options are listed on an options exchange or otherwise;

•	a combination of any such methods of sale; and

•	any other method permitted pursuant to applicable law.
     The selling stockholders also may resell all or a portion of the Securities in open market transactions in reliance upon Rule 144 under the Securities Act, as permitted by that rule, or Section 4(1) under the Securities Act, if available, rather than under this prospectus, provided that they meet the criteria and conform to the requirements of those provisions.

     Broker-dealers engaged by the selling stockholders may arrange for other broker-dealers to participate in sales. If the selling stockholders effect such transactions by selling Securities to or through underwriters, broker-dealers or agents, such underwriters, broker-dealers or agents may receive commissions in the form of discounts, concessions or commissions from the selling stockholders or commissions from purchasers of the Securities for whom they may act as agent or to whom they may sell as principal. Such commissions will be in amounts to be negotiated, but, except as set forth in a supplement to this prospectus, in the case of an agency transaction will not be in excess of a customary brokerage commission in compliance with NASD Rule 2440; and in the case of a principal transaction a markup or markdown in compliance with NASD IM-2440.
     In connection with sales of the Securities or otherwise, the selling stockholders may enter into hedging transactions with broker-dealers or other financial institutions, which may in turn engage in short sales of the Securities in the course of hedging in positions they assume. The selling stockholders may also sell Securities short and if such short sale shall take place after the date that this Registration Statement is declared effective by the Commission, the selling stockholders may deliver Securities covered by this prospectus to close out short positions and to return borrowed shares in connection with such short sales. The selling stockholders may also loan or pledge Securities to broker-dealers that in turn may sell such shares, to the extent permitted by applicable law. The selling stockholders may also enter into option or other transactions with broker-dealers or other financial institutions or the creation of one or more derivative securities which require the delivery to such broker-dealer or other financial institution of shares offered by this prospectus, which shares such broker-dealer or other financial institution may resell pursuant to this prospectus (as supplemented or amended to reflect such transaction). Notwithstanding the foregoing, the selling stockholders have been advised that they may not use shares registered on this registration statement to cover short sales of our Securities made prior to the date the registration statement, of which this prospectus forms a part, has been declared effective by the SEC.
     The selling stockholders may, from time to time, pledge or grant a security interest in some or all of the Securities owned by them and, if they default in the performance of their secured obligations, the pledgees or secured parties may offer and sell the Securities from time to time pursuant to this prospectus or any amendment to this prospectus under Rule 424(b)(3) or other applicable provision of the Securities Act of 1933, as amended, amending, if necessary, the list of selling stockholders to include the pledgee, transferee or other successors in interest as selling stockholders under this prospectus. The selling stockholders also may transfer and donate the Securities in other circumstances in which case the transferees, donees, pledgees or other successors in interest will be the selling beneficial owners for purposes of this prospectus.
     The selling stockholders and any broker-dealer or agents participating in the distribution of the Securities may be deemed to be “underwriters” within the meaning of Section 2(11) of the Securities Act in connection with such sales. In such event, any commissions paid, or any discounts or concessions allowed to, any such broker-dealer or agent and any profit on the resale of the shares purchased by them may be deemed to be underwriting commissions or discounts under the Securities Act. Selling Stockholders who are “underwriters” within the meaning of Section 2(11) of the Securities Act will be subject to the applicable prospectus delivery requirements of the Securities Act and may be subject to certain statutory liabilities of, including but not limited to, Sections 11, 12 and 17 of the Securities Act and Rule 10b-5 under the Securities Exchange Act of 1934, as amended, or the Exchange Act.

     Each selling stockholder has informed the Company that it is not a registered broker-dealer and does not have any written or oral agreement or understanding, directly or indirectly, with any person to distribute the Securities. Upon the Company being notified in writing by a selling stockholder that any material arrangement has been entered into with a broker-dealer for the sale of Securities through a block trade, special offering, exchange distribution or secondary distribution or a purchase by a broker or dealer, a supplement to this prospectus will be filed, if required, pursuant to Rule 424(b) under the Securities Act, disclosing (i) the name of each such selling stockholder and of the participating broker-dealer(s), (ii) the number of shares involved, (iii) the price at which such the Securities were sold, (iv) the commissions paid or discounts or concessions allowed to such broker-dealer(s), where applicable, (v) that such broker-dealer(s) did not conduct any investigation to verify the information set out or incorporated by reference in this prospectus, and (vi) other facts material to the transaction. In no event shall any broker-dealer receive fees, commissions and markups, which, in the aggregate, would exceed eight percent (8%).
     Under the securities laws of some states, the Common Stock may be sold in such states only through registered or licensed brokers or dealers. In addition, in some states the Common Stock may not be sold unless such shares have been registered or qualified for sale in such state or an exemption from registration or qualification is available and is complied with.
     There can be no assurance that any selling stockholder will sell any or all of the Securities registered pursuant to the shelf registration statement, of which this prospectus forms a part.
     Each selling stockholder and any other person participating in such distribution will be subject to applicable provisions of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder, including, without limitation, to the extent applicable, Regulation M of the Exchange Act, which may limit the timing of purchases and sales of any of the Securities by the selling stockholder and any other participating person. To the extent applicable, Regulation M may also restrict the ability of any person engaged in the distribution of the Securities to engage in market-making activities with respect to the Securities. All of the foregoing may affect the marketability of the Securities and the ability of any person or entity to engage in market-making activities with respect to the Securities.
     We will pay all expenses of the registration of the Securities pursuant to the registration rights agreement, including, without limitation, Securities and Exchange Commission filing fees and expenses of compliance with state securities or “blue sky” laws; provided, that each selling stockholder will pay all underwriting discounts and selling commissions, if any and any related legal expenses incurred by it. We will indemnify the selling stockholders against certain liabilities, including some liabilities under the Securities Act, in accordance with the registration rights agreement, or the selling stockholders will be entitled to contribution. We may be indemnified by the selling stockholders against civil liabilities, including liabilities under the Securities Act, that may arise from any written information furnished to us by the selling stockholders specifically for use in this prospectus, in accordance with the related registration rights agreements, or we may be entitled to contribution.

Annex B
ORIENTAL FINANCIAL GROUP INC.
SELLING STOCKHOLDER NOTICE AND QUESTIONNAIRE
     The undersigned holder of securities of Oriental Financial Group Inc., a financial holding company and corporation organized in the Commonwealth of Puerto Rico (the “Company”), issued pursuant to a certain Securities Purchase Agreement by and among the Company and the Purchasers named therein, dated as of April 23, 2010, understands that the Company intends to file with the Securities and Exchange Commission a registration statement on Form S-3 (the “Resale Registration Statement”) for the registration and the resale under Rule 415 of the Securities Act of 1933, as amended (the “Securities Act”), of the Registrable Securities in accordance with the terms of a certain Registration Rights Agreement by and among the Company and the Purchasers named therein, dated as of April 23, 2010 (the “Agreement”). All capitalized terms not otherwise defined herein shall have the meanings ascribed thereto in the Agreement.
     In order to sell or otherwise dispose of any Registrable Securities pursuant to the Resale Registration Statement, a holder of Registrable Securities generally will be required to be named as a selling stockholder in the related prospectus or a supplement thereto (as so supplemented, the “Prospectus”), deliver the Prospectus to purchasers of Registrable Securities (including pursuant to Rule 172 under the Securities Act) and be bound by the provisions of the Agreement (including certain indemnification provisions, as described below). Holders must complete and deliver this Notice and Questionnaire in order to be named as selling stockholders in the Prospectus. Holders of Registrable Securities who do not complete, execute and return this Notice and Questionnaire within ten (10) Trading Days following the date of the Agreement (1) will not be named as selling stockholders in the Resale Registration Statement or the Prospectus and (2) may not use the Prospectus for resales of Registrable Securities.
     Certain legal consequences arise from being named as a selling stockholder in the Resale Registration Statement and the Prospectus. Holders of Registrable Securities are advised to consult their own securities law counsel regarding the consequences of being named or not named as a selling stockholder in the Resale Registration Statement and the Prospectus.
NOTICE
     The undersigned holder (the “Selling Stockholder”) of Registrable Securities hereby gives notice to the Company of its intention to sell or otherwise dispose of Registrable Securities owned by it and listed below in Item (3), unless otherwise specified in Item (3), pursuant to the Resale Registration Statement. The undersigned, by signing and returning this Notice and Questionnaire, understands and agrees that it will be bound by the terms and conditions of this Notice and Questionnaire and the Agreement.
     The undersigned hereby provides the following information to the Company and represents and warrants that such information is accurate and complete:

QUESTIONNAIRE
1.	Name.

(a)	Full Legal Name of Selling Stockholder:

(b)	Full Legal Name of Registered Holder (if not the same as (a) above) through which Registrable Securities Listed in Item 3 below are held:

(c)	Full Legal Name of Natural Control Person (which means a natural person who directly or indirectly alone or with others has power to vote or dispose of the securities covered by the questionnaire):

2.	Address for Notices to Selling Stockholder:

Telephone:

Fax:

Contact Person:

E-mail address of Contact Person:

3. Beneficial Ownership of Registrable Securities Issuable Pursuant to the Purchase Agreement:

(a)	Type and Number of Registrable Securities beneficially owned and issued pursuant to the Agreement:

(b)	Number of Securities to be registered pursuant to this Notice for resale:

4. Broker-Dealer Status:

(a)	Are you a broker-dealer?

Yes ☐ No ☐

(b)	If “yes” to Section 4(a), did you receive your Registrable Securities as compensation for investment banking services to the Company?

Yes ☐ No ☐

Note:	If no, the Commission’s staff has indicated that you should be identified as an underwriter in the Registration Statement.

(c)	Are you an affiliate of a broker-dealer?

Yes ☐ No ☐

Note:	If yes, provide a narrative explanation below:

(c)	If you are an affiliate of a broker-dealer, do you certify that you bought the Registrable Securities in the ordinary course of business, and at the time of the purchase of the Registrable Securities to be resold, you had no agreements or understandings, directly or indirectly, with any person to distribute the Registrable Securities?

Yes ☐ No ☐

Note:	If no, the Commission’s staff has indicated that you should be identified as an underwriter in the Registration Statement.
5.	Beneficial Ownership of Other Securities of the Company Owned by the Selling Stockholder.

Except as set forth below in this Item 5, the undersigned is not the beneficial or registered owner of any securities of the Company other than the Registrable Securities listed above in Item 3.

Type and amount of other securities beneficially owned:

—

—

6. Relationships with the Company:

Except as set forth below, neither the undersigned nor any of its affiliates, officers, directors or principal equity holders (owners of 5% of more of the equity securities of the undersigned) has held any position or office or has had any other material relationship with the Company (or its predecessors or affiliates) during the past three years.

State any exceptions here:

7.	Plan of Distribution:

The undersigned has reviewed the form of Plan of Distribution attached as Annex A to the Registration Rights Agreement, and hereby confirms that, except as set forth below, the information contained therein regarding the undersigned and its plan of distribution is correct and complete.

State any exceptions here:

***********
By signing below, the undersigned consents to the disclosure of the information contained herein in its answers to Items (1) through (7) above and the inclusion of such information in the Resale Registration Statement and the Prospectus. The undersigned understands that such information will be relied upon by the Company in connection with the preparation or amendment of any such Registration Statement and the Prospectus.
By signing below, the undersigned acknowledges that it understands its obligation to comply, and agrees that it will comply, with the provisions of the Exchange Act and the rules and regulations thereunder, particularly Regulation M in connection with any offering of Registrable Securities pursuant to the Resale Registration Statement. The undersigned also acknowledges that it understands that the answers to this Questionnaire are furnished for use in connection with Registration Statements filed pursuant to the Registration Rights Agreement and any amendments or supplements thereto filed with the Commission pursuant to the Securities Act.

I confirm that, to the best of my knowledge and belief, the foregoing statements (including without limitation the answers to this Questionnaire) are correct.
IN WITNESS WHEREOF the undersigned, by authority duly given, has caused this Questionnaire to be executed and delivered either in person or by its duly authorized agent.

Dated:	Beneficial Owner:

By:
Name:
Title:

EXHIBIT C-1
ACCREDITED INVESTOR QUESTIONNAIRE
(ALL INFORMATION WILL BE TREATED CONFIDENTIALLY)

To:	Oriental Financial Group Inc.
This Investor Questionnaire (“Questionnaire”) must be completed by each potential investor in connection with the offer and sale of shares of mandatorily convertible non-cumulative non-voting perpetual preferred stock, $1,000 liquidation preference per share (the “Preferred Shares”), of Oriental Financial Group Inc., a financial holding company and corporation organized in the Commonwealth of Puerto Rico (the “Corporation”). The Preferred Shares are being offered and sold by the Corporation without registration under the Securities Act of 1933, as amended (the “Securities Act”), and the securities laws of certain states, in reliance on the exemptions contained in Section 4(2) of the Securities Act and on Regulation D promulgated thereunder and in reliance on similar exemptions under applicable state laws. The Corporation must determine that a potential investor meets certain suitability requirements before offering or selling Preferred Shares to such investor. The purpose of this Questionnaire is to assure the Corporation that each investor will meet the applicable suitability requirements. The information supplied by you will be used in determining whether you meet such criteria, and reliance upon the private offering exemptions from registration is based in part on the information herein supplied.
This Questionnaire does not constitute an offer to sell or a solicitation of an offer to buy any security. Your answers will be kept strictly confidential. However, by signing this Questionnaire, you will be authorizing the Corporation to provide a completed copy of this Questionnaire to such parties as the Corporation deems appropriate in order to ensure that the offer and sale of the Preferred Shares will not result in a violation of the Securities Act or the securities laws of any state and that you otherwise satisfy the suitability standards applicable to purchasers of the Preferred Shares. All potential investors must answer all applicable questions and complete, date and sign this Questionnaire. Please print or type your responses and attach additional sheets of paper if necessary to complete your answers to any item.

PART A.	BACKGROUND INFORMATION
Name of Beneficial Owner of the Preferred Shares:

Business Address:

(Number and Street)

(City)	(State)	(Zip Code)
Telephone Number: (        )

If a corporation, partnership, limited liability company, trust or other entity:

Type of entity:

Were you formed for the purpose of investing in the securities being offered?
     Yes ☐                 No ☐
If an individual:
Residence Address:

(Number and Street)

(City)	(State)	(Zip Code)
Telephone Number: (        )

Age:	Citizenship:	Where registered to vote:
Set forth in the space provided below the state(s), if any, in the United States in which you maintained your residence during the past two years and the dates during which you resided in each state:
Are you a director or executive officer of the Corporation?
     Yes ☐                No ☐
Social Security or Taxpayer Identification No.

PART B.	ACCREDITED INVESTOR QUESTIONNAIRE
     In order for the Company to offer and sell the Preferred Shares in conformance with state and federal securities laws, the following information must be obtained regarding your investor status. Please initial each category applicable to you as a Purchaser of Preferred Shares.
(1)	A bank as defined in Section 3(a)(2) of the Securities Act, or any savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act whether acting in its individual or fiduciary capacity;

(2)	A broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934;

(3)	An insurance company as defined in Section 2(13) of the Securities Act;

(4)	An investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of that act;

(5)	A Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958;

(6)	A plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000;

(7)	An employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974, if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors;

(8)	A private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940;

(9)	An organization described in Section 501(c)(3) of the Internal Revenue Code, a corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the Preferred Shares, with total assets in excess of $5,000,000;

(10)	A trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Preferred Shares, whose purchase is directed by a sophisticated person who has such knowledge and experience in financial and business matters that such person is capable of evaluating the merits and risks of investing in the Company;

(11)	A natural person whose individual net worth, or joint net worth with that person’s spouse, at the time of his purchase exceeds $1,000,000;

(12)	A natural person who had an individual income in excess of $200,000 in each of the two most recent years, or joint income with that person’s spouse in excess of $300,000, in each of those years, and has a reasonable expectation of reaching the same income level in the current year;

(13)	An executive officer or director of the Corporation;

(14)	An entity in which all of the equity owners qualify under any of the above subparagraphs. If the undersigned belongs to this investor category only, list the equity owners of the undersigned, and the investor category which each such equity owner satisfies.

A.	FOR EXECUTION BY AN INDIVIDUAL:

By
Date
Print Name:

B.	FOR EXECUTION BY AN ENTITY:

Entity Name:

By
Date
Print Name:

Title:

C.	ADDITIONAL SIGNATURES (if required by partnership, corporation or trust document):

Entity Name:

By
Date
Print Name:

Title:

Entity Name:

By
Date
Print Name:

Title:

EXHIBIT C-2
Stock Certificate Questionnaire
Pursuant to Section 2.2(b) of the Agreement, please provide us with the following information:

1.	The exact name that the Preferred Shares are to be registered in (this is the name that will appear on the stock certificate(s) and warrant(s)). You may use a nominee name if appropriate:

2.	The relationship between the Purchaser of the Preferred Shares and the Registered Holder listed in response to Item 1 above:

3.	The mailing address, telephone and telecopy number of the Registered Holder listed in response to Item 1 above:

4.	The Tax Identification Number (or, if an individual, the Social Security Number) of the Registered Holder listed in response to Item 1 above:

EXHIBIT D
Form of Opinion of Company Puerto Rican Counsel*
1.	The Company is duly registered as a bank holding company under the Bank Holding Company Act of 1956, as amended, and a financial holding company under the Gramm-Leach-Bliley Act of 1999, as amended, and has been duly incorporated and is validly existing as a corporation in good standing under the laws of the Commonwealth of Puerto Rico.
2.	The Company has the corporate power and authority to execute and deliver and to perform its obligations under the Transaction Documents, including, without limitation, to issue the Preferred Shares and, upon obtaining the Stockholder Approvals, the Underlying Shares.
3.	Each of the Transaction Documents has been duly authorized, executed and delivered by the Company and, assuming due authorization, execution and delivery by the Purchasers (to the extent they are a party), each of the Transaction Documents constitutes a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms.
4.	The execution and delivery by the Company of each of the Transaction Documents and the performance by the Company of its obligations under such agreements, including its issuance and sale of the Preferred Shares and, upon obtaining the Stockholder Approvals, the Underlying Shares, do not and will not: (a) result in any violation of the Certificate of Incorporation or Bylaws of the Company, (b) require any consent, approval, license or exemption by, order or authorization of, or filing, recording or registration by the Company with any Puerto Rican governmental authority, except for the filing of the Certificate of Designations with the Puerto Rico Department of State, (c) violate any court order, judgment or decree, if any, or (d) result in a breach of, or constitute a default under, any Material Contract.
5.	The Preferred Shares being delivered to the Purchasers pursuant to the Securities Purchase Agreement have been duly and validly authorized and, when issued, delivered and paid for as contemplated in the Securities Purchase Agreement, will be duly and validly issued, fully paid and non-assessable, and free of any preemptive right or similar rights contained in the Company’s Certificate of Incorporation or Bylaws. The Underlying Shares, when issued in accordance with the Certificate of Designations, will be duly and validly issued, fully paid and non-assessable, and free of any preemptive right or similar rights contained in the Company’s Certificate of Incorporation or Bylaws.

*	The opinion letter of Company Counsel will be subject to customary limitations and carveouts.

EXHIBIT E
Form of Opinion of Company U.S. Counsel*
1.	Each of the Transaction Documents has been duly executed and delivered to the extent such execution and delivery are governed by the laws of the State of New York by the Company, and assuming due authorization, execution and delivery by the Purchasers, each of the Transaction Documents constitutes a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms.
2.	The execution and delivery by the Company of each of the Transaction Documents and the consummation by the Company of the transaction contemplated thereby, including the issuance and sale of the Preferred Shares and the Underlying Shares, will not (i) constitute a violation of, or breach or default under, the terms of any Applicable Contract or (ii) violate or conflict with, or result in any contravention of, any Applicable Law or Applicable Orders. We do not express any opinion, however, as to whether the execution, delivery or performance by the Company of the Transaction Documents will constitute a violation of, or default under, any covenant, restriction or provision with respect to financial ratios or tests or any aspect of the financial condition or results of operations of the Company or any of its subsidiaries.
3.	No Governmental Approval, which has not been obtained or taken and is not in full force and effect, is required to authorize, or is required for, the execution or delivery of the Transaction Documents by the Company or the consummation by the Company of the transactions contemplated thereby.
4.	Assuming (i) the accuracy of the representations and warranties of the Company set forth in Section 3.1 of the Securities Purchase Agreement and of you in Section 3.2 of the Securities Purchase Agreement, and (ii) the accuracy of the representations and warranties made in the Accredited Investor Questionnaire, the offer, sale and delivery of the Preferred Shares to you in the manner contemplated by the Securities Purchase Agreement, do not require registration under the Securities Act, and the Underlying Shares issuable to the holders of the Preferred Shares in accordance with the Certificate of Designations may be delivered to such holders without registration under the Securities Act provided that no commission or other remuneration is paid or given directly or indirectly for soliciting such conversion.

*	The opinion letter of Company Counsel will be subject to customary limitations and carveouts.

EXHIBIT F
Form of Secretary’s Certificate
The undersigned hereby certifies that he is the duly elected, qualified and acting Secretary of Oriental Financial Group Inc., a financial holding company and corporation organized in the Commonwealth of Puerto Rico (the “Company”), and that as such he is authorized to execute and deliver this certificate in the name and on behalf of the Company and in connection with the Securities Purchase Agreement, dated as of April 23, 2010, by and among the Company and the investors party thereto (the “Securities Purchase Agreement”), and further certifies in his official capacity, in the name and on behalf of the Company, the items set forth below. Capitalized terms used but not otherwise defined herein shall have the meaning set forth in the Securities Purchase Agreement.
1.	Attached hereto as Exhibit A is a true, correct and complete copy of the resolutions duly adopted by the Board of Directors of the Company at a meeting held on [_______], 2010. Such resolutions have not in any way been amended, modified, revoked or rescinded, have been in full force and effect since their adoption to and including the date hereof and are now in full force and effect.
2.	The Company’s Certificate of Incorporation, as amended, were filed as an Exhibit to the Form S-3 on April 2, 1999; its Bylaws were filed as an exhibit to the 8-K filed with the SEC on June 23, 2008. Such Certificate of Incorporation, as amended, and Bylaws, constitute true, correct and complete copies of the Certificate of Incorporation, as amended, and Bylaws as in effect on the date hereof.
3.	Each person listed below has been duly elected or appointed to the position(s) indicated opposite his name and is duly authorized to sign the Securities Purchase Agreement and each of the Transaction Documents on behalf of the Company, and the signature appearing opposite such person’s name below is such person’s genuine signature.

Name	Position	Signature

IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of this ___ day of [____], 2010.

[_____________]
Secretary
I, [_____________], [Chief Financial Officer], hereby certify that [_____________] is the duly elected, qualified and acting Secretary of the Company and that the signature set forth above is his true signature.

[______________]
[Chief Financial Officer]

EXHIBIT A
Resolutions
ORIENTAL FINANCIAL GROUP INC.
Authorization of Preferred Stock Private Placement and
Creation of Preferred Stock Pricing Committee
     WHEREAS, Oriental Financial Group Inc. (hereinafter referred to as the “Corporation”) wants to authorize the issuance and private sale of up to $200,000,000 in aggregate initial offering price of one or more series of the Corporation’s preferred stock, $1.00 par value per share (hereinafter referred to as the “Preferred Stock”).
     NOW, THEREFORE, BE IT RESOLVED, that the Corporation is hereby authorized to issue and sell the Preferred Stock in one or more private transactions exempt from registration under applicable laws; provided, however, that the Preferred Stock shall have an aggregate initial offering price not exceeding the sum of Two Hundred Million United States Dollars (US$200,000,000) or, if applicable, the equivalent thereof in any other currency or currencies.
Authorized Officers; Registration Exemptions
     FURTHER RESOLVED, that José Rafael Fernández, President, Chief Executive Officer and Vice Chairman of the Board, Julio Micheo, Senior Executive Vice President, Treasurer and Chief Investment Officer, and Norberto González, Executive Vice President and Chief Financial Officer (hereinafter collectively referred to as the “Authorized Officers”), each acting singly be, and hereby are, authorized, empowered and directed, in the name and on behalf of the Corporation, to take any and all actions which they may deem necessary or desirable in order to effect the registration exemptions of the Preferred Stock for offering and sale under the United States federal securities laws, and the Blue Sky or securities laws of the Commonwealth of Puerto Rico and any of the States of the United States of America and, in connection therewith, to execute, acknowledge, verify, deliver, file or cause to be established, in any case on behalf of the Corporation, any applications, reports, consents to service of process, appointments of attorneys to receive service of process, and other papers, documents and instruments as may be required under such laws and to take any and all further action as they deem necessary or advisable in order to maintain any such registration exemption for as long as they deem necessary or advisable or as may be required by law.
Transfer Agent
     FURTHER RESOLVED, that American Stock Transfer and Trust Company, be and hereby is appointed as Transfer Agent and Registrar of the Preferred Stock and said Transfer Agent and Registrar shall be vested with all powers and duties with respect to the Preferred Stock as are presently vested or charged in its capacities as Transfer Agent and Registrar with respect to the currently outstanding shares of common stock and serial preferred stock of the Corporation.

Net Proceeds
     FURTHER RESOLVED, that the net proceeds from the sale of the Preferred Stock be used for the purpose of acquiring certain assets and liabilities of a failed bank from the Federal Deposit Insurance Corporation and related transaction fees and expenses.
Indemnification
     FURTHER RESOLVED, that to the extent permitted by applicable law and not prohibited by the Corporation’s Certificate of Incorporation, as amended, the Corporation (i) shall indemnify and hold harmless each and every past and present director and officer of the Corporation, and each attorney-in-fact of such director or officer, against any and all losses, claims, damages or liabilities to which such person may become subject under the Securities Act of 1933, as amended (hereinafter referred to as the “Securities Act”), the Securities Exchange Act of 1934, as amended, any insurance, Blue Sky or securities laws of the Commonwealth of Puerto Rico or of any State of the United States of America or any comparable or similar laws of any other jurisdiction, or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise in connection with the offering and sale of the Preferred Stock as contemplated herein or in connection with any filing under such laws, or any amendments thereto; and (ii) shall reimburse each such person for any legal or other expenses reasonably incurred by him or her in connection with investigating or defending any such action or claim.
Form and Execution of Preferred Stock
     FURTHER RESOLVED, that the Authorized Officers be, and each of them acting singly hereby is, authorized, empowered and directed, in the name and on behalf of the Corporation, to execute, seal (or cause the Treasurer or Secretary, or any Assistant Treasurer or Assistant Secretary, of the Corporation to seal) with the seal of the Corporation (or facsimile thereof), and deliver, or cause to be delivered, any certificates representing the shares of Preferred Stock as authorized herein in such form as may be approved by any of the Authorized Officers, which approval shall be conclusively evidenced by the execution by any such Authorized Officer of an Officer’s Certificate with such form or forms of Preferred Stock set forth therein or annexed thereto; and that the signatures of any of the foregoing officers on the shares of Preferred Stock may be manual or facsimile.
Restrictive Legends
     FURTHER RESOLVED, that any such certificates representing the shares of Preferred Stock as authorized herein shall contain any and all required legends evidencing that the Preferred Stock has not been registered under the Securities Act and the Blue Sky or securities laws of the Commonwealth of Puerto Rico or of any State of the United States of America, or any comparable or similar laws of any other jurisdiction, and setting forth or referring to the restrictions on transferability and sale of the Preferred Stock.

General Enabling
     FURTHER RESOLVED, that the Authorized Officers be, and each of them acting singly hereby is, authorized, empowered and directed, in the name and on behalf of the Corporation to take, or cause to be taken, any and all action which each such officer may deem necessary or desirable in order to carry out the purpose and intent of the foregoing resolutions or in order to perform, or cause to be performed, the obligations of the Corporation under any agreement referred to herein, and, in connection therewith, to make, execute and deliver, or cause to be made, executed and delivered, all agreements, undertakings, documents, certificates, orders, requests or instruments in the name and on behalf of the Corporation as each such officer may deem necessary or desirable and any such action which they may have taken is hereby authorized and ratified.
Preferred Stock Pricing Committee
     FURTHER RESOLVED, that the Preferred Stock Pricing Committee be and hereby is authorized and empowered, in the name and on behalf of the Corporation, to determine the number of shares to be offered and sold hereunder, the offering price or prices thereof, the fees to be paid to any placement agent or agents, and the designations, preferences, rights, qualifications, limitations, restrictions and other terms of the Preferred Stock in accordance herewith.
     FURTHER RESOLVED, that for the sale of the Preferred Stock, the Preferred Stock Pricing Committee be and hereby is authorized, empowered and directed, in the name and on behalf of the Corporation, to approve and cause to be executed one or more private placement agreements, registration rights agreements, and any other agreement or agreements that the Preferred Stock Pricing Committee may deem necessary or appropriate in connection with the arrangements for the sale and purchase of the Preferred Stock, and that the Authorized Officers be, and each of them acting singly hereby is, authorized to execute and deliver in the name and on behalf of the Corporation any such agreement or agreements in substantially the form approved by the Preferred Stock Pricing Committee with such changes therein, additions thereto, and deletions therefrom as the Authorized Officer executing the same may approve, as conclusively evidenced by the execution and delivery thereof.
     FURTHER RESOLVED, that José Rafael Fernández, Vice Chairman of the Board, be and hereby is appointed as the sole member of the Preferred Stock Pricing Committee, and shall be authorized to exercise such corporate power and authority with respect to the issuance of the Preferred Stock as was delegated to the Preferred Stock Pricing Committee in the foregoing resolutions.
     FURTHER RESOLVED, that José J. Gil Lamadrid, Chairman of the Board, be and hereby is appointed as the alternate member of the Preferred Stock Pricing Committee, who may act in place of Mr. Fernández but only if Mr. Fernández is absent or otherwise not able to discharge the powers delegated to the Preferred Stock Pricing Committee with respect to the issuance of the Preferred Stock.

     IN WITNESS WHEREOF, the members of the Board of Directors of the Corporation hereby approve, execute and deliver this Resolution by unanimous consent in lieu of meeting as of April 21, 2010.

SIGNATURE	TITLE

/s/ José J. Gil de Lamadrid José J. Gil de Lamadrid	Chairman

/s/ José Rafael Fernández José Rafael Fernández	President, Chief Executive Officer and Vice Chairman

/s/ Juan Carlos Aguayo Juan Carlos Aguayo	Director

/s/ Pablo I. Altieri Pablo I. Altieri	Director

/s/ Maricarmen Aponte Maricarmen Aponte	Director

/s/ Francisco Arriví Francisco Arriví	Director

/s/ Nelson García Nelson García	Director

/s/ Julian S. Inclán Julian S. Inclán	Director

/s/ Rafael Machargo-Chardón Rafael Machargo-Chardón	Director

SIGNATURE	TITLE

/s/ Pedro Morazzani Pedro Morazzani	Director

/s/ Josen Rossi Josen Rossi	Director

EXHIBIT B
Certificate of Incorporation
AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
OF
ORIENTAL FINANCIAL GROUP INC
     FIRST: The name of the corporation (hereinafter called the Corporation) is “Oriental Financial Group Inc.”
     SECOND: The principal office of the Corporation in the Commonwealth of Puerto Rico is located at Hato Rey Tower, 268 Muñoz Rivera Avenue, Suite 501, Hato Rey, Puerto Rico in the Municipality of San Juan, Puerto Rico. The name of the resident agent of the Corporation is CT Corporation System and its address is 361 San Francisco Street, 4th Floor, San Juan, Puerto Rico 00901.
     THIRD: The purpose of the Corporation is to engage, for profit, in any lawful act or activity for which a corporation may be organized under the General Corporation Law of the Commonwealth of Puerto Rico.
     FOURTH: The authorized capital of the Corporation shall be FORTY FIVE MILLION DOLLARS ($45,000,000) represented by FORTY MILLION (40,000,000) shares of common stock, $1.00 par value per share, and FIVE MILLION (5,000,000) shares of preferred stock, $1.00 par value per share. The shares may be issued by the Corporation from time to time as authorized by the Board of Directors without the further approval of shareholders, except to the extent that such approval is required by governing law, rule or regulation.
     The Board of Directors is expressly authorized to provide, when it deems necessary, for the issuance of shares of preferred stock in one or more series, with such voting powers, full or limited, but not to exceed one vote per share, or without voting powers; and with such designations, preferences, rights, qualifications, limitations or restrictions thereof, as shall be expressed in the resolution or resolutions of the Board of Directors, authorizing such issuance, including (but without limiting the generality of the foregoing) the following:
     (a) the designation of such series, the number of shares to constitute such series and the stated value thereof if different from the par value thereof;
     (b) the dividend rate of such series, the conditions and dates upon which the dividends shall be payable, the preference or relation which such dividends shall bear to the dividends payable on any other class or classes of capital stock of the Corporation, and whether such dividends shall be cumulative or non-cumulative;

     (c) whether the shares of such series shall be subject to redemption by Corporation, and if made subject to such redemption, the terms and conditions of such redemption;
     (d) the terms and amount of any sinking fund provided for the purchase or redemption of the shares of such series;
     (e) whether the shares of such series shall be convertible and if provision be made for conversion, the terms of such conversion;
     (f) the extent, if any, to which the holders of such shares shall be entitled to vote; provided, however, that in no event, shall any holder of any series of preferred stock be entitled to more than one vote for each such share;
     (g) the restrictions and conditions, if any, upon the issue or re-issue of any additional preferred stock ranking on a parity with or prior to such shares as to dividends or upon dissolution;
     (h) the rights of the holders of such shares upon dissolution of, or upon distribution of assets of the Corporation, which rights may be different in the case of a voluntary dissolution; and
     (i) any other powers, preferences and relative, participating, optional and other special rights, and any qualifications, limitations and restrictions thereof.
     The powers, preferences and relative, participating, optional and other special rights, of each series of preferred stock, and the qualifications, limitations or restrictions thereof, if any, may differ from those of any and all other series at any time outstanding. All shares of any one series of preferred stock shall be identical in all respects with all other shares of such series, except that shares of any one series issued at different times may differ as to the dates from which dividends thereon shall accrue and/or be cumulative.
     FIFTH: No holder of the capital stock of the Corporation shall be entitled as such, as a matter of right, to subscribe for or purchase any part of any new or additional issue of stock of any class whatsoever of the Corporation, or of securities convertible into stock of any class whatsoever, whether now or hereafter authorized, or whether issued for cash or other consideration or by way of a dividend.
     SIXTH: The name, place of residence and postal address of the sole incorporator are as follows:

Name	Place of Residence and Postal Address
Pedro Maldonado	Carretera 971
Kilómetro 12.2
Barrio Sonadora
Naguabo, Puerto Rico

P.O. Box 364225
San Juan, Puerto Rico 00936-4225
     SEVENTH: The Corporation is to have perpetual existence.
     EIGHTH: For the management of the business and for the conduct of the affairs of the Corporation, and in further creation, definition, limitation and regulation of the powers of the Corporation and of its directors and stockholders, it is further provided:
     1. Directors and Number of Directors. The business and affairs of the Corporation shall be managed by or under the direction of a Board of Directors. The number of directors of the Corporation shall be fixed by, or in the manner provided in, the by-laws. The directors of the Corporation need not be stockholders.
     2. Classification and Term. The Board of Directors, other than those who may be elected by the holders of any class or series of stock having preference over the Common Stock as to dividends or upon liquidation, shall be divided into three classes as nearly equal in number as possible, with one class to be elected annually. The term of office of the initial directors shall be as follows: the term of directors of the first class shall expire at the first annual meeting of stockholders after the effective date of this Certificate of Incorporation; the term of office of the directors of the second class shall expire at the second annual meeting of stockholders after the effective date of this Certificate of Incorporation; and the term of office of the third class shall expire at the third annual meeting of stockholders after the effective date of this Certificate of Incorporation; and, as to directors of each class, when their respective successors are elected and qualified. At each annual meeting of stockholders, directors elected to succeed those whose terms are expiring shall be elected for a term of office to expire at the third succeeding annual meeting of stockholders and when their respective successors are elected and qualified.
     3. Cumulative Voting. At each annual meeting of stockholders in which more than one director is being elected, every stockholder entitled to vote at such election shall have the right to vote, in person or by proxy, the number of shares owned by the stockholder for as many persons as there are directors to be elected and for whose election the stockholder has a right to vote, or to cumulate the votes by giving one candidate as many votes as the number of such directors to be elected multiplied by the number of his shares shall equal, or by distributing such votes on the same principle among any number of candidates.

     4. Vacancies. Except as otherwise fixed pursuant to the provisions of Article FOURTH hereof relating to the rights of the holders of any class or series of stock having a preference over the Common Stock as to dividends or upon liquidation to elect directors, any vacancy occurring in the Board of Directors, including any vacancy created by reason of an increase in the number of directors, may be filled by a majority vote of the directors then in office, whether or not a quorum is present, or by a sole remaining director, and any director so chosen shall hold office for the remainder of the term to which the director has been selected and until such director’s successor shall have been elected and qualified. When the number of directors is changed, the Board of Directors shall determine the class or classes to which the increased or decreased number of directors shall be apportioned; provided that no decrease in the number of directors shall shorten the term of any incumbent director.
     5. Removal. Subject to the rights of any class or series of stock having preference over the Common Stock as to dividends or upon liquidation to elect directors, any director (including persons elected by directors to fill vacancies in the Board of Directors) may be removed from office only with cause by an affirmative vote of not less than a majority of the votes eligible to be cast by stockholders at a duly constituted meeting of stockholders called expressly for such purpose.
     6. By-Laws. The Board of Directors is expressly authorized and empowered to make, alter and repeal the by-laws of the Corporation, subject to the power of the stockholders to alter or repeal the by-laws made by the Board of Directors. Such action by the Board of Directors shall require the affirmative vote of a majority of the directors then in office at any regular or special meeting of the Board of Directors. Such action by the stockholders shall require the affirmative vote of the holders of a majority of the shares of the Corporation entitled to vote generally in an election of directors, voting together as a single class, as well as such additional vote of the preferred stock as may be required by the provisions of any series thereof.
     NINTH: The personal liability of the directors and officers of the Corporation for monetary damages shall be eliminated to the fullest extent permitted by the General Corporation Law of the Commonwealth of Puerto Rico as it exists on the effective date of this Certificate of Incorporation or as such law may be thereafter in effect. No amendment, modification or repeal of this Article NINTH shall adversely affect the rights provided hereby with respect to any claim, issue or matter in any proceeding that is based in any respect on any alleged action or failure to act prior to such amendment, modification or repeal.
     TENTH: The affirmative vote of the holders of not less than seventy-five percent (75%) of the total number of outstanding shares of the Corporation shall be required to amend this Article TENTH to the extent that such amendment is not approved by eighty percent (80%) of the Corporation’s Board of Directors then in office; to approve any Business Combination for which stockholder approval is required by applicable law to the extent that such Business Combination is not approved by eighty percent (80%) of the Corporation’s Board of Directors then in office; or to approve the voluntary dissolution of the Corporation to the extent that such dissolution is not approved by eighty percent (80%) of the Corporation’s Board of Directors then in office, notwithstanding that applicable law would otherwise permit any of the above with the approval of fewer shares or without the approval of any shares.

     For purposes of this Article TENTH, the term “Business Combination” shall mean:
     (a) a merger, reorganization, or consolidation in which the Corporation is a constituent corporation; or
     (b) the sale, lease, or hypothecation of substantially all the assets of the Corporation.

EXHIBIT C
Bylaws
BY-LAWS OF
ORIENTAL FINANCIAL GROUP INC.
ARTICLE I.
STOCKHOLDERS
     SECTION 1. Place of Meetings. All annual and special meetings of stockholders shall be held at the principal office of the Corporation or at such other place as the Board of Directors may determine.
     SECTION 2. Annual Meeting. A meeting of the stockholders of the Corporation for the election of directors and for the transaction of any other business of the Corporation shall be held annually after the end of the Corporation’s fiscal year at such date and time as the Board of Directors may determine in accordance with applicable laws and regulations.
     SECTION 3. Special Meeting. Special meetings of stockholders, for any purpose(s), may be called at any time by the Chairman, the Vice Chairman, the President or by the Board of Directors, and shall be called by the Chairman or the Vice Chairman of the Board, the President or the Secretary upon the written request of the holders of not less than twenty percent (20%) of the paid-in capital of the Corporation entitled to vote at the meeting. The written request specified above shall state the purpose(s) of the meeting and shall be delivered at the principal office of the Corporation addressed to the Chairman or the Vice Chairman of the Board, the President or the Secretary.
     SECTION 4. Conduct of Meetings. The Board of Directors shall designate, when present, the Chairman of the Board or, if he or she is not present, the Vice Chairman of the Board, to preside at any and all stockholders’ meetings.
     SECTION 5. Notice of Meetings. Notice of all meetings of stockholders shall be mailed to each stockholder of the Corporation at least ten (10) days, but not more than sixty (60) days, prior to the date for each such meeting.
     SECTION 6. Fixing of Record Date. For the purpose of determining stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, or stockholders entitled to receive payment of any dividend, or in order to make a determination of stockholders for any other proper purpose, the Board of Directors shall fix in advance a date as the record date for any such determination of stockholders. Such date in any case shall be not more than sixty (60) days nor less than ten (10) days prior to the date on which the particular action, requiring such determination of stockholders, is to be taken. When a determination of stockholders entitled to vote at any meeting of stockholders has been made as provided in this Section 6, such determination shall apply to any adjournment thereof.
     SECTION 7. Voting Lists. At least ten (10) days before each meeting of the stockholders, the officer or agent having charge of the stock transfer books for shares of the Corporation shall make a complete list of the stockholders entitled to vote at such meeting, or any adjournment thereof, arranged in alphabetical order, with the address of and the number of shares held by each. This list of stockholders shall be kept on file at the principal office of the Corporation and shall be subject to inspection by any stockholder at any time during normal business hours for a period of ten (10) days prior to such meeting. Such list shall also be produced and kept open at the time and place of the meeting and shall be subject to the inspection of any stockholder during the entire time of the meeting. The original stock transfer book shall constitute prima facie evidence of the stockholders entitled to examine such list or transfer books or to vote at any meeting of stockholders.
     SECTION 8. Quorum; Manner of Acting. A majority of the outstanding shares of the Corporation entitled to vote, represented in person or by proxy, shall constitute a quorum at a meeting of stockholders. If less than a majority of the outstanding shares is represented at a meeting, a majority of the shares so represented may adjourn the meeting from time to time without further notice; provided that the date of the adjourned meeting shall not be more than thirty (30) days after the date for which the first meeting was called. At such adjourned meeting at which a quorum shall be present or represented, any business may be transacted which might have been at the meeting as originally notified. The stockholders present at a duly organized meeting may continue to transact business until adjournment, notwithstanding the withdrawal of enough stockholders to leave less than a quorum.
     Except as otherwise provided in the Corporation’s Certificate of Incorporation or under applicable law, in all matters other than the election of directors, the affirmative vote of the majority of shares present in person or represented by proxy at the meeting and entitled to vote on the subject matter shall be the act of the stockholders. Directors shall be elected by a plurality of the votes of the shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors (which number shall take into account the cumulation as votes as provided in the Corporation s Certificate of Incorporation and Article I, Section 11 of these By-laws). If, at any meeting of the stockholders, due to a vacancy or vacancies or otherwise, directors of more than one class of the Board of Directors are to be elected, each class of directors to be elected at the meeting shall be elected in a separate election by a plurality vote.
     SECTION 9. Proxies. At all meetings of stockholders, a stockholder may vote by proxy executed in writing by the stockholder or by his or her duly authorized attorney in fact. Proxies solicited on behalf of the management shall be voted as directed by the stockholder or, in the absence of such direction, as determined by a majority of the Board of Directors. Proxies must be filed with the Secretary of the Corporation.
     SECTION 10. Voting of Shares by Certain Holders. Shares standing in the name of another corporation may be voted by any officer, agent or proxy as the by-laws of such corporation may prescribe, or, in the absence of such provision, as the board of directors of such corporation may determine. Shares held by an administrator, executor, guardian or conservator may be voted by him or her, either in person or by proxy, without a transfer of such shares into his or her name. Shares standing in the name of a trustee may be voted by him or her, either in person or by proxy, but no trustee shall be entitled to vote shares held by him or her without a transfer of such shares into his or her name. Shares standing in the name of a receiver may be voted by such receiver, and shares held by or under the control of a receiver may be voted by such receiver without the transfer thereof into his or her name if authority to do so is contained in an appropriate order of the court or other public authority by which such receiver was appointed.
          A stockholder whose shares are pledged shall be entitled to vote such shares until the shares have been transferred into the name of the pledgee, and thereafter the pledgee shall be entitled to vote the shares so transferred.
     SECTION 11. Cumulative Voting. At each annual meeting of stockholders in which more than one director is being elected, every stockholder entitled to vote at such election shall have the right to vote, in person or by proxy, the number of shares owned by the stockholder for as many persons as there are directors to be elected and for whose election the stockholder has a right to vote, or to cumulate the votes by giving one candidate as many votes as the number of such directors to be elected multiplied by the number of his or her shares shall equal, or by distributing such votes on the same principle among any number of candidates.
     SECTION 12. Inspector of Election. In advance of any meeting of stockholders, the Chairman of the Board of Directors may appoint any person(s) other than nominees for office as inspectors of election to act at such meeting or any adjournment thereof. Any such appointment shall not be altered at the meeting. If the inspector(s) of election is (are) not so appointed, the Chairman of the Board or, if he or she is not present at the meeting, the Vice Chairman of the Board, may, and at the request of not fewer than ten percent (10%) of the votes represented at the meeting shall, make such appointment at the meeting. In case any person(s) appointed as inspector(s) fail(s) to appear or fail(s) or refuse(s) to act, the vacancy may be filled by appointment by the Chairman of the Board in advance of the meeting or at the meeting, or, if he or she is not present at the meeting, by the Vice Chairman of the Board.
          The duties of such inspectors shall include: determining the number of shares of stock and the voting power of each share, the shares of stock represented at the meeting, the existence of a quorum, the authenticity, validity and effect of proxies; receiving votes, ballots or consents; hearing and determining all challenges and questions in any way arising in connection with the right to vote; counting and tabulating all votes or consents; determining the result; and such acts as may be proper to conduct the election or vote with fairness to all stockholders.
     SECTION 13. Nominations for Directors. The Corporate Governance and Nominating Committee (the “Nominating Committee”) of the Board of Directors shall recommend to the Board of Directors the selection of management nominees for election as directors. Except in the case of a nominee substituted as a result of the death or other incapacity of a management nominee, the Board of Directors, upon the recommendation of the Nominating Committee, shall deliver written nominations to the Secretary of the Corporation at least twenty (20) days prior to the date of the annual meeting. No nominations for directors, except those made by the Board of

Directors upon the recommendation of the Nominating Committee, shall be voted upon at the annual meeting unless other nominations by stockholders are made in writing, together with the nominee’s qualifications for service and evidence of his or her willingness to serve on the Board of Directors, and delivered to the Secretary of the Corporation at least one hundred and twenty (120) days prior to the anniversary date of the mailing of proxy materials by the Corporation in connection with the immediately preceding annual meeting. Ballots bearing the names of all the persons nominated by the Board of Directors and by stockholders shall be provided for use at the annual meeting. However, if the Board of Directors or the Nominating Committee shall fail or refuse to act at least twenty (20) days prior to the annual meeting, nominations for directors may be made at the annual meeting by any stockholder entitled to vote and shall be voted upon.
     SECTION 14. Proposals. At an annual meeting of the stockholders, only such business shall be conducted as shall have been properly brought before the meeting. To be properly brought before an annual meeting, business must be (a) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board of Directors, or (b) otherwise properly brought before the meeting by a stockholder. For business to be properly brought before an annual meeting by a stockholder, the stockholder must have given timely notice thereof in writing to the Secretary of the Corporation. To be timely a stockholder’s notice must be delivered to or mailed and received at the principal executive offices of the Corporation not later than one hundred twenty days (120) prior to the anniversary date of the mailing of proxy materials by the Corporation in connection with the immediately preceding annual meeting of stockholders of the Corporation. A stockholder’s notice to the Secretary shall set forth as to each matter the stockholder proposes to bring before the annual meeting (i) a brief description of the business desired to be brought before the annual meeting, (ii) the name and address, as they appear on the Corporation’s books, of the stockholder proposing such business, (iii) the class and number of shares of the Corporation which are beneficially owned by the stockholder, and (iv) any material interest of the stockholder in such business. The chairman of an annual meeting shall, if the facts warrant, determine and declare to the meeting that business was not properly brought before the meeting in accordance with the provisions of this Article I, Section 14, and if he or she should so determine, he or she shall so declare to the meeting and any such business not properly brought before the meeting shall not be transacted. This provision is not a limitation on any other applicable laws and regulations.
ARTICLE II.
BOARD OF DIRECTORS
     SECTION 1. General Powers. The business and affairs of the Corporation shall be under the direction of the Board of Directors which shall annually elect a Chairman and a Vice Chairman from among its members and shall designate, when present, the Chairman or, if he or she is not present, the Vice Chairman to preside at its meetings. The Chairman of the Board shall have such other duties as set forth in these By-laws or as may from time to time be assigned by the Board of Directors. The Vice Chairman of the Board shall assist the Chairman of the Board in the performance of his or her duties and shall have such other duties as set forth in these By-laws or as may from time to time be assigned by the Board of Directors or the Chairman of the Board.

     SECTION 2. Classification and Term. The Board of Directors shall be divided into three classes as nearly equal in number as possible. The term of office of the initial directors shall be as follows: the term of directors of the first class shall expire at the first annual meeting of stockholders after the effective date of the Corporation’s Certificate of Incorporation; the term of office of the directors of the second class shall expire at the second annual meeting of stockholders after the effective date of the Corporation’s Certificate of Incorporation; and the term of office of the third class shall expire at the third annual meeting of stockholders after the effective date of the Corporation’s Certificate of Incorporation; and as to directors of each class, when their respective successors are elected and qualified. At each annual meeting of stockholders, directors elected to succeed those whose terms are expiring shall be elected for a term of office to expire at the third succeeding annual meeting of stockholders and when their respective successors are elected and qualified. No director shall be elected, re-elected or nominated for election or re-election, as the case may be, after attaining the age of seventy-one (71). Also, the term of a director shall end upon attaining the age of seventy-one (71). In such case, the Board of Directors shall elect a replacement to serve the remainder of his or her term as director.
     SECTION 3. Number of Directors. The Board of Directors shall consist of such number of directors as established from time to time by a vote of a majority of the Board of Directors, provided that no decrease in the number of directors shall have the effect of shortening the term of any incumbent director.
     SECTION 4. Meetings. All meetings of the Board of Directors may be held in or outside Puerto Rico.
     SECTION 5. Special Meetings. Special meetings of the Board of Directors may be called by or at the request of the Chairman or the Vice Chairman of the Board, the President, or one-third of the members of the Board. Such meetings shall be held at such place as the person(s) calling the meeting shall designate.
     SECTION 6. Notice. Written notice of any special meeting shall be given to each director at least two (2) days previous thereto if delivered personally or by fax or electronic mail, or at least five (5) days previous thereto if delivered by postal mail at the address at which the director is most likely to be reached. Such notice shall be deemed to be delivered when deposited in the U.S. postal mail so addressed, with postage thereon prepaid if mailed or when delivered if sent by fax or electronic mail. Any director may waive notice of any meeting by a writing filed with the Secretary. The attendance of a director at a meeting shall constitute a waiver of notice of such meeting, except where a director attends a meeting for the express purpose of objecting to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any meeting of the Board of Directors need be specified in the notice or waiver of notice of such meeting.
     SECTION 7. Quorum. A majority of the directors shall constitute a quorum for the transaction of business at any meeting of the Board of Directors, but if less than such majority is present at a meeting, a majority of the directors present may adjourn the meeting from time to time. Notice of any adjourned meeting shall be given in the same manner as prescribed by Section 6 of this Article II.
     SECTION 8. Manner of Acting. The act of the majority of the directors present at a meeting at which a quorum is present shall be the act of the Board of Directors, unless a greater number is prescribed by applicable laws or regulations or by these By-laws.
     SECTION 9. Resignation. Any director may resign at any time by sending a written notice of such resignation to the principal office of the Corporation addressed to the Chairman or the Vice Chairman of the Board. Unless otherwise specified therein, such resignation shall take effect upon receipt thereof by the Chairman or the Vice Chairman of the Board.
     SECTION 10. Vacancies. All vacancies in the Board of Directors shall be filled in the manner provided in the Corporation’s Certificate of Incorporation.
     SECTION 11. Removal of Directors. Directors may be removed in the manner provided in the Corporation’s Certificate of Incorporation.
     SECTION 12. Action by Directors Without a Meeting. Any action required or which may be taken at a meeting of the directors, or of a committee thereof, may be taken without a meeting if a consent in writing, setting forth the action so taken or to be taken, shall be signed by all of the directors, or all of the members of the committee, as the case may be, and such consents are filed with the minutes of proceedings of the Board of Directors or committee, as the case may be. Such consent shall have the same effect as a unanimous vote.
     SECTION 13. Action by Directors by Communications Equipment. Any action required or which may be taken at a meeting of directors, or of a committee thereof, may be taken by means of a conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other at the same time.
     SECTION 14. Compensation. The Board of Directors may fix, from time to time, a reasonable fee to be paid to each director for his or her services in attending meetings of the Board of Directors or of any authorized committee. The Board of Directors may also provide that such compensation as it deems reasonable shall be paid to any or all of its members for services rendered to the Corporation other than attendance at meetings of the Board of Directors or its committees.
ARTICLE III.
EXECUTIVE AND OTHER COMMITTEES
     SECTION 1. Appointment. The Board of Directors, by resolution adopted by a majority of the full Board, may, from time to time appoint, any number of committees, composed of one (1) or more directors as the Board may determine.

     SECTION 2. Authority. These committees shall and may exercise those powers that the Board of Directors may so delegate and shall have the name or names that from time to time the Board of Directors may determine by resolution.
     SECTION 3. Minutes, Reports. Minutes shall be kept of all meetings of the committees. The minutes of each meeting, together with such reports in writing as may be required to fully explain any business or transactions, shall be submitted for information purposes to the Board of Directors at the next regular meeting of the Board of Directors. The Board of Directors shall record such action in the minutes of such meeting.
     SECTION 4. Appointment, Term of Office. Members of the committees shall be appointed by the Board for such term as the Board may determine, and all members of the committees shall serve at the pleasure of the Board.
     SECTION 5. Quorum. A majority of the members of any committee shall constitute a quorum. A majority of the votes cast shall decide every question or matter submitted to a committee.
ARTICLE IV.
OFFICERS
     SECTION 1. Positions. The officers of the Corporation shall be a President, one or more Vice Presidents, a Secretary, an Assistant Secretary, and a Treasurer, each of whom shall be elected by the Board of Directors. The Board of Directors may designate one or more Vice Presidents as Executive Vice President or Senior Vice President. The Board of Directors may also elect or authorize the appointment of such other officers as the business of the Corporation may require. The officers shall have such authority and perform such duties as the Board of Directors may from time to time authorize or determine. In the absence of action by the Board of Directors, the officers shall have such powers and duties as generally pertain to their respective offices.
     SECTION 2. Election and Term of Office. The officers of the Corporation shall be elected annually at the first meeting of the Board of Directors held after the annual meeting of the stockholders.
          If the election of officers is not held at such meeting, such election shall be held as soon thereafter as possible. Each officer shall hold office until a successor has been duly elected and qualified or until the officer’s death, resignation or removal in the manner hereinafter provided. Election or appointment of an officer, employee or agent shall not of itself create contractual rights. The Board of Directors may authorize the Corporation to enter into an employment contract with any officer in accordance with regulations of the Board, but no such contract shall impair the right of the Board of Directors to remove any officer at any time in accordance with Section 3 of this Article IV.

     SECTION 3. Removal. Any officer may be removed by the Board of Directors whenever, in its judgment, the best interests of the Corporation will be served thereby, but such removal, other than for cause, shall be without prejudice to the contractual rights, if any, of the person so removed.
     SECTION 4. Vacancies. A vacancy in any office because of death, resignation, removal, disqualification or otherwise, may be filled by the Board of Directors for the unexpired portion of the term.
     SECTION 5. Remuneration. The remuneration of the officers shall be fixed from time to time by the Board of Directors.
ARTICLE V.
CONTRACTS, LOANS, CHECKS AND DEPOSITS
     SECTION 1. Contracts. To the extent permitted by applicable laws and regulations, and except as otherwise prescribed by these By-laws with respect to certificates for shares, the Board of Directors may authorize any officer, employee or agent of the Corporation to enter into any contract or execute and deliver any instrument in the name and on behalf of the Corporation. Such authority may be general or confined to specific instances.
     SECTION 2. Loans. No loans shall be contracted on behalf of the Corporation and no evidence of indebtedness shall be issued unless authorized by the Board of Directors. Such authority may be general or confined to specific instances.
     SECTION 3. Checks, Drafts. All checks, drafts or other orders for the payment of money, notes and other evidences of indebtedness issued in the name of the Corporation shall be signed by one or more officers, employees or agents of the Corporation in such manner as shall from time to time be determined by the Board of Directors.
     SECTION 4. Deposits. All funds of the Corporation not otherwise employed shall be deposited from time to time to the credit of the Corporation in any one of its authorized depositories as the Board of Directors select.
ARTICLE VI.
STOCK AND STOCK CERTIFICATES
     SECTION 1. Transfer. Shares of stock shall be transferable on the books of the Corporation, and a transfer book shall be kept in which all transfer of stock shall be recorded. Every person becoming a stockholder by such transfer shall, in proportion to his or her shares, succeed to all rights and liabilities of the prior holder of such shares.
     SECTION 2. Stock Certificates. Certificates of stock shall bear the signature of the Chairman or the Vice Chairman of the Board, the President or any Vice President (which may be engraved, printed or impressed), and shall be signed manually or by facsimile process by the Secretary or an Assistant Secretary, or any other officer appointed by the Board of Directors for that purpose, to be known as an Authorized Officer, and the seal of the Corporation shall be engraved thereon.
     SECTION 3. Owner of Record, Attachment, Pledge. Shares of stock are transferable by all means recognized by law, if there is no attachment levied against them under competent authority, but as long as the transfer is not signed and recorded in the transfer books the Corporation shall be entitled to consider as owner thereof the party who appears as such in said books.
     SECTION 4. Lost or Destroyed Stock Certificates. In the event any certificate of stock shall be lost or destroyed the Board may order a new certificate to be issued in its place upon receiving such proof of loss and such bond of indemnity therefore as may be satisfactory to the Board of Directors. New certificates may be issued without requiring any bond when in the judgment of the Board it is proper to do so.
     SECTION 5. Transfer Agent. The Board of Directors may designate any person, whether or not an officer of the Corporation, as stock transfer agent or registrar of the Corporation with respect to Stock Certificates or other securities issued by the Corporation.
ARTICLE VII.
INDEMNIFICATION, ETC., OF DIRECTORS,
OFFICERS, EMPLOYEES AND AGENTS
     SECTION 1. Indemnification.
          (a) The Corporation shall indemnify, to the fullest extent authorized by the General Corporation Law of the Commonwealth of Puerto Rico, any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Corporation) by reason of the fact that he or she is or was a director, officer, employee, or agent of the Corporation, or is or was serving at the written request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him or her in connection with such action, suit or proceeding if he or she acted in good faith and in a matter he or she reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful, provided that the Corporation shall not be liable for any amounts which may be due to any person in connection with a settlement of any action, suit or proceeding effected without its prior written consent or any action, suit or proceeding initiated by any person seeking indemnification hereunder without its prior written consent. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he or she reasonably believed to be in or not opposed to the best interests of the Corporation and, with respect to any criminal action or proceeding, had reasonable cause to believe that his or her conduct was unlawful.
          (b) The Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that he or she is or was a director, officer, employee, or agent of the Corporation, or is or was serving at the written request of the Corporation as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust or other enterprise against expenses (including attorneys’ fees) actually and reasonably incurred by him or her in connection with the defense or settlement of such action or suit if he or she acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation, except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable for negligence or misconduct in the performance of his or her duty to the Corporation unless and only to the extent that the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expense which such court shall deem proper.
          (c) To the extent that a director, officer, employee, or agent of the Corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in Section 1(a) or Section 1(b) of this Article VII, or in defense of any claim, issue or matter therein, he or she shall be indemnified against expenses (including attorneys’ fees) actually and reasonably incurred by him or her in connection therewith.
          (d) Any indemnification under Section 1(a) or Section 1(b) of this Article VII (unless ordered by a court) shall be made by the Corporation only as authorized in the specific case upon a determination that indemnification of the director, officer, employee or agent is proper in the circumstances because he or she has met the applicable standard of conduct set forth therein. Such determination shall be made (a) by the Board of Directors by a majority vote of a quorum consisting of directors who were not parties to such action, suit or proceeding, or (b) if such a quorum is not obtainable, or, even if obtainable a quorum of disinterested directors so directs, by independent legal counsel in a written opinion, or (c) by the stockholders.
          (e) The Corporation shall not be liable for any amounts which may be due to any person in connection with a settlement of any action, suit or proceeding initiated by any person seeking indemnification under this Article VII without its prior written consent.
     SECTION 2. Advancement of Expenses. Reasonable expenses (including attorneys’ fees) incurred in defending a civil or criminal action, suit or proceeding described in Section 1 of this Article VII may be paid by the Corporation in advance of the final disposition of such action, suit or proceeding as authorized by the Board of Directors in the specific case upon receipt of an undertaking by or on behalf of the director or officer to repay such amount unless it shall ultimately be determined that he or she is entitled to be indemnified by the Corporation as authorized in this Article VII.

     SECTION 3. Other Rights and Remedies. The indemnification and advancement of expenses provided by, or granted pursuant to, this Article VII shall not be deemed exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under any statute, by-law, agreement, vote of stockholders or disinterested directors or otherwise, both as to actions in their official capacity and as to actions in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer, employee, or agent and shall inure to the benefit of the heirs, executors and administrators of such a person.
     SECTION 4. Insurance. By action of its Board of Directors, notwithstanding any interest of the directors in the action, the Corporation may purchase and maintain insurance, in such amounts as the Board of Directors deems appropriate, on behalf of any person who is or was a director, officer, employee or agent of the Corporation, or is or was serving at the written request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against any liability asserted against him or her and incurred by him or her in any such capacity, or arising out of his or her status as such, whether or not the Corporation would have the power or would be required to indemnify him or her against such liability under the provisions of this Article VII or of the General Corporation Law of the Commonwealth of Puerto Rico, or of the laws of any other State or political dependency of the United States or foreign country as may be applicable.
     SECTION 5. Modification. The duties of the Corporation to indemnify and to advance expenses to a director, officer, employee or agent provided in this Article VII shall be in the nature of a contract between the Corporation and each such person, and no amendment or repeal of any provision of this Article VII shall alter, to the detriment of such person, the right of such person to the advance of expenses or indemnification related to a claim based on an act or failure to act which took place prior to such amendment or repeal.
ARTICLE VIII.
CORPORATE SEAL
     The corporate seal of the Corporation shall be in such form and bear such inscription as may be adopted by resolution of the Board of Directors, or by usage of the officers on behalf of the Corporation.
ARTICLE IX.
MISCELLANEOUS PROVISIONS
     SECTION 1. Fiscal Year. The fiscal year of the Corporation shall be from January 1 to December 31 of each year.

     SECTION 2. Dividends. The Board of Directors may from time to time declare, and the Corporation may pay dividends in cash or in shares of the capital stock of the Corporation, in the manner and upon the terms and conditions provided by applicable laws and regulations.
     SECTION 3. Conflict with New Laws. The provisions of these By-laws in conflict with any and all new statutes shall become revoked without affecting the validity of the remaining provisions hereof.
     SECTION 4. Books and Records. The Corporation shall keep correct and complete books and records of account and shall keep minutes and proceedings of its stockholders and Board of Directors (including committees thereof). Any books, records and minutes may be in written form or any other form capable of being converted to written form within a reasonable time.

EXHIBIT G
Form of Officer’s Certificate
The undersigned, the [Chief Financial Officer] [Chief Executive Officer] of Oriental Financial Group Inc., a financial holding company and corporation organized in the Commonwealth of Puerto Rico (the “Company”), pursuant to Section 5.1(g) of the Securities Purchase Agreement, dated as of April 23, 2010 by and among the Company and the investors signatory thereto (the “Securities Purchase Agreement”), hereby represents, warrants and certifies as follows (capitalized terms used but not otherwise defined herein shall have the meaning set forth in the Securities Purchase Agreement):
1.	The representations and warranties of the Company contained in the Securities Purchase Agreement are true and correct as of the date when made and as of the Closing Date, as though made on and as of such date, except for such representations and warranties that speak as of a specific date.
2.	The Company has performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by it at or prior to the Closing.
          IN WITNESS WHEREOF, the undersigned has executed this certificate this ___ day of [_______], 2010.

[__________]
[Chief Financial Officer] [Chief Executive Officer]

EXHIBIT H
Subsidiaries
Oriental Bank and Trust
Oriental International Bank Inc.
Oriental Mortgage Corporation
Oriental Financial Services Corp.
Oriental Insurance, Inc.
Caribbean Pension Consultants, Inc.
Oriental Financial (PR) Statutory Trust II

EXHIBIT I
Form of Escrow Agreement
ESCROW AGREEMENT
by and among
ORIENTAL FINANCIAL GROUP INC.
and
AMERICAN STOCK TRANSFER & TRUST COMPANY, LLC
Dated as of
April 23, 2010

ESCROW AGREEMENT
     This ESCROW AGREEMENT, dated as of this 23rd day of April 2010 (this “Agreement”), is by and between Oriental Financial Group Inc., a financial holding company and corporation organized in the Commonwealth of Puerto Rico (the “Company”), and American Stock Transfer & Trust Company, LLC, a New York banking association organized under the laws of the State of New York, as escrow agent (the “Agent”).
W I T N E S S E T H:
     WHEREAS, the Company is conducting a private placement (the “Private Placement”) of its mandatorily convertible non-cumulative non-voting perpetual preferred stock, Series C, $1,000 liquidation preference per share (the “Preferred Shares”), to certain investors (individually and not including any Excluded Purchasers (as defined below), an “Investor,” and collectively and not including any Excluded Purchasers, the “Investors”) pursuant to Section 4(2) of the Securities Act of 1933, as amended (the “1933 Act”) and Rule 506 of Regulation D, as promulgated by the United States Securities and Exchange Commission (the “Commission”) under the 1933 Act;
     WHEREAS, the Company proposes to engage the Agent for the purpose of receiving, depositing and holding in a segregated interest-bearing account all funds (the “Proceeds”) received from the Investors in connection with the sale of the Preferred Shares by the Company until such time as such funds are to be released to the Company or returned to the Investors in accordance with the terms of this Agreement; and
     WHEREAS, the Agent has agreed to serve as the escrow agent in connection with the proposed purchase and sale of the Preferred Shares.
     NOW, THEREFORE, in consideration of the mutual promises herein contained and intending to be legally bound, the parties hereby agree as follows:
     Appointment of Agent.
     1. The Company hereby appoints the Agent as the escrow agent in accordance with the terms and conditions set forth herein, and the Agent hereby accepts such appointment.
     Establishment of Escrow Account; Deposits.
          (a) The Agent shall promptly cause to be opened a fully segregated interest-bearing escrow account, which escrow account shall be entitled Oriental Financial Group Inc. Escrow Account (the “Escrow Account”), for the purpose of holding in trust all Proceeds from Investors in the Private Placement. The Proceeds will be segregated, and account balances kept, on an individual Investor basis. In accordance with, and subject to the terms and conditions of the Securities Purchase Agreement entered into by and between the Company and each Investor (the “Securities Purchase Agreement”), each Investor shall remit the amount to be deposited by such Investor to the Escrow Account, as provided in the applicable signature page of such

Investor to the Securities Purchase Agreement (each, a “Signature Page” and collectively, the “Signature Pages”), in the form of wire transfers to the Agent. All such wire transfers forwarded to the Agent shall be accompanied by a copy of such Investor’s Signature Page, which will contain written information identifying such Investor, the Investor’s full legal name, social security or tax identification number, and current street address and will also include wire transfer instructions pursuant to which the Agent may return escrowed funds, if applicable. All Signature Pages shall be mailed by the Company directly to the Agent, or transmitted by facsimile at (718) 765-8758, Attention: Alan Finn. Wire transfers to the Escrow Account shall be made in federal funds transferred as follows:
JP Morgan Chase
2. New York, NY
3. Account Name: American Stock Transfer & Trust Company, LLC
4. For further credit to Oriental Financial Group Inc. Escrow Account
ABA: 021000021
A/C: 323-890121
     5. All Proceeds received by the Agent are subject to clearance time, and the funds represented thereby cannot be drawn until such time as the same constitutes good and collected funds. The Agent will provide an executed receipt, in substantially the form attached hereto as Exhibit A, upon the request of any Investor. If requested by an Investor, the Agent will deliver such receipt on the same day the Proceeds are received by the Agent from such Investor.
          (a) All Proceeds received by the Agent pursuant to the terms of this Agreement shall be invested by the Agent in the Evergreen Institutional Treasury Money Market Fund # 397, unless otherwise directed in writing by the Company; provided, however, that the Proceeds attributable to any Investor shall not be invested other than in money market mutual funds investing in treasuries or government-backed securities unless the Company presents to the Agent such Investor’s consent in writing to such alternative investment.
     Procedure for Disbursement from the Escrow Account.
          (b) The Proceeds held in the Escrow Account, plus all earnings, interest and income thereon (the “Escrow Earnings”), shall be subject to, and distributed in accordance with, the provisions below. Until such time as the Proceeds and Escrow Earnings are distributed to the Company in accordance with Section 3.3 below, the Company shall not be entitled to, nor shall the Company have any rights, interest or claims to, any of the Proceeds or Escrow Earnings held in the Escrow Account.
          (c) The Company may accept the Proceeds attributable to the Investors in a closing (with respect to such Investor, the “Closing”) in accordance with Section 3.3 and the Securities Purchase Agreement. The time of the Closing shall be 10:00 a.m., Eastern Time (or such later time agreed to by the Company and such Investor), on the date determined in accordance with Section 2.1(c)(i) of the Securities Purchase Agreement (the “Closing Date”).

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          (d) On the Closing Date, the Company shall provide written instructions to the Agent, with, upon the request of an Investor, a copy to such Investor: (i) confirming that the conditions to the Closing set forth in the Securities Purchase Agreement have been satisfied or waived; and (ii) instructing the Agent to remit to the Company in immediately available funds the Proceeds related to the Closing (as determined in accordance with the Securities Purchase Agreement), after the payment of fees and expenses due and payable to certain third parties as designated and approved by the Company, including the Agent’s compensation as set forth in Exhibit B hereto. Upon receipt of such written instruction from the Company, the Agent shall remit to the Company in immediately available funds such Proceeds and Escrow Earnings related to the Closing, after the payment of the fees and expenses due and payable to the third parties referenced in the preceding sentence; such written instructions from the Company shall include wire instructions for, and the amount of the fees and expenses payable to, such third parties. The Agent will make the deliveries on the Closing Date. The Agent will notify the Company and Keefe, Bruyette & Woods, Inc., the Company’s placement agent (the “Placement Agent”), in writing, of any problems with such delivery.
          (e) Upon the receipt by the Company of the written demand of any Investor, pursuant to Section 6.17(a) of the Securities Purchase Agreement, that the Company return all or any portion of such Investor’s Proceeds and the Escrow Earnings thereon, the Company shall, if required pursuant to Section 6.17(b) of the Securities Purchase Agreement, instruct in writing (with, upon the written request of an Investor, a copy to such Investor) the Agent to return by wire transfer to such Investor such Proceeds and Escrow Earnings. The instructions provided by the Company to the Agent pursuant to the preceding sentence shall state the amount of Escrow Earnings to be received by the Investor, as calculated by the Company. The Agent shall notify the Company and the Placement Agent in writing of the distribution of such funds to such Investor. Provided that the information has been provided to the Agent pursuant to Section 3.9 hereto, the Agent shall return to such Investor the Proceeds and the Escrow Earnings thereon as set forth in the Company’s instructions no later than the second business day after receipt of such instructions. No Investor shall demand the return of any Proceeds unless entitled to a return of such Proceeds pursuant to the terms of the Securities Purchase Agreement.
          (f) As soon as practicable after the date upon which the Company gives notice to the Agent that the Securities Purchase Agreement has been terminated (the “Termination Date”), the Agent shall return by wire transfer to each Investor the amount of the Proceeds that were received by the Agent from such Investor, plus all Escrow Earnings thereon. The Agent shall notify the Company and the Placement Agent in writing of the distribution of such funds to the Investors. Provided that the information has been provided to the Agent pursuant to Section 3.9 hereto, the Agent shall return the Proceeds to the Investor no later than the second business day after the Termination Date.
          (g) Any payments by the Agent to the Investors, or to persons (other than the Company) pursuant to the terms of this Agreement shall be made by wire transfer in accordance with the wire instructions in the Signature Pages.
          (h) Any payments by the Agent to the Company pursuant to the terms of this Agreement shall be made by wire transfer in accordance with wire instructions delivered by the Company to the Agent.

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          (i) All amounts referred to herein are expressed in United States dollars and all payments by the Agent shall be made in United States dollars.
          (j) Any payments of income from the Escrow Account shall be subject to withholding regulations then in force with respect to United States taxes. The Company or the Placement Agent will provide the Agent with appropriate W-9 forms for the Investors or W-8 forms for nonresident alien certifications. It is understood that the Agent shall be responsible for income reporting only with respect to income earned on investment of funds that are a part of the Escrow Account balance and is not responsible for any other reporting.
     Exculpation and Indemnification of Agent.
          (k) The Agent does not have any interest in the Proceeds deposited hereunder, but is serving as escrow holder only and having only possession of the Proceeds, plus all Escrow Earnings thereon, in its capacity as such. The Agent shall have no duties or responsibilities other than those expressly set forth herein. The Agent shall have no duty to enforce any obligation of any person to make any payment or delivery, or to direct or cause any payment or delivery to be made, or to enforce any obligation of any person to perform any other act. The Agent shall be under no liability to the Company or any other party by reason of any failure on the part of any party hereto or any maker, guarantor, endorser or other signatory of any document or any other person to perform such person’s obligations under any such document.
          (l) The Agent shall not be liable to the Company or to any other party for any action taken or omitted by it, or any action suffered by it to be taken or omitted, in good faith and in the exercise of its own best judgment except where it has been grossly negligent or has engaged in bad faith or willful misconduct. The Agent shall be entitled to rely conclusively and shall be protected in acting upon any order, notice, demand, certificate, opinion or advice of counsel (including counsel chosen by the Agent), statement, instrument, report or other paper or document (not only as to its due execution and the validity and effectiveness of its provisions, but also as to the truth and acceptability of any information therein contained), which is reasonably believed by the Agent to be genuine and to be signed or presented by the proper person or persons. The Agent shall not be bound by any notice or demand, or any waiver, modification, termination or rescission of this Agreement or any of the terms thereof, unless evidenced by a writing delivered to the Agent signed by the proper party or parties and, if the duties or rights of the Agent are affected, unless it shall give its prior written consent thereto. If the Agent is unsure as to any course of action to be taken hereunder, it may request instructions from the Company; the Agent shall not be liable to any person and shall be held harmless and indemnified by the Company in relying on such instructions; in the event the Agent receives conflicting instructions, or no instructions after a request therefor, the Agent shall be fully protected in refraining from acting until such conflict is resolved or instructions provided to the satisfaction of the Agent.
          (m) The Agent shall not be responsible for the sufficiency or accuracy of the form of, or the execution, validity, value or genuineness of, any document or property received, held or delivered by it hereunder, or of any signature or endorsement thereon, or for any lack of endorsement thereon, or for any description therein; nor shall the Agent be responsible or liable to the Company or to anyone else in any respect on account of the identity, authority or rights of

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the persons executing or delivering or purporting to execute or deliver any document or property pursuant to this Agreement. Provided that the Agent complies with Section 2.2 hereof, the Agent shall have no responsibility with respect to the use or application of any Proceeds or other property paid or delivered by the Agent pursuant to the provisions hereof.
          (n) In the event of any dispute with respect to the Proceeds held in escrow by the Agent, the Agent shall be entitled to refuse to act until such conflicting or adverse claims or demands shall have been determined by a final order, judgment or decree of a court of competent jurisdiction, which order, judgment or decree is not subject to appeal, or settled by agreement between the conflicting parties as evidenced in a writing satisfactory to the Agent.
          (o) The Agent shall be entitled to consult with legal counsel at the expense of the Company in the event that a question or dispute arises with regard to the construction of any of the provisions hereof, and shall incur no liability and shall be fully protected in acting in accordance with the advice or opinion of such counsel. The Agent shall not be required to take any action which, in the Agent’s sole and absolute judgment, could involve it in expense or liability in excess of its fees and reimbursable expenses hereunder unless furnished with security and indemnity that it deems, in its sole and absolute discretion, to be satisfactory.
          (p) The Agent shall, if applicable, withhold from any payment of monies held by it hereunder such amount as the Agent estimates to be sufficient to provide for the payment of any applicable taxes not yet paid, and may use the sum withheld for that purpose. The Agent shall be indemnified and held harmless against any liability for taxes, and for any penalties or interest in respect of taxes, on such investment income or payments in the manner provided in Section 4.7.
          (q) The Company shall indemnify and hold the Agent harmless from and against Expenses (as defined in Section 4.8), including reasonable counsel fees and disbursements, of any kind and nature whatsoever suffered by the Agent in connection with any action, suit or other proceeding involving any claim, or in connection with any claim or demand, which in any way, directly or indirectly, arises out of or relates to this Agreement, the services of the Agent hereunder or the monies or other property held by it hereunder; provided, however, that such indemnification shall not extend to acts of gross negligence, willful misconduct or bad faith by the Agent. Promptly after the receipt by the Agent of notice of any demand or claim or the commencement of any action, suit or proceeding, the Agent shall, if a claim in respect thereof is to be made against the Company, notify the Company thereof in writing, but the failure by the Agent to give such notice shall not relieve the Company from any liability which the Company may have to the Agent hereunder. The terms of this Section 4.7 shall survive the termination of this Agreement and the resignation or removal of the Agent.
          (r) For the purposes hereof, the term “Expenses” shall include any and all amounts assessed, paid or payable to satisfy any claim, action, suit, cost, loss, demand or liability, or in settlement of any claim, demand, action, suit or proceeding settled with the express written consent of the Agent, and all costs and expenses, including, but not limited to, reasonable counsel fees and disbursements, paid or incurred in investigating or defending against any such claim, demand, action, suit or proceeding.

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          (s) The Agent shall not incur any liability for not performing any act or fulfilling any duty, obligation or responsibility hereunder by reason of any occurrence beyond the control of Agent (including but not limited to any act or provision of any present or future law or regulation or governmental authority, any act of God or war, or the unavailability of the Federal Reserve Bank wire or telex or other wire or communication facility).
     Termination of Agreement and Resignation or Removal of Agent.
          (t) This Agreement shall terminate on the release of all Proceeds, including the Escrow Earnings, held in escrow hereunder, provided that the rights of the Agent and the obligations of the other parties hereto under Sections 3.9, 4 and 6 shall survive the termination hereof.
          (u) The Agent may resign at any time by giving the Company at least 30 days’ notice thereof, and upon the effectiveness of such resignation the Agent shall be discharged from its duties as Agent hereunder. The Company may remove the Agent at any time by giving the Agent at least 30 days’ notice thereof, and upon the effectiveness of such removal the Agent shall be discharged from its duties as Agent hereunder. As soon as practicable after its resignation or removal, the Agent shall turn over to a successor escrow agent appointed by the Company all monies and property held hereunder (less such amount as the Agent is entitled to retain pursuant to Section 6) upon presentation of the document appointing the new escrow agent and its acceptance thereof. If no new Agent is so appointed within the 30-day period following such notice of resignation or removal, the Agent may deposit the aforesaid monies and property with any court it deems appropriate. Section 3.9 shall survive the resignation or removal of the Agent.
     Compensation of Agent.
     6. For services rendered, the Agent shall receive the compensation set forth in Exhibit B hereto. The Agent shall also be entitled to reimbursement from the Company for all reasonable Expenses paid or incurred by it in the administration of its duties hereunder, including, but not limited to, all reasonable counsel and advisors’ fees and disbursements and all reasonable taxes or other governmental charges. Such compensation and reimbursement to the Agent by the Company shall be paid only from funds properly drawn by the Company pursuant to Section 3.3, or by funds otherwise available to the Company.
     Notices.
     7. All notices, requests, demands and other communications provided for herein shall be in writing, shall be delivered by overnight courier providing a receipt of delivery or by facsimile, certified or registered mail, shall be deemed given when received and shall be addressed to the parties hereto at their respective addresses listed below or to such other persons or addresses as the relevant party shall designate as to itself from time to time in writing delivered in like manner.

6

     If to the Company:
Oriental Financial Group Inc.
997 San Roberto Street
San Juan, Puerto Rico 00926
Telephone: (787) 993-4206
Facsimile: (787) 771-6896
Attention: General Counsel
     with copies (for informational purposes only) to:
Skadden, Arps, Slate, Meagher & Flom LLP
300 South Grand Avenue, Suite 3400
Los Angeles, California 90071
Telephone: (213) 687-5000
Facsimile: (213) 687-5600
Attention: Gregg A. Noel, Esq.
     If to the Agent:
American Stock Transfer & Trust Company, LLC
6201 15th Avenue
New York, New York 11219
Telephone: (718) 765-8758
Facsimile: afinn@amstock.com
Attention: Alan G. Finn
     Further Assurances.
     8. From time to time on and after the date hereof, the Company shall deliver or cause to be delivered to the Agent such further documents and instruments and shall do and cause to be done such further acts as the Agent shall reasonably request (it being understood that the Agent shall have no obligation to make any such request) to carry out more effectively the provisions and purposes of this Agreement, to evidence compliance herewith or to assure itself that it is protected in acting hereunder.
     Governing Law and Consent to Service of Process.
     9. This Agreement shall be interpreted, construed, enforced and administered in accordance with the laws of the State of New York. Each of the Company and the Agent hereby irrevocably consents to the jurisdiction of the courts of the State of New York and of any federal court located in such State in connection with any action, suit or other proceeding arising out of or relating to this Agreement or any action taken or omitted hereunder, and waives personal service of any summons, complaint or other process and agrees that the service thereof may be made by certified or registered mail directed to each of the parties at its address for purposes of notices hereunder, and such service shall be deemed completed ten (10) calendar days after the same is so mailed.

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     Miscellaneous.
          (a) This Agreement shall be construed without regard to any presumption or other rule requiring construction against the party causing such instrument to be drafted. The terms “hereby,” “hereof,” “hereto,” “hereunder” and any similar terms, as used in this Agreement, refer to the Agreement in its entirety and not only to the particular portion of this Agreement where the term is used. The word “person” shall mean any natural person, partnership, company, government and any other form of business or legal entity. All words or terms used in this Agreement, regardless of the number or gender in which they are used, shall be deemed to include any other number and any other gender as the context may require. This Agreement shall not be admissible in evidence to construe the provisions of any prior agreement. The rule of ejusdem generis shall not be applicable herein to limit a general statement, which is followed by or referable to an enumeration of specific matters, to matters similar to the matters specifically mentioned.
          (b) This Agreement and the rights and obligations hereunder of the Company may be assigned by the Company only to a successor to the Company’s entire business. This Agreement and the rights and obligations hereunder of the Agent may be assigned by the Agent only to a successor to its entire business. This Agreement shall be binding upon and inure to the benefit of each party’s respective successors and permitted assigns. This Agreement is intended to be for the sole benefit of the parties hereto, and no other person shall acquire or have any rights under or by virtue of this Agreement; provided, however, that the Investors shall be third party beneficiaries of the parties’ obligations hereunder. This Agreement may not be changed orally or modified, amended or supplemented without an express written agreement executed by the Agent or the Company, and, to the extent such change, modification, amendment or supplement would adversely affect any Investor’s Proceeds or any Escrow Earnings thereon, the consent of such Investor, which consent will not be unreasonably withheld.
          (c) The headings in this Agreement are for purposes of reference only and shall not limit or otherwise affect any of the terms hereof.
          (d) “Excluded Purchasers” means any Section 2.1(c)(iii) Purchasers (as defined in the Securities Purchase Agreement) and any Purchasers (as defined in the Securities Purchase Agreement) that have entered into Custodian Agreements (as defined in the Securities Purchase Agreement).
     Execution in Counterparts.
     10. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original as against any party whose signature appears thereon, and all of which shall together constitute one and the same instrument. This Agreement shall become binding when one or more counterparts hereof, individually or taken together, shall bear the signature of all of the parties reflected hereon as the signatures.
     11.

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     IN WITNESS WHEREOF, the parties have executed and delivered this Agreement on the day and year first above written.

ORIENTAL FINANCIAL GROUP INC.
By:
Name:
Title:

AMERICAN STOCK TRANSFER & TRUST COMPANY, LLC
By:
Name:
Title:

[Escrow Agreement]

Exhibit A
RECEIPT
     American Stock Transfer & Trust Company, LLC, as Escrow Agent (the “Agent”), for Oriental Financial Group Inc. (the “Company”), hereby acknowledges receipt by wire transfer of U.S. $__________________, in immediately available funds, from _________________, representing the escrow deposit to be held in escrow by the Agent, pursuant to the Escrow Agreement (the “Escrow Agreement”), dated April 23, 2010, by and between the Company and the Agent. All capitalized terms used herein and not otherwise defined shall have the same respective meanings as set forth in the Escrow Agreement.
_________ __, 2010

American Stock Transfer & Trust Company, LLC, as the Agent
By:
Name:
Title:

A-1

Exhibit B
American Stock Transfer & Trust Company, LLC
ESCROW AGENT SERVICES
FEE PROPOSAL
ORIENTAL FINANCIAL GROUP INC.
Acceptance fee: $2,500.00
Annual administration fee: $7,500.00

B-1